EXHIBIT 99.1
GSAMP 04-OPT


Assummptions:

prepayment speed as indicated
forward curve
40% loss severity
100% advancing, 6m recover lag
deal run to call with collateral losses calculated
 through life of applicable bond
bond priced at par
For other assumptions please refer to termsheet




                                               -------------------------------
                                                          Fwd Curve
------------------------------------------------------------------------------
       Class M1         CDR                                             23.85
                        Yield                                          4.2403
                        WAL                                              3.58
                        Modified Duration                                3.32
                        Principal Window                        Jul08 - Jul08
                        Principal Writedown                  32,097.25 (0.07%)
                        Total Collat Loss              112,140,317.52 (16.02%)
------------------------------------------------------------------------------
       Class M3         CDR                                             13.56
                        Yield                                          5.0562
                        WAL                                              4.16
                        Modified Duration                                3.75
                        Principal Window                        Feb09 - Feb09
                        Principal Writedown                     314.48 (0.00%)
                        Total Collat Loss               72,809,153.07 (10.40%)
------------------------------------------------------------------------------



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described herein or other securities are ultimately offered, they will be
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

GSAMP 04-OPT



                                             loan aged

                   Fwd Curve                             Prepay Curve
         ===============================     ==================================

Month        1mL             6mL                  fixed             arm
1              2.46839          2.67248               5.00000          5.00000
2              2.41286          2.77076               6.72727          7.09091
3              2.55523          2.88464               8.45455          9.18182
4              2.72448          2.98393              10.18182         11.27273
5              2.85535          3.07345              11.90909         13.36364
6              2.93232          3.14328              13.63636         15.45455
7              3.02111          3.21243              15.36364         17.54545
8              3.10404          3.28725              17.09091         19.63636
9              3.16571          3.34401              18.81818         21.72727
10             3.22912          3.39782              20.54545         23.81818
11             3.28989          3.45394              22.27273         25.90909
12             3.34287          3.50395              24.00000         28.00000
13             3.44967          3.55276              24.00000         28.00000
14             3.44518          3.58892              24.00000         28.00000
15             3.49456          3.63093              24.00000         28.00000
16             3.54762          3.67144              24.00000         28.00000
17             3.59355          3.70775              24.00000         28.00000
18             3.62881          3.74395              24.00000         28.00000
19             3.65885          3.78027              24.00000         28.00000
20             3.69183          3.81164              24.00000         28.00000
21             3.73168          3.84454              24.00000         28.00000
22             3.77041          3.87475              24.00000         28.00000
23             3.80486          3.90362              24.00000         28.00000
24             3.83482          3.93215              24.00000         28.00000
25             3.85905          3.96354              24.00000         50.00000
26             3.88590          3.99081              24.00000         50.00000
27             3.91252          4.02215              24.00000         50.00000
28             3.94124          4.05431              24.00000         50.00000
29             3.97089          4.08588              24.00000         50.00000
30             4.00332          4.11960              24.00000         50.00000
31             4.03380          4.15571              24.00000         50.00000
32             4.06590          4.19072              24.00000         50.00000
33             4.10056          4.23021              24.00000         50.00000
34             4.13405          4.26699              24.00000         50.00000
35             4.16907          4.30263              24.00000         50.00000
36             4.20845          4.33935              24.00000         50.00000
37             4.24751          4.37532              24.00000         50.00000
38             4.28691          4.40817              24.00000         50.00000
39             4.32202          4.44282              24.00000         50.00000
40             4.35407          4.46995              24.00000         50.00000
41             4.38522          4.49670              24.00000         50.00000
42             4.41561          4.52308              24.00000         50.00000
43             4.44361          4.54671              24.00000         50.00000
44             4.47238          4.57140              24.00000         50.00000
45             4.49561          4.59665              24.00000         50.00000
46             4.51769          4.61962              24.00000         50.00000
47             4.53965          4.64570              24.00000         50.00000
48             4.56438          4.67462              24.00000         50.00000
49             4.59252          4.69968              24.00000         50.00000
50             4.62063          4.72636              24.00000         50.00000
51             4.64615          4.75438              24.00000         50.00000
52             4.67312          4.78037              24.00000         50.00000
53             4.70164          4.80658              24.00000         50.00000
54             4.72633          4.83364              24.00000         50.00000
55             4.75155          4.86045              24.00000         50.00000
56             4.77813          4.89130              24.00000         50.00000
57             4.80307          4.91995              24.00000         50.00000
58             4.82746          4.94796              24.00000         50.00000
59             4.85247          4.97853              24.00000         50.00000
60             4.88385          5.00879              24.00000         50.00000
61             4.91920          5.03602              24.00000         50.00000
62             4.94894          5.06077              24.00000         50.00000
63             4.97473          5.08305              24.00000         50.00000
64             5.00034          5.10264              24.00000         50.00000
65             5.02352          5.11999              24.00000         50.00000
66             5.04329          5.13283              24.00000         50.00000
67             5.06049          5.14516              24.00000         50.00000
68             5.07569          5.15854              24.00000         50.00000
69             5.08805          5.17085              24.00000         50.00000
70             5.09816          5.18255              24.00000         50.00000
71             5.10408          5.19893              24.00000         50.00000
72             5.11706          5.21271              24.00000         50.00000
73             5.13433          5.22909              24.00000         50.00000
74             5.14987          5.24539              24.00000         50.00000
75             5.16409          5.25958              24.00000         50.00000
76             5.18204          5.27482              24.00000         50.00000
77             5.19463          5.28874              24.00000         50.00000
78             5.21032          5.30265              24.00000         50.00000
79             5.22585          5.31594              24.00000         50.00000
80             5.23910          5.32991              24.00000         50.00000
81             5.25375          5.34461              24.00000         50.00000
82             5.26783          5.35789              24.00000         50.00000
83             5.28112          5.37266              24.00000         50.00000
84             5.29729          5.38711              24.00000         50.00000
85             5.31485          5.40314              24.00000         50.00000
86             5.33140          5.41535              24.00000         50.00000
87             5.34575          5.42888              24.00000         50.00000
88             5.36082          5.44284              24.00000         50.00000
89             5.37406          5.45407              24.00000         50.00000
90             5.38841          5.46617              24.00000         50.00000
91             5.39824          5.47749              24.00000         50.00000
92             5.41004          5.48946              24.00000         50.00000
93             5.42085          5.50278              24.00000         50.00000
94             5.42880          5.51296              24.00000         50.00000
95             5.43781          5.52465              24.00000         50.00000
96             5.44841          5.53677              24.00000         50.00000
97             5.45989          5.54998              24.00000         50.00000
98             5.47319          5.56116              24.00000         50.00000
99             5.48257          5.57248              24.00000         50.00000
100            5.49350          5.58457              24.00000         50.00000
101            5.50460          5.59546              24.00000         50.00000
102            5.51645          5.60752              24.00000         50.00000
103            5.52581          5.61600              24.00000         50.00000
104            5.53689          5.62720              24.00000         50.00000
105            5.54725          5.63863              24.00000         50.00000
106            5.55680          5.64774              24.00000         50.00000
107            5.56822          5.65851              24.00000         50.00000
108            5.57711          5.66868              24.00000         50.00000
109            5.58953          5.68061              24.00000         50.00000
110            5.60152          5.69083              24.00000         50.00000
111            5.61047          5.70227              24.00000         50.00000
112            5.62139          5.71206              24.00000         50.00000
113            5.63148          5.72160              24.00000         50.00000
114            5.64186          5.73198              24.00000         50.00000
115            5.65105          5.73919              24.00000         50.00000
116            5.66200          5.74672              24.00000         50.00000
117            5.66935          5.75255              24.00000         50.00000
118            5.67818          5.75783              24.00000         50.00000
119            5.68738          5.76466              24.00000         50.00000
120            5.68937          5.77274              24.00000         50.00000
121            5.69315          5.78074              24.00000         50.00000
122            5.69853          5.79168              24.00000         50.00000
123            5.70457          5.80657              24.00000         50.00000
124            5.71558          5.82314              24.00000         50.00000
125            5.72949          5.84137              24.00000         50.00000
126            5.74199          5.86269              24.00000         50.00000
127            5.75921          5.88805              24.00000         50.00000
128            5.77995          5.92000              24.00000         50.00000
129            5.80127          5.94990              24.00000         50.00000
130            5.82516          5.98044              24.00000         50.00000
131            5.85266          6.01374              24.00000         50.00000
132            5.89163          6.03978              24.00000         50.00000
133            5.93374          6.06228              24.00000         50.00000
134            5.96442          6.07733              24.00000         50.00000
135            5.98812          6.08402              24.00000         50.00000
136            6.00818          6.08467              24.00000         50.00000
137            6.01636          6.07589              24.00000         50.00000
138            6.02118          6.06238              24.00000         50.00000
139            6.01782          6.04078              24.00000         50.00000
140            6.00532          6.01414              24.00000         50.00000
141            5.98838          5.98850              24.00000         50.00000
142            5.96255          5.96127              24.00000         50.00000
143            5.92948          5.93750              24.00000         50.00000
144            5.89626          5.91920              24.00000         50.00000
145            5.86927          5.90796              24.00000         50.00000
146            5.84792          5.90270              24.00000         50.00000
147            5.83233          5.90359              24.00000         50.00000
148            5.82609          5.91461              24.00000         50.00000
149            5.82269          5.92663              24.00000         50.00000
150            5.82804          5.94946              24.00000         50.00000
151            5.83912          5.97484              24.00000         50.00000
152            5.85601          5.99736              24.00000         50.00000
153            5.88222          6.02232              24.00000         50.00000
154            5.91020          6.04333              24.00000         50.00000
155            5.94777          6.06480              24.00000         50.00000
156            5.97121          6.08163              24.00000         50.00000
157            5.98390          6.09993              24.00000         50.00000
158            6.00034          6.11576              24.00000         50.00000
159            6.01430          6.13383              24.00000         50.00000
160            6.03178          6.15400              24.00000         50.00000
161            6.04833          6.17154              24.00000         50.00000
162            6.06805          6.19158              24.00000         50.00000
163            6.08365          6.21395              24.00000         50.00000
164            6.10329          6.23963              24.00000         50.00000
165            6.12370          6.27001              24.00000         50.00000
166            6.14194          6.29599              24.00000         50.00000
167            6.16321          6.32307              24.00000         50.00000
168            6.19809          6.34958              24.00000         50.00000
169            6.23526          6.37257              24.00000         50.00000
170            6.26879          6.38665              24.00000         50.00000
171            6.29035          6.39430              24.00000         50.00000
172            6.30749          6.39690              24.00000         50.00000
173            6.31913          6.39222              24.00000         50.00000
174            6.32518          6.38117              24.00000         50.00000
175            6.32178          6.36367              24.00000         50.00000
176            6.31462          6.34791              24.00000         50.00000
177            6.29937          6.33072              24.00000         50.00000
178            6.27714          6.31319              24.00000         50.00000
179            6.24996          6.29967              24.00000         50.00000
180            6.23033          6.28801              24.00000         50.00000
181            6.22303          6.27939              24.00000         50.00000
182            6.21411          6.26955              24.00000         50.00000
183            6.20306          6.25988              24.00000         50.00000
184            6.19596          6.25229              24.00000         50.00000
185            6.18767          6.24271              24.00000         50.00000
186            6.17619          6.23225              24.00000         50.00000
187            6.16893          6.22490              24.00000         50.00000
188            6.16116          6.21743              24.00000         50.00000
189            6.15137          6.20715              24.00000         50.00000
190            6.14299          6.19792              24.00000         50.00000
191            6.13507          6.18994              24.00000         50.00000
192            6.12618          6.18139              24.00000         50.00000
193            6.11918          6.17319              24.00000         50.00000
194            6.10877          6.16311              24.00000         50.00000
195            6.10066          6.15614              24.00000         50.00000
196            6.09442          6.14990              24.00000         50.00000
197            6.08631          6.14218              24.00000         50.00000
198            6.07790          6.13338              24.00000         50.00000
199            6.07020          6.12570              24.00000         50.00000
200            6.06297          6.11889              24.00000         50.00000
201            6.05518          6.11075              24.00000         50.00000
202            6.04786          6.10192              24.00000         50.00000
203            6.03883          6.09449              24.00000         50.00000
204            6.03216          6.08710              24.00000         50.00000
205            6.02570          6.08034              24.00000         50.00000
206            6.01730          6.07280              24.00000         50.00000
207            6.00946          6.06543              24.00000         50.00000
208            6.00485          6.06017              24.00000         50.00000
209            5.99531          6.05190              24.00000         50.00000
210            5.99007          6.04641              24.00000         50.00000
211            5.98346          6.03915              24.00000         50.00000
212            5.97517          6.03178              24.00000         50.00000
213            5.96954          6.02632              24.00000         50.00000
214            5.96279          6.01855              24.00000         50.00000
215            5.95572          6.01244              24.00000         50.00000
216            5.94934          6.00584              24.00000         50.00000
217            5.94342          6.00012              24.00000         50.00000
218            5.93698          5.99389              24.00000         50.00000
219            5.92946          5.98735              24.00000         50.00000
220            5.92533          5.98387              24.00000         50.00000
221            5.91777          5.97612              24.00000         50.00000
222            5.91282          5.97182              24.00000         50.00000
223            5.90677          5.96683              24.00000         50.00000
224            5.90042          5.95954              24.00000         50.00000
225            5.89589          5.95451              24.00000         50.00000
226            5.88777          5.94784              24.00000         50.00000
227            5.88415          5.94334              24.00000         50.00000
228            5.87871          5.93703              24.00000         50.00000
229            5.87046          5.93105              24.00000         50.00000
230            5.86724          5.92737              24.00000         50.00000
231            5.86184          5.92230              24.00000         50.00000
232            5.85573          5.91732              24.00000         50.00000
233            5.85121          5.91315              24.00000         50.00000
234            5.84699          5.90969              24.00000         50.00000
235            5.84056          5.90254              24.00000         50.00000
236            5.83665          5.89730              24.00000         50.00000
237            5.83172          5.89032              24.00000         50.00000
238            5.82648          5.88112              24.00000         50.00000
239            5.82289          5.87230              24.00000         50.00000
240            5.81177          5.86072              24.00000         50.00000
241            5.80283          5.85248              24.00000         50.00000
242            5.79248          5.84220              24.00000         50.00000
243            5.78052          5.83246              24.00000         50.00000
244            5.77189          5.82415              24.00000         50.00000
245            5.76220          5.81511              24.00000         50.00000
246            5.75301          5.80690              24.00000         50.00000
247            5.74313          5.79732              24.00000         50.00000
248            5.73498          5.78920              24.00000         50.00000
249            5.72401          5.77948              24.00000         50.00000
250            5.71597          5.77138              24.00000         50.00000
251            5.70816          5.76386              24.00000         50.00000
252            5.69845          5.75570              24.00000         50.00000
253            5.69134          5.74850              24.00000         50.00000
254            5.68327          5.74067              24.00000         50.00000
255            5.67446          5.73372              24.00000         50.00000
256            5.66853          5.72801              24.00000         50.00000
257            5.66143          5.72078              24.00000         50.00000
258            5.65300          5.71355              24.00000         50.00000
259            5.64679          5.70785              24.00000         50.00000
260            5.64090          5.70284              24.00000         50.00000
261            5.63346          5.69554              24.00000         50.00000
262            5.62732          5.68917              24.00000         50.00000
263            5.62173          5.68406              24.00000         50.00000
264            5.61547          5.67862              24.00000         50.00000
265            5.61100          5.67355              24.00000         50.00000
266            5.60378          5.66711              24.00000         50.00000
267            5.59851          5.66334              24.00000         50.00000
268            5.59500          5.66027              24.00000         50.00000
269            5.59016          5.65623              24.00000         50.00000
270            5.58518          5.65127              24.00000         50.00000
271            5.58092          5.64740              24.00000         50.00000
272            5.57722          5.64448              24.00000         50.00000
273            5.57324          5.64051              24.00000         50.00000
274            5.56986          5.63635              24.00000         50.00000
275            5.56509          5.63307              24.00000         50.00000
276            5.56236          5.63029              24.00000         50.00000
277            5.56011          5.62800              24.00000         50.00000
278            5.55636          5.62496              24.00000         50.00000
279            5.55339          5.62268              24.00000         50.00000
280            5.55225          5.62228              24.00000         50.00000
281            5.54876          5.61865              24.00000         50.00000
282            5.54765          5.61784              24.00000         50.00000
283            5.54583          5.61672              24.00000         50.00000
284            5.54383          5.61456              24.00000         50.00000
285            5.54372          5.61389              24.00000         50.00000
286            5.54044          5.61080              24.00000         50.00000
287            5.54082          5.61143              24.00000         50.00000
288            5.54051          5.61049              24.00000         50.00000
289            5.53873          5.61061              24.00000         50.00000
290            5.53929          5.61009              24.00000         50.00000
291            5.53794          5.61020              24.00000         50.00000
292            5.53933          5.61224              24.00000         50.00000
293            5.53924          5.61187              24.00000         50.00000
294            5.54108          5.61300              24.00000         50.00000
295            5.53971          5.61226              24.00000         50.00000
296            5.54193          5.61218              24.00000         50.00000
297            5.54358          5.61087              24.00000         50.00000
298            5.54371          5.60618              24.00000         50.00000
299            5.54608          5.60222              24.00000         50.00000
300            5.54318          5.59656              24.00000         50.00000
301            5.53721          5.59125              24.00000         50.00000
302            5.53292          5.58559              24.00000         50.00000
303            5.52556          5.57924              24.00000         50.00000
304            5.52123          5.57563              24.00000         50.00000
305            5.51686          5.57130              24.00000         50.00000
306            5.51282          5.56767              24.00000         50.00000
307            5.50691          5.56144              24.00000         50.00000
308            5.50332          5.55793              24.00000         50.00000
309            5.49890          5.55395              24.00000         50.00000
310            5.49428          5.54869              24.00000         50.00000
311            5.49136          5.54480              24.00000         50.00000
312            5.48537          5.53961              24.00000         50.00000
313            5.48300          5.53737              24.00000         50.00000
314            5.47971          5.53348              24.00000         50.00000
315            5.47465          5.53038              24.00000         50.00000
316            5.47235          5.52786              24.00000         50.00000
317            5.46924          5.52492              24.00000         50.00000
318            5.46665          5.52289              24.00000         50.00000
319            5.46338          5.51942              24.00000         50.00000
320            5.46183          5.51733              24.00000         50.00000
321            5.45759          5.51403              24.00000         50.00000
322            5.45568          5.51195              24.00000         50.00000
323            5.45421          5.51035              24.00000         50.00000
324            5.45088          5.50800              24.00000         50.00000
325            5.44978          5.50678              24.00000         50.00000
326            5.44795          5.50482              24.00000         50.00000
327            5.44550          5.50341              24.00000         50.00000
328            5.44485          5.50305              24.00000         50.00000
329            5.44347          5.50238              24.00000         50.00000
330            5.44186          5.50066              24.00000         50.00000
331            5.44082          5.49994              24.00000         50.00000
332            5.44033          5.50019              24.00000         50.00000
333            5.43957          5.49936              24.00000         50.00000
334            5.43936          5.49786              24.00000         50.00000
335            5.43768          5.49818              24.00000         50.00000
336            5.43780          5.49783              24.00000         50.00000
337            5.43847          5.49847              24.00000         50.00000
338            5.43765          5.49888              24.00000         50.00000
339            5.43697          5.49900              24.00000         50.00000
340            5.43932          5.50094              24.00000         50.00000
341            5.43772          5.50102              24.00000         50.00000
342            5.43952          5.50284              24.00000         50.00000
343            5.44070          5.50361              24.00000         50.00000
344            5.44037          5.50458              24.00000         50.00000
345            5.44222          5.50691              24.00000         50.00000
346            5.44344          5.50727              24.00000         50.00000
347            5.44437          5.50959              24.00000         50.00000
348            5.44584          5.51109              24.00000         50.00000
349            5.44790          5.51367              24.00000         50.00000
350            5.44973          5.51602              24.00000         50.00000
351            5.45037          5.51808              24.00000         50.00000
352            5.45408          5.52282              24.00000         50.00000
353            5.45508          5.52389              24.00000         50.00000
354            5.45826          5.52763              24.00000         50.00000
355            5.46084          5.53084              24.00000         50.00000
356            5.46312          5.53226              24.00000         50.00000
357            5.46730          5.53448              24.00000         50.00000
358            5.46822          5.53376              24.00000         50.00000
359            5.47245          5.53579              24.00000         50.00000
360            5.47399          5.53566              24.00000         50.00000
361            5.47284          5.53621              24.00000         50.00000



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

-------------------------------------------------------------------------------
                                                                 Percentage of
                                            Aggregate              Aggregate
                      Number of           Cut-off Date            Cut-off Date
                       Mortgage             Principal              Principal
State                   Loans                Balance                Balance
-------------------------------------------------------------------------------
AR                          24              $2,090,041                  0.20%
AZ                         178              25,235,262                   2.41
CA                       1,287             301,565,363                  28.80
CO                         109              18,458,865                   1.76
CT                         146              24,628,966                   2.35
DE                          28               3,955,542                   0.38
FL                         581              77,502,101                   7.40
GA                          52               7,309,149                   0.70
HI                          32               7,327,706                   0.70
IA                           9                 726,900                   0.07
ID                          33               3,518,239                   0.34
IL                         282              47,319,317                   4.52
IN                         147              14,393,705                   1.37
KS                          60               6,542,864                   0.62
KY                          94               9,668,123                   0.92
LA                          35               3,557,122                   0.34
MA                         107              21,864,211                   2.09
MD                         197              39,239,714                   3.75
ME                          30               3,723,823                   0.36
MI                         142              16,930,924                   1.62
MN                          29               5,398,315                   0.52
MO                         174              19,367,409                   1.85
MS                          20               1,961,518                   0.19
MT                           3                 405,780                   0.04
NC                          96              10,977,621                   1.05
NE                          20               1,828,955                   0.17
NH                          19               2,787,800                   0.27
NJ                         167              36,688,651                   3.50
NM                          55               7,123,505                   0.68
NV                         229              44,066,258                   4.21
NY                          11               3,298,868                   0.32
OH                         240              29,431,298                   2.81
OK                          58               5,040,825                   0.48
OR                         140              21,044,056                   2.01
PA                         217              29,394,422                   2.81
RI                          31               6,180,906                   0.59
SC                          63               7,409,381                   0.71
SD                           3                 539,010                   0.05
TN                         123              13,364,945                   1.28
TX                         611              66,074,709                   6.31
UT                          95              13,539,894                   1.29
VA                         206              36,626,258                   3.50
VT                          17               2,024,184                   0.19
WA                         254              40,607,901                   3.88
WI                          43               6,302,255                   0.60
WV                           1                 133,424                   0.01
-------------------------------------------------------------------------------
Total:                   6,498          $1,047,176,083                100.00%
-------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-OPT   B2


Assummptions:

100% deal pricing speed
static libor
no losses
For other assumptions please refer to termsheet




-----------------------------------------------------------------------------
                                      To Call                  To Maturity
-----------------------------------------------------------------------------
Mod. Duration                                4.43                       4.60
-----------------------------------------------------------------------------
WAL                                          4.93                       5.17
-----------------------------------------------------------------------------
Principal Window                    01/08 - 04/12              01/08 - 02/14
-----------------------------------------------------------------------------



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004 OPT            Current Balance           $705,406,946.08

FICO & LTV
-------------------------------------------------------------------------------------------------------------------------------
FICO                 LTV           % of Current Balance        WA Balance    WAC  % MI     FICO     DTI     LTV     %SF   %PUD
-------------------------------------------------------------------------------------------------------------------------------
500 - 524            LTV > 65                     5.70%        209,956.81   8.71     0   512.01   41.32   77.24   83.53  6.958
525 - 549            LTV > 65                     7.62%        214,100.04   8.49     0   538.67   39.61   78.21   81.35  3.608
550 - 574            LTV > 65                     8.29%        219,530.15   7.98     0   562.44   39.53   79.85   86.16   6.98
575 - 599            LTV > 70                    11.17%        240,835.62   7.68     0    587.1   39.35   83.52   87.05  3.476
600 - 624            LTV > 70                    14.08%        248,506.76   7.14     0   612.57   38.77   83.29   78.87  9.367
625 - 649            LTV > 70                    13.01%        257,136.47   6.95     0    636.8   39.44    83.1   76.65  6.285
650 - 674            LTV > 80                     4.29%        278,198.55   7.11     0   661.32   37.75   89.62   69.53  7.832
675 - 699            LTV > 80                     2.90%        311,373.74   6.77     0    685.5   39.43   89.65   62.64   6.75
700 - 724            LTV > 80                     2.06%        316,119.46   6.95     0   711.06   38.72   90.45   59.89  3.684
725 - 749            LTV > 85                     0.75%        257,330.41   7.28     0   734.88   37.72   92.15   54.28  4.472
750 - 774            LTV > 85                     0.48%        260,716.66   7.46     0   759.88   38.55   92.32   56.86  9.671
775 - 799            LTV > 85                     0.08%        189,610.22   8.11     0   779.63   38.97   93.23   89.83      0
800 >=               LTV > 85                     0.01%         75,237.59   6.25     0      805   15.56      90     100      0
-------------------------------------------------------------------------------------------------------------------------------

FICO & LTV
---------------------------------------------------------------------------------------------------
FICO                 %Owner Occ   %Full Doc    %Limited Doc    %Stated Doc     %IO      total PBAL
---------------------------------------------------------------------------------------------------
500 - 524                98.515      71.293           1.479         27.227       0   40,194,569.88
525 - 549                96.148      69.154           0.638         30.208       0   53,786,529.44
550 - 574                96.738      77.221           0.862         21.917   0.317   58,453,029.45
575 - 599                96.413      70.554           0.527         28.919   6.649   78,793,589.81
600 - 624                97.083      70.551               0         29.449   9.477   99,299,321.95
625 - 649                92.462       61.61               0          38.39   12.74   91,772,712.95
650 - 674                 86.91      55.222           0.559         43.276   13.16   30,243,593.69
675 - 699                88.036      48.649           1.571         45.181   10.76   20,433,986.49
700 - 724                59.523      42.754               0          52.53   11.34   14,512,075.23
725 - 749                66.274      26.879               0         64.471    3.39    5,323,145.74
750 - 774                76.097      65.532               0         34.468   12.21    3,379,682.81
775 - 799                72.922      52.284               0         47.716       0      574,329.09
800 >=                        0         100               0              0       0       75,237.59
---------------------------------------------------------------------------------------------------



LTV & DTI
-------------------------------------------------------------------------------------------------------------------------------
LTV                  DTI           % of Current Balance        WA Balance    WAC  % MI     FICO     DTI     LTV     %SF   %PUD
-------------------------------------------------------------------------------------------------------------------------------
<= 59                DTI > 50                     1.55%        232,196.01   7.33     0   583.36   53.44   47.13    88.7  2.284
60 - 64              DTI > 50                     0.68%        239,183.49   7.09     0   582.72   52.61   61.87    91.8  2.709
65 - 69              DTI > 50                     0.83%        232,671.44   7.51     0   569.82   53.24   66.18   70.96  4.014
70 - 74              DTI > 50                     0.78%        277,623.64   7.74     0   579.66   52.59   71.13   71.05  5.509
75 - 79              DTI > 50                     0.98%        254,275.04    7.7     0   568.01   52.15   75.98   70.71  8.223
80 - 84              DTI > 50                     1.50%        229,873.82   7.61     0   585.21   51.68   80.38   81.82  6.533
85 - 89              DTI > 50                     0.58%        271,227.79   7.66     0   626.01   52.34    85.5   76.48      0
90 - 94              DTI > 50                     0.77%        244,630.40   7.34     0    623.6   52.12      90   71.81  8.209
95 - 99              DTI > 50                     0.06%        115,997.58   7.67     0   609.16      52      95     100      0
-------------------------------------------------------------------------------------------------------------------------------

LTV & DTI
---------------------------------------------------------------------------------------------------
LTV                  %Owner Occ   %Full Doc    %Limited Doc    %Stated Doc     %IO      total PBAL
---------------------------------------------------------------------------------------------------
<= 59                    92.661      67.907           6.088         26.005    3.11   10,920,936.03
60 - 64                  95.728      56.998               0         43.002       0    4,787,408.23
65 - 69                  98.888      65.631               0         34.369   9.411    5,844,430.08
70 - 74                  95.117      74.767               0         25.233       0    5,515,788.56
75 - 79                  97.778      74.223               0         25.777   2.984    6,911,923.37
80 - 84                  98.525      75.649           4.048         20.303   12.56   10,568,119.97
85 - 89                  92.372       50.46               0          49.54       0    4,117,194.82
90 - 94                  76.211      83.307               0         16.693   14.56    5,397,436.79
95 - 99                     100         100               0              0       0      430,671.43
---------------------------------------------------------------------------------------------------



DTI & FICO
                                -----------------------------------------------------------------------------------------------
DTI                  FICO          % of Current Balance        WA Balance    WAC  % MI     FICO     DTI     LTV     %SF   %PUD
                                -----------------------------------------------------------------------------------------------
20-24                < 525                        0.25%         94,465.29   9.31     0   513.07   22.34   69.18   87.17      0
25-29                < 550                        1.51%        146,924.90   8.49     0   530.38   27.27   70.92    88.9  1.526
30-34                < 575                        3.61%        172,918.46   8.37     0   539.54   32.15   71.27   85.44  2.165
35-39                <600                         7.94%        237,253.30   7.97     0    558.3   37.16   74.53   84.02  8.038
40-44                < 625                       14.08%        238,659.37   7.79     0   573.29   42.16   75.99   81.53  7.119
45-49                < 650                       16.47%        247,031.65   7.61     0   588.02   46.89   77.43   79.61  5.396
50-54                < 675                        8.42%        251,055.02   7.57     0   583.42   51.02    73.3   78.64  4.454
> 55                 < 700                        1.59%        219,447.97   7.58     0   579.91   56.26   65.83   81.22  5.634
                                -----------------------------------------------------------------------------------------------

DTI & FICO
                     ------------------------------------------------------------------------------
DTI                  %Owner Occ   %Full Doc    %Limited Doc    %Stated Doc     %IO      total PBAL
                     ------------------------------------------------------------------------------
20-24                    89.862      59.196           4.249         36.555       0    1,764,420.49
25-29                    95.953      78.962               0         21.038       0   10,625,762.32
30-34                    95.205      77.992           1.938          20.07       0   25,491,382.04
35-39                    98.578      60.119            1.42         38.461   3.282   55,978,482.29
40-44                    97.175      63.914           0.799         35.287   5.352   99,319,072.35
45-49                    97.141      68.616           0.539         30.845   4.687  116,150,228.18
50-54                    94.144      69.563           0.458          29.98   7.205   59,408,824.70
> 55                     90.326       74.25           5.934         19.816   2.932   11,205,628.40
                     ------------------------------------------------------------------------------



Stated & Limited Doc
-------------------------------------------------------------------------------------------------------------------------------
                                   % of Current Balance        WA Balance    WAC  % MI     FICO     DTI     LTV     %SF   %PUD
-------------------------------------------------------------------------------------------------------------------------------
<= 500                                            0.13%        131,859.72   8.94     0      500   39.14   60.15   92.99      0
501 - 524                                         1.94%        227,390.39   8.92     0    512.2   40.12   71.01    76.4  9.811
525 - 549                                         3.18%        256,949.22   8.38     0   539.68   40.53   69.99   73.76  5.303
550 - 574                                         2.75%        229,850.89    7.9     0   561.41   39.55   68.62   84.94  2.265
575 - 599                                         5.04%        261,223.01    7.5     0   587.34   39.39   72.09   82.13   6.67
600 - 624                                         5.70%        326,951.87   7.17     0   613.01    40.1   74.18   83.48  4.597
625 - 649                                         5.85%        282,797.07   7.06     0   637.46   40.08   77.16    75.3  5.652
650 - 674                                         5.14%        301,372.09   6.92     0    660.3   37.56   78.86   74.16   9.78
675 - 699                                         2.99%        308,246.49   6.71     0   684.81   38.12   79.82   66.47  4.675
700 - 724                                         2.10%        334,834.15   6.82     0   709.25   37.98   81.42   61.02  3.915
725 - 749                                         1.18%        288,303.88   6.92     0   736.23   41.49   83.19   59.33  5.368
750 - 774                                         0.44%        224,977.33   7.42     0   762.21   40.12    74.4   51.12      0
775 - 799                                         0.13%        187,184.39   6.84     0      788   40.98   69.88   77.87      0
800 >=                                            0.06%        399,073.80   6.93     0      809   45.03      80     100      0
-------------------------------------------------------------------------------------------------------------------------------

Stated & Limited Doc
---------------------------------------------------------------------------------------------------------------------------------
                     %Owner Occ   %Full Doc    %Limited Doc    %Stated Doc     %IO             %CA      %NY    %FL    total PBAL
---------------------------------------------------------------------------------------------------------------------------------
<= 500                   91.907           0               0         91.907       0               0    24.81   6.24      926336.9
501 - 524                   100           0               0         95.663       0          30.897       15   9.81    13711334.9
525 - 549                94.642           0               0          97.66       0          25.367    18.02   6.72    22404052.6
550 - 574                97.212           0               0         97.018       0          29.257    21.68   4.27    19416597.5
575 - 599                93.846           0               0         98.344   0.462          23.493    14.46   5.89    35540492.2
600 - 624                94.072           0               0         98.609   0.602           25.17     12.7    4.7    40173879.4
625 - 649                87.748           0               0            100   6.052          29.458    10.23   4.64      41235933
650 - 674                89.154           0               0         97.304   3.508          18.256    18.43   6.62    36287664.1
675 - 699                86.541           0               0         97.741    5.82          23.903    17.25   1.61      21057628
700 - 724                68.292           0               0            100   9.955           28.57    24.35   4.72    14809733.4
725 - 749                69.548           0               0            100    6.46          15.078    40.48      0    8297772.17
750 - 774                70.506           0               0            100       0          19.702    39.87   6.56    3074971.98
775 - 799                83.119           0               0         83.119       0          22.133    36.16      0     923545.74
800 >=                      100           0               0            100       0               0        0      0      399073.8
---------------------------------------------------------------------------------------------------------------------------------



IO Loans
-------------------------------------------------------------------------------------------------------------------------------
                                   % of Current Balance        WA Balance    WAC  % MI     FICO     DTI     LTV     %SF   %PUD
-------------------------------------------------------------------------------------------------------------------------------
550 - 574                                         0.03%        185,250.00    8.5     0      572   39.03      95     100      0
575 - 599                                         0.98%        321,622.95   6.79     0   589.57   41.64   74.53   89.93  10.08
600 - 624                                         1.40%        346,787.20   6.68     0   612.09   36.73   82.11   75.83  17.59
625 - 649                                         1.80%        343,081.22   6.23     0   638.27   41.01    80.7   81.76  8.303
650 - 674                                         1.15%        328,928.17   6.33     0   661.13   40.69   84.16   64.23  22.59
675 - 699                                         0.58%        338,609.35   6.23     0   682.61   42.68   83.87   78.25  21.75
700 - 724                                         0.68%        345,168.30   6.05     0   709.75   38.01   81.78    65.1  22.89
725 - 749                                         0.10%        446,449.98   7.14     0   738.26   40.08   83.78   74.81      0
750 - 774                                         0.10%        293,277.70   6.07     0   758.51   35.59   86.56     100      0
-------------------------------------------------------------------------------------------------------------------------------

IO Loans
---------------------------------------------------------------------------------------------------------------------------------
                     %Owner Occ   %Full Doc    %Limited Doc    %Stated Doc     %IO             %CA      %NY    %FL    total PBAL
---------------------------------------------------------------------------------------------------------------------------------
550 - 574                   100         100               0              0     100               0        0      0        185250
575 - 599                   100       97.63               0           2.37     100          78.176        0      0    6922816.43
600 - 624                   100      97.554               0          2.446     100          59.724    2.929    2.1    9892148.72
625 - 649                97.984      80.314               0         19.686     100           74.11        0   2.41    12676524.3
650 - 674                94.661      84.279               0         15.721     100          48.673        0   1.36    8096258.88
675 - 699                   100      70.183               0         29.817     100          50.293        0      0    4110415.11
700 - 724                96.737      69.461               0         30.539     100          90.316        0      0    4827529.68
725 - 749                   100      25.186               0         74.814     100          74.814        0      0     716439.65
750 - 774                91.524         100               0              0     100               0    91.52      0        672500
---------------------------------------------------------------------------------------------------------------------------------

GSAMP 04-OPT - Price/Yield - M1  To Call

Balance              $43,400,000.00        Delay                  0
Coupon               2.69                  Dated                  12/28/2004
Settle               12/28/2004            First Payment          1/25/2005

Price                    Prepayment Hike      100% Deal Pricing
                                   Yield                  Yield
99.000                            2.9621                 2.9215
99.125                            2.9298                 2.8943
99.250                            2.8975                 2.8671
99.375                            2.8653                 2.8400
99.500                            2.8332                 2.8130
99.625                            2.8011                 2.7859
99.750                            2.7690                 2.7589
99.875                            2.7370                 2.7320
100.000                           2.7051                 2.7051
100.125                           2.6732                 2.6782
100.250                           2.6413                 2.6514
100.375                           2.6095                 2.6246
100.500                           2.5777                 2.5979
100.625                           2.5460                 2.5712
100.750                           2.5143                 2.5445
100.875                           2.4827                 2.5179
101.000                           2.4511                 2.4913

WAL                                 4.14                   5.00
Mod Durn                            3.91                   4.65
Principal Window           Jun08 - Mar10          Mar08 - Apr12

LIBOR_1MO                           2.11                   2.11
LIBOR_6MO                         2.4919                 2.4919
Optional Redemption              Call (Y)               Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-OPT - Price/Yield - M1  To Maturity

Balance              $43,400,000.00        Delay                0
Coupon               2.69                  Dated                12/28/2004
Settle               12/28/2004            First Payment        1/25/2005

Price                   Prepayment Hike     100% Deal Pricing
                                  Yield                 Yield
99.000                           2.9650                2.9275
99.125                           2.9353                2.9024
99.250                           2.9057                2.8774
99.375                           2.8761                2.8524
99.500                           2.8466                2.8275
99.625                           2.8171                2.8025
99.750                           2.7876                2.7777
99.875                           2.7583                2.7529
100.000                          2.7289                2.7281
100.125                          2.6996                2.7033
100.250                          2.6703                2.6786
100.375                          2.6411                2.6540
100.500                          2.6120                2.6294
100.625                          2.5829                2.6048
100.750                          2.5538                2.5803
100.875                          2.5248                2.5558
101.000                          2.4958                2.5313

WAL                                4.55                  5.50
Mod Durn                           4.26                  5.05
Principal Window          Jun08 - Jun15         Mar08 - Apr18

LIBOR_1MO                          2.11                  2.11
LIBOR_6MO                        2.4919                2.4919
Optional Redemption             Call (N)              Call (N)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-OPT



                    loan aged

                              Prepay Curve
                    =================================

Month                    fixed            arm
1                           5.00000          5.00000
2                           6.72727          7.09091
3                           8.45455          9.18182
4                          10.18182         11.27273
5                          11.90909         13.36364
6                          13.63636         15.45455
7                          15.36364         17.54545
8                          17.09091         19.63636
9                          18.81818         21.72727
10                         20.54545         23.81818
11                         22.27273         25.90909
12                         24.00000         28.00000
13                         24.00000         28.00000
14                         24.00000         28.00000
15                         24.00000         28.00000
16                         24.00000         28.00000
17                         24.00000         28.00000
18                         24.00000         28.00000
19                         24.00000         28.00000
20                         24.00000         28.00000
21                         24.00000         28.00000
22                         24.00000         28.00000
23                         24.00000         28.00000
24                         24.00000         28.00000
25                         24.00000         50.00000
26                         24.00000         50.00000
27                         24.00000         50.00000
28                         24.00000         50.00000
29                         24.00000         50.00000
30                         24.00000         50.00000
31                         24.00000         50.00000
32                         24.00000         50.00000
33                         24.00000         50.00000
34                         24.00000         50.00000
35                         24.00000         50.00000
36                         24.00000         50.00000
37                         24.00000         50.00000
38                         24.00000         50.00000
39                         24.00000         50.00000
40                         24.00000         50.00000
41                         24.00000         50.00000
42                         24.00000         50.00000
43                         24.00000         50.00000
44                         24.00000         50.00000
45                         24.00000         50.00000
46                         24.00000         50.00000
47                         24.00000         50.00000
48                         24.00000         50.00000
49                         24.00000         50.00000
50                         24.00000         50.00000
51                         24.00000         50.00000
52                         24.00000         50.00000
53                         24.00000         50.00000
54                         24.00000         50.00000
55                         24.00000         50.00000
56                         24.00000         50.00000
57                         24.00000         50.00000
58                         24.00000         50.00000
59                         24.00000         50.00000
60                         24.00000         50.00000
61                         24.00000         50.00000
62                         24.00000         50.00000
63                         24.00000         50.00000
64                         24.00000         50.00000
65                         24.00000         50.00000
66                         24.00000         50.00000
67                         24.00000         50.00000
68                         24.00000         50.00000
69                         24.00000         50.00000
70                         24.00000         50.00000
71                         24.00000         50.00000
72                         24.00000         50.00000
73                         24.00000         50.00000
74                         24.00000         50.00000
75                         24.00000         50.00000
76                         24.00000         50.00000
77                         24.00000         50.00000
78                         24.00000         50.00000
79                         24.00000         50.00000
80                         24.00000         50.00000
81                         24.00000         50.00000
82                         24.00000         50.00000
83                         24.00000         50.00000
84                         24.00000         50.00000
85                         24.00000         50.00000
86                         24.00000         50.00000
87                         24.00000         50.00000
88                         24.00000         50.00000
89                         24.00000         50.00000
90                         24.00000         50.00000
91                         24.00000         50.00000
92                         24.00000         50.00000
93                         24.00000         50.00000
94                         24.00000         50.00000
95                         24.00000         50.00000
96                         24.00000         50.00000
97                         24.00000         50.00000
98                         24.00000         50.00000
99                         24.00000         50.00000
100                        24.00000         50.00000
101                        24.00000         50.00000
102                        24.00000         50.00000
103                        24.00000         50.00000
104                        24.00000         50.00000
105                        24.00000         50.00000
106                        24.00000         50.00000
107                        24.00000         50.00000
108                        24.00000         50.00000
109                        24.00000         50.00000
110                        24.00000         50.00000
111                        24.00000         50.00000
112                        24.00000         50.00000
113                        24.00000         50.00000
114                        24.00000         50.00000
115                        24.00000         50.00000
116                        24.00000         50.00000
117                        24.00000         50.00000
118                        24.00000         50.00000
119                        24.00000         50.00000
120                        24.00000         50.00000
121                        24.00000         50.00000
122                        24.00000         50.00000
123                        24.00000         50.00000
124                        24.00000         50.00000
125                        24.00000         50.00000
126                        24.00000         50.00000
127                        24.00000         50.00000
128                        24.00000         50.00000
129                        24.00000         50.00000
130                        24.00000         50.00000
131                        24.00000         50.00000
132                        24.00000         50.00000
133                        24.00000         50.00000
134                        24.00000         50.00000
135                        24.00000         50.00000
136                        24.00000         50.00000
137                        24.00000         50.00000
138                        24.00000         50.00000
139                        24.00000         50.00000
140                        24.00000         50.00000
141                        24.00000         50.00000
142                        24.00000         50.00000
143                        24.00000         50.00000
144                        24.00000         50.00000
145                        24.00000         50.00000
146                        24.00000         50.00000
147                        24.00000         50.00000
148                        24.00000         50.00000
149                        24.00000         50.00000
150                        24.00000         50.00000
151                        24.00000         50.00000
152                        24.00000         50.00000
153                        24.00000         50.00000
154                        24.00000         50.00000
155                        24.00000         50.00000
156                        24.00000         50.00000
157                        24.00000         50.00000
158                        24.00000         50.00000
159                        24.00000         50.00000
160                        24.00000         50.00000
161                        24.00000         50.00000
162                        24.00000         50.00000
163                        24.00000         50.00000
164                        24.00000         50.00000
165                        24.00000         50.00000
166                        24.00000         50.00000
167                        24.00000         50.00000
168                        24.00000         50.00000
169                        24.00000         50.00000
170                        24.00000         50.00000
171                        24.00000         50.00000
172                        24.00000         50.00000
173                        24.00000         50.00000
174                        24.00000         50.00000
175                        24.00000         50.00000
176                        24.00000         50.00000
177                        24.00000         50.00000
178                        24.00000         50.00000
179                        24.00000         50.00000
180                        24.00000         50.00000
181                        24.00000         50.00000
182                        24.00000         50.00000
183                        24.00000         50.00000
184                        24.00000         50.00000
185                        24.00000         50.00000
186                        24.00000         50.00000
187                        24.00000         50.00000
188                        24.00000         50.00000
189                        24.00000         50.00000
190                        24.00000         50.00000
191                        24.00000         50.00000
192                        24.00000         50.00000
193                        24.00000         50.00000
194                        24.00000         50.00000
195                        24.00000         50.00000
196                        24.00000         50.00000
197                        24.00000         50.00000
198                        24.00000         50.00000
199                        24.00000         50.00000
200                        24.00000         50.00000
201                        24.00000         50.00000
202                        24.00000         50.00000
203                        24.00000         50.00000
204                        24.00000         50.00000
205                        24.00000         50.00000
206                        24.00000         50.00000
207                        24.00000         50.00000
208                        24.00000         50.00000
209                        24.00000         50.00000
210                        24.00000         50.00000
211                        24.00000         50.00000
212                        24.00000         50.00000
213                        24.00000         50.00000
214                        24.00000         50.00000
215                        24.00000         50.00000
216                        24.00000         50.00000
217                        24.00000         50.00000
218                        24.00000         50.00000
219                        24.00000         50.00000
220                        24.00000         50.00000
221                        24.00000         50.00000
222                        24.00000         50.00000
223                        24.00000         50.00000
224                        24.00000         50.00000
225                        24.00000         50.00000
226                        24.00000         50.00000
227                        24.00000         50.00000
228                        24.00000         50.00000
229                        24.00000         50.00000
230                        24.00000         50.00000
231                        24.00000         50.00000
232                        24.00000         50.00000
233                        24.00000         50.00000
234                        24.00000         50.00000
235                        24.00000         50.00000
236                        24.00000         50.00000
237                        24.00000         50.00000
238                        24.00000         50.00000
239                        24.00000         50.00000
240                        24.00000         50.00000
241                        24.00000         50.00000
242                        24.00000         50.00000
243                        24.00000         50.00000
244                        24.00000         50.00000
245                        24.00000         50.00000
246                        24.00000         50.00000
247                        24.00000         50.00000
248                        24.00000         50.00000
249                        24.00000         50.00000
250                        24.00000         50.00000
251                        24.00000         50.00000
252                        24.00000         50.00000
253                        24.00000         50.00000
254                        24.00000         50.00000
255                        24.00000         50.00000
256                        24.00000         50.00000
257                        24.00000         50.00000
258                        24.00000         50.00000
259                        24.00000         50.00000
260                        24.00000         50.00000
261                        24.00000         50.00000
262                        24.00000         50.00000
263                        24.00000         50.00000
264                        24.00000         50.00000
265                        24.00000         50.00000
266                        24.00000         50.00000
267                        24.00000         50.00000
268                        24.00000         50.00000
269                        24.00000         50.00000
270                        24.00000         50.00000
271                        24.00000         50.00000
272                        24.00000         50.00000
273                        24.00000         50.00000
274                        24.00000         50.00000
275                        24.00000         50.00000
276                        24.00000         50.00000
277                        24.00000         50.00000
278                        24.00000         50.00000
279                        24.00000         50.00000
280                        24.00000         50.00000
281                        24.00000         50.00000
282                        24.00000         50.00000
283                        24.00000         50.00000
284                        24.00000         50.00000
285                        24.00000         50.00000
286                        24.00000         50.00000
287                        24.00000         50.00000
288                        24.00000         50.00000
289                        24.00000         50.00000
290                        24.00000         50.00000
291                        24.00000         50.00000
292                        24.00000         50.00000
293                        24.00000         50.00000
294                        24.00000         50.00000
295                        24.00000         50.00000
296                        24.00000         50.00000
297                        24.00000         50.00000
298                        24.00000         50.00000
299                        24.00000         50.00000
300                        24.00000         50.00000
301                        24.00000         50.00000
302                        24.00000         50.00000
303                        24.00000         50.00000
304                        24.00000         50.00000
305                        24.00000         50.00000
306                        24.00000         50.00000
307                        24.00000         50.00000
308                        24.00000         50.00000
309                        24.00000         50.00000
310                        24.00000         50.00000
311                        24.00000         50.00000
312                        24.00000         50.00000
313                        24.00000         50.00000
314                        24.00000         50.00000
315                        24.00000         50.00000
316                        24.00000         50.00000
317                        24.00000         50.00000
318                        24.00000         50.00000
319                        24.00000         50.00000
320                        24.00000         50.00000
321                        24.00000         50.00000
322                        24.00000         50.00000
323                        24.00000         50.00000
324                        24.00000         50.00000
325                        24.00000         50.00000
326                        24.00000         50.00000
327                        24.00000         50.00000
328                        24.00000         50.00000
329                        24.00000         50.00000
330                        24.00000         50.00000
331                        24.00000         50.00000
332                        24.00000         50.00000
333                        24.00000         50.00000
334                        24.00000         50.00000
335                        24.00000         50.00000
336                        24.00000         50.00000
337                        24.00000         50.00000
338                        24.00000         50.00000
339                        24.00000         50.00000
340                        24.00000         50.00000
341                        24.00000         50.00000
342                        24.00000         50.00000
343                        24.00000         50.00000
344                        24.00000         50.00000
345                        24.00000         50.00000
346                        24.00000         50.00000
347                        24.00000         50.00000
348                        24.00000         50.00000
349                        24.00000         50.00000
350                        24.00000         50.00000
351                        24.00000         50.00000
352                        24.00000         50.00000
353                        24.00000         50.00000
354                        24.00000         50.00000
355                        24.00000         50.00000
356                        24.00000         50.00000
357                        24.00000         50.00000
358                        24.00000         50.00000
359                        24.00000         50.00000
360                        24.00000         50.00000
361                        24.00000         50.00000


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-OPT  A1


Assummptions:

prepay: fixed: 75% deal pricing; arm: 125% deal pricing forward curve no losses. Deal run to maturity
For other assumptions please refer to termsheet


Period   Date         Principal     Interest     Cash Flow      Balance     Accrued Interest   Interest Shortfall
Total                300,000,000   33,987,818   333,987,818                       33,987,818                    0

     0   28-Dec-04             0            0             0   300,000,000                  0                    0
     1   25-Jan-05     4,303,764      655,291     4,959,055   295,696,236            655,291                    0
     2   25-Feb-05     5,043,144      700,953     5,744,098   290,653,092            700,953                    0
     3   25-Mar-05     5,770,764      654,506     6,425,270   284,882,328            654,506                    0
     4   25-Apr-05     6,481,799      751,764     7,233,563   278,400,529            751,764                    0
     5   25-May-05     7,171,343      741,323     7,912,665   271,229,186            741,323                    0
     6   25-Jun-05     7,834,567      764,278     8,598,845   263,394,619            764,278                    0
     7   25-Jul-05     8,466,595      737,749     9,204,344   254,928,024            737,749                    0
     8   25-Aug-05     9,062,702      756,040     9,818,743   245,865,322            756,040                    0
     9   25-Sep-05     9,568,197      742,220    10,310,417   236,297,124            742,220                    0
    10   25-Oct-05     9,309,411      702,811    10,012,222   226,987,713            702,811                    0
    11   25-Nov-05     9,003,003      709,504     9,712,507   217,984,710            709,504                    0
    12   25-Dec-05     8,707,105      669,008     9,376,113   209,277,605            669,008                    0
    13   25-Jan-06     8,421,326      682,941     9,104,267   200,856,280            682,941                    0
    14   25-Feb-06     8,145,312      654,683     8,799,995   192,710,968            654,683                    0
    15   25-Mar-06     7,878,722      574,748     8,453,470   184,832,246            574,748                    0
    16   25-Apr-06     7,621,225      618,758     8,239,983   177,211,021            618,758                    0
    17   25-May-06     7,372,497      580,890     7,953,387   169,838,524            580,890                    0
    18   25-Jun-06     7,132,256      580,438     7,712,694   162,706,267            580,438                    0
    19   25-Jul-06     6,900,194      542,198     7,442,392   155,806,074            542,198                    0
    20   25-Aug-06     6,676,024      540,936     7,216,959   149,130,050            540,936                    0
    21   25-Sep-06     6,459,333      522,875     6,982,208   142,670,717            522,875                    0
    22   25-Oct-06     6,219,413      488,696     6,708,109   136,451,304            488,696                    0
    23   25-Nov-06     6,018,607      487,020     6,505,627   130,432,697            487,020                    0
    24   25-Dec-06     5,825,404      453,778     6,279,181   124,607,293            453,778                    0
    25   25-Jan-07     5,638,709      450,561     6,089,270   118,968,584            450,561                    0
    26   25-Feb-07     5,458,296      432,923     5,891,219   113,510,288            432,923                    0
    27   25-Mar-07     5,283,942      375,437     5,659,379   108,226,346            375,437                    0
    28   25-Apr-07     5,113,519      398,990     5,512,508   103,112,827            398,990                    0
    29   25-May-07     4,950,767      370,423     5,321,190    98,162,061            370,423                    0
    30   25-Jun-07     4,793,517      367,134     5,160,651    93,368,543            367,134                    0
    31   25-Jul-07     4,641,532      340,313     4,981,845    88,727,011            340,313                    0
    32   25-Aug-07     4,494,630      336,628     4,831,258    84,232,381            336,628                    0
    33   25-Sep-07     4,352,629      322,089     4,674,718    79,879,752            322,089                    0
    34   25-Oct-07     4,212,615      297,822     4,510,437    75,667,137            297,822                    0
    35   25-Nov-07     4,079,252      293,801     4,373,054    71,587,885            293,801                    0
    36   25-Dec-07     3,951,229      271,345     4,222,574    67,636,656            271,345                    0
    37   25-Jan-08             0      267,189       267,189    67,636,656            267,189                    0
    38   25-Feb-08             0      269,484       269,484    67,636,656            269,484                    0
    39   25-Mar-08             0      254,011       254,011    67,636,656            254,011                    0
    40   25-Apr-08             0      273,395       273,395    67,636,656            273,395                    0
    41   25-May-08             0      266,332       266,332    67,636,656            266,332                    0
    42   25-Jun-08             0      276,979       276,979    67,636,656            276,979                    0
    43   25-Jul-08             0      269,623       269,623    67,636,656            269,623                    0
    44   25-Aug-08             0      280,286       280,286    67,636,656            280,286                    0
    45   25-Sep-08     1,689,827      281,639     1,971,466    65,946,829            281,639                    0
    46   25-Oct-08     1,843,616      266,958     2,110,574    64,103,213            266,958                    0
    47   25-Nov-08     1,787,053      269,357     2,056,409    62,316,160            269,357                    0
    48   25-Dec-08     1,732,373      254,685     1,987,058    60,583,787            254,685                    0
    49   25-Jan-09     1,679,483      257,326     1,936,809    58,904,304            257,326                    0
    50   25-Feb-09     1,628,320      251,619     1,879,939    57,275,983            251,619                    0
    51   25-Mar-09     1,578,826      222,123     1,800,949    55,697,158            222,123                    0
    52   25-Apr-09     1,530,465      240,436     1,770,902    54,166,692            240,436                    0
    53   25-May-09     1,484,150      227,574     1,711,724    52,682,542            227,574                    0
    54   25-Jun-09     1,439,365      229,837     1,669,202    51,243,177            229,837                    0
    55   25-Jul-09     1,396,034      217,423     1,613,456    49,847,143            217,423                    0
    56   25-Aug-09     1,354,105      219,690     1,573,795    48,493,038            219,690                    0
    57   25-Sep-09     1,314,863      214,764     1,529,627    47,178,175            214,764                    0
    58   25-Oct-09     1,275,950      203,159     1,479,109    45,902,226            203,159                    0
    59   25-Nov-09     1,237,917      205,242     1,443,160    44,664,308            205,242                    0
    60   25-Dec-09     1,201,056      194,433     1,395,489    43,463,253            194,433                    0
    61   25-Jan-10     1,165,380      196,834     1,362,214    42,297,873            196,834                    0
    62   25-Feb-10     1,130,849      192,640     1,323,489    41,167,023            192,640                    0
    63   25-Mar-10     1,097,395      170,171     1,267,566    40,069,628            170,171                    0
    64   25-Apr-10     1,064,733      184,265     1,248,998    39,004,896            184,265                    0
    65   25-May-10     1,033,420      174,336     1,207,756    37,971,476            174,336                    0
    66   25-Jun-10     1,003,121      176,021     1,179,142    36,968,354            176,021                    0
    67   25-Jul-10       973,787      166,373     1,140,160    35,994,567            166,373                    0
    68   25-Aug-10       945,385      167,861     1,113,246    35,049,182            167,861                    0
    69   25-Sep-10       917,870      163,825     1,081,695    34,131,312            163,825                    0
    70   25-Oct-10       891,110      154,676     1,045,786    33,240,202            154,676                    0
    71   25-Nov-10       865,323      155,829     1,021,152    32,374,879            155,829                    0
    72   25-Dec-10       840,357      147,226       987,583    31,534,522            147,226                    0
    73   25-Jan-11       816,177      148,654       964,831    30,718,345            148,654                    0
    74   25-Feb-11       792,756      145,218       937,974    29,925,589            145,218                    0
    75   25-Mar-11       770,059      128,110       898,169    29,155,530            128,110                    0
    76   25-Apr-11       747,960      138,637       886,597    28,407,571            138,637                    0
    77   25-May-11       726,673      131,021       857,694    27,680,898            131,021                    0
    78   25-Jun-11       706,056      132,299       838,355    26,974,842            132,299                    0
    79   25-Jul-11       686,080      125,115       811,195    26,288,763            125,115                    0
    80   25-Aug-11       666,724      126,297       793,021    25,622,039            126,297                    0
    81   25-Sep-11       647,959      123,417       771,376    24,974,080            123,417                    0
    82   25-Oct-11       629,692      116,709       746,401    24,344,388            116,709                    0
    83   25-Nov-11       612,078      117,837       729,915    23,732,310            117,837                    0
    84   25-Dec-11       595,011      111,488       706,499    23,137,300            111,488                    0
    85   25-Jan-12       578,468      119,440       697,908    22,558,832            119,440                    0
    86   25-Feb-12       562,432      116,775       679,207    21,996,400            116,775                    0
    87   25-Mar-12       546,879      106,772       653,651    21,449,521            106,772                    0
    88   25-Apr-12       531,732      111,576       643,308    20,917,789            111,576                    0
    89   25-May-12       517,120      105,531       622,652    20,400,669            105,531                    0
    90   25-Jun-12       502,957      106,605       609,562    19,897,712            106,605                    0
    91   25-Jul-12       489,222      100,786       590,008    19,408,490            100,786                    0
    92   25-Aug-12       475,902      101,782       577,684    18,932,588            101,782                    0
    93   25-Sep-12       462,979       99,463       562,442    18,469,609             99,463                    0
    94   25-Oct-12       450,398       94,023       544,421    18,019,210             94,023                    0
    95   25-Nov-12       438,246       94,927       533,173    17,580,965             94,927                    0
    96   25-Dec-12       426,460       89,786       516,246    17,154,505             89,786                    0
    97   25-Jan-13       415,025       90,698       505,723    16,739,480             90,698                    0
    98   25-Feb-13       403,931       88,695       492,627    16,335,548             88,695                    0
    99   25-Mar-13       393,163       78,298       471,461    15,942,385             78,298                    0
   100   25-Apr-13       382,675       84,751       467,426    15,559,711             84,751                    0
   101   25-May-13       372,539       80,192       452,731    15,187,172             80,192                    0
   102   25-Jun-13       362,704       81,036       443,740    14,824,468             81,036                    0
   103   25-Jul-13       353,158       76,665       429,823    14,471,310             76,665                    0
   104   25-Aug-13       343,892       77,471       421,364    14,127,417             77,471                    0
   105   25-Sep-13       334,894       75,756       410,651    13,792,523             75,756                    0
   106   25-Oct-13       326,131       71,684       397,815    13,466,392             71,684                    0
   107   25-Nov-13       317,653       72,455       390,107    13,148,740             72,455                    0
   108   25-Dec-13       309,422       68,561       377,983    12,839,317             68,561                    0
   109   25-Jan-14       301,430       69,316       370,746    12,537,888             69,316                    0
   110   25-Feb-14       293,668       67,819       361,486    12,244,220             67,819                    0
   111   25-Mar-14       286,127       59,906       346,033    11,958,093             59,906                    0
   112   25-Apr-14       278,778       64,887       343,665    11,679,315             64,887                    0
   113   25-May-14       271,666       61,428       333,094    11,407,649             61,428                    0
   114   25-Jun-14       264,758       62,101       326,859    11,142,892             62,101                    0
   115   25-Jul-14       258,046       58,789       316,834    10,884,846             58,789                    0
   116   25-Aug-14       251,524       59,444       310,968    10,633,322             59,444                    0
   117   25-Sep-14       245,185       58,138       303,323    10,388,136             58,138                    0
   118   25-Oct-14       239,012       55,041       294,053    10,149,125             55,041                    0
   119   25-Nov-14       233,027       55,648       288,675     9,916,098             55,648                    0
   120   25-Dec-14       227,210       52,633       279,843     9,688,888             52,633                    0
   121   25-Jan-15       221,556       53,173       274,729     9,467,332             53,173                    0
   122   25-Feb-15       216,059       52,000       268,060     9,251,273             52,000                    0
   123   25-Mar-15       210,714       45,940       256,654     9,040,558             45,940                    0
   124   25-Apr-15       205,500       49,789       255,289     8,835,058             49,789                    0
   125   25-May-15       200,448       47,190       247,638     8,634,610             47,190                    0
   126   25-Jun-15       195,536       47,750       243,285     8,439,075             47,750                    0
   127   25-Jul-15       190,758       45,284       236,042     8,248,317             45,284                    0
   128   25-Aug-15       186,111       45,883       231,994     8,062,206             45,883                    0
   129   25-Sep-15       181,588       44,996       226,584     7,880,617             44,996                    0
   130   25-Oct-15       177,156       42,721       219,876     7,703,462             42,721                    0
   131   25-Nov-15       172,878       43,335       216,213     7,530,584             43,335                    0
   132   25-Dec-15       168,718       41,240       209,958     7,361,866             41,240                    0
   133   25-Jan-16       164,670       41,927       206,597     7,197,196             41,927                    0
   134   25-Feb-16       160,730       41,179       201,910     7,036,465             41,179                    0
   135   25-Mar-16       156,894       37,797       194,691     6,879,571             37,797                    0
   136   25-Apr-16       153,143       39,621       192,764     6,726,428             39,621                    0
   137   25-May-16       149,511       37,535       187,047     6,576,917             37,535                    0
   138   25-Jun-16       145,976       37,952       183,928     6,430,941             37,952                    0
   139   25-Jul-16       142,534       35,894       178,429     6,288,407             35,894                    0
   140   25-Aug-16       139,183       36,201       175,384     6,149,224             36,201                    0
   141   25-Sep-16       135,921       35,310       171,231     6,013,303             35,310                    0
   142   25-Oct-16       132,761       33,286       166,048     5,880,542             33,286                    0
   143   25-Nov-16       129,666       33,469       163,135     5,750,876             33,469                    0
   144   25-Dec-16       126,649       31,516       158,165     5,624,227             31,516                    0
   145   25-Jan-17       123,711       31,719       155,430     5,500,516             31,719                    0
   146   25-Feb-17       120,849       30,920       151,769     5,379,667             30,920                    0
   147   25-Mar-17       118,061       27,249       145,310     5,261,605             27,249                    0
   148   25-Apr-17       115,350       29,478       144,828     5,146,255             29,478                    0
   149   25-May-17       112,702       27,887       140,589     5,033,553             27,887                    0
   150   25-Jun-17       110,121       28,209       138,330     4,923,432             28,209                    0
   151   25-Jul-17       107,606       26,747       134,353     4,815,826             26,747                    0
   152   25-Aug-17       105,155       27,105       132,259     4,710,671             27,105                    0
   153   25-Sep-17       102,764       26,619       129,383     4,607,907             26,619                    0
   154   25-Oct-17       100,422       25,306       125,728     4,507,485             25,306                    0
   155   25-Nov-17        98,151       25,725       123,876     4,409,334             25,725                    0
   156   25-Dec-17        95,938       24,440       120,377     4,313,396             24,440                    0
   157   25-Jan-18        93,780       24,752       118,532     4,219,616             24,752                    0
   158   25-Feb-18        91,675       24,273       115,949     4,127,941             24,273                    0
   159   25-Mar-18        89,622       21,493       111,115     4,038,319             21,493                    0
   160   25-Apr-18        87,611       23,340       110,951     3,950,708             23,340                    0
   161   25-May-18        85,659       22,151       107,810     3,865,049             22,151                    0
   162   25-Jun-18        83,755       22,459       106,214     3,781,295             22,459                    0
   163   25-Jul-18        81,897       21,313       103,210     3,699,398             21,313                    0
   164   25-Aug-18        80,085       21,609       101,694     3,619,313             21,609                    0
   165   25-Sep-18        78,316       21,205        99,520     3,540,998             21,205                    0
   166   25-Oct-18        76,580       20,130        96,711     3,464,417             20,130                    0
   167   25-Nov-18        74,896       20,415        95,311     3,389,521             20,415                    0
   168   25-Dec-18        73,254       19,428        92,682     3,316,267             19,428                    0
   169   25-Jan-19        75,822       19,748        95,570     3,240,445             19,748                    0
   170   25-Feb-19       109,508       19,390       128,898     3,130,937             19,390                    0
   171   25-Mar-19       107,120       16,974       124,094     3,023,817             16,974                    0
   172   25-Apr-19       104,780       18,194       122,975     2,919,037             18,194                    0
   173   25-May-19       102,505       17,026       119,531     2,816,532             17,026                    0
   174   25-Jun-19       100,284       16,990       117,274     2,716,248             16,990                    0
   175   25-Jul-19        98,115       15,849       113,964     2,618,133             15,849                    0
   176   25-Aug-19        95,996       15,769       111,766     2,522,137             15,769                    0
   177   25-Sep-19        93,925       15,158       109,083     2,428,212             15,158                    0
   178   25-Oct-19        91,892       14,078       105,970     2,336,320             14,078                    0
   179   25-Nov-19        89,919       13,942       103,861     2,246,401             13,942                    0
   180   25-Dec-19        87,991       12,936       100,927     2,158,410             12,936                    0
   181   25-Jan-20        86,108       12,830        98,938     2,072,303             12,830                    0
   182   25-Feb-20        84,268       12,302        96,570     1,988,035             12,302                    0
   183   25-Mar-20        82,469       11,023        93,492     1,905,566             11,023                    0
   184   25-Apr-20        80,716       11,283        91,999     1,824,850             11,283                    0
   185   25-May-20        79,000       10,444        89,443     1,745,850             10,444                    0
   186   25-Jun-20        77,322       10,307        87,629     1,668,528             10,307                    0
   187   25-Jul-20        75,682        9,523        85,205     1,592,846              9,523                    0
   188   25-Aug-20        74,080        9,383        83,463     1,518,767              9,383                    0
   189   25-Sep-20        72,513        8,934        81,448     1,446,253              8,934                    0
   190   25-Oct-20        70,985        8,223        79,208     1,375,269              8,223                    0
   191   25-Nov-20        69,488        8,071        77,559     1,305,781              8,071                    0
   192   25-Dec-20        68,024        7,406        75,431     1,237,756              7,406                    0
   193   25-Jan-21        66,594        7,247        73,840     1,171,163              7,247                    0
   194   25-Feb-21        65,195        6,846        72,041     1,105,968              6,846                    0
   195   25-Mar-21        63,827        5,833        69,660     1,042,141              5,833                    0
   196   25-Apr-21        62,491        6,079        68,571       979,650              6,079                    0
   197   25-May-21        61,183        5,524        66,707       918,467              5,524                    0
   198   25-Jun-21        59,904        5,345        65,248       858,563              5,345                    0
   199   25-Jul-21        58,652        4,830        63,482       799,911              4,830                    0
   200   25-Aug-21        57,428        4,645        62,073       742,483              4,645                    0
   201   25-Sep-21        56,232        4,306        60,538       686,251              4,306                    0
   202   25-Oct-21        55,062        3,848        58,910       631,189              3,848                    0
   203   25-Nov-21        53,917        3,652        57,568       577,272              3,652                    0
   204   25-Dec-21        52,796        3,229        56,025       524,477              3,229                    0
   205   25-Jan-22        51,699        3,029        54,728       472,777              3,029                    0
   206   25-Feb-22        50,627        2,727        53,353       422,151              2,727                    0
   207   25-Mar-22        49,577        2,196        51,773       372,574              2,196                    0
   208   25-Apr-22        48,551        2,145        50,696       324,023              2,145                    0
   209   25-May-22        47,546        1,802        49,348       276,477              1,802                    0
   210   25-Jun-22        46,562        1,588        48,150       229,915              1,588                    0
   211   25-Jul-22        45,600        1,277        46,876       184,315              1,277                    0
   212   25-Aug-22        44,658        1,056        45,714       139,657              1,056                    0
   213   25-Sep-22        43,736          800        44,535        95,922                800                    0
   214   25-Oct-22        42,834          531        43,365        53,088                531                    0
   215   25-Nov-22        41,951          303        42,254        11,137                303                    0
   216   25-Dec-22        11,137           62        11,199             0                 62                    0


Period   Accum Interest Shortfall   Couponcap Shortfall  Couponcap Accum Shortfall   Couponcap Shortfall Payback
Total                                             1,040                                                    1,040

     0                          0                     0                          0                             0
     1                          0                     0                          0                             0
     2                          0                     0                          0                             0
     3                          0                     0                          0                             0
     4                          0                     0                          0                             0
     5                          0                     0                          0                             0
     6                          0                     0                          0                             0
     7                          0                     0                          0                             0
     8                          0                     0                          0                             0
     9                          0                     0                          0                             0
    10                          0                     0                          0                             0
    11                          0                     0                          0                             0
    12                          0                     0                          0                             0
    13                          0                     0                          0                             0
    14                          0                     0                          0                             0
    15                          0                     0                          0                             0
    16                          0                     0                          0                             0
    17                          0                     0                          0                             0
    18                          0                     0                          0                             0
    19                          0                     0                          0                             0
    20                          0                     0                          0                             0
    21                          0                     0                          0                             0
    22                          0                     0                          0                             0
    23                          0                     0                          0                             0
    24                          0                     0                          0                             0
    25                          0                     0                          0                             0
    26                          0                     0                          0                             0
    27                          0                     0                          0                             0
    28                          0                     0                          0                             0
    29                          0                     0                          0                             0
    30                          0                     0                          0                             0
    31                          0                     0                          0                             0
    32                          0                     0                          0                             0
    33                          0                     0                          0                             0
    34                          0                     0                          0                             0
    35                          0                     0                          0                             0
    36                          0                     0                          0                             0
    37                          0                     0                          0                             0
    38                          0                     0                          0                             0
    39                          0                     0                          0                             0
    40                          0                     0                          0                             0
    41                          0                     0                          0                             0
    42                          0                     0                          0                             0
    43                          0                     0                          0                             0
    44                          0                     0                          0                             0
    45                          0                     0                          0                             0
    46                          0                     0                          0                             0
    47                          0                     0                          0                             0
    48                          0                     0                          0                             0
    49                          0                     0                          0                             0
    50                          0                     0                          0                             0
    51                          0                     0                          0                             0
    52                          0                     0                          0                             0
    53                          0                     0                          0                             0
    54                          0                     0                          0                             0
    55                          0                     0                          0                             0
    56                          0                     0                          0                             0
    57                          0                     0                          0                             0
    58                          0                     0                          0                             0
    59                          0                     0                          0                             0
    60                          0                     0                          0                             0
    61                          0                     0                          0                             0
    62                          0                     0                          0                             0
    63                          0                     0                          0                             0
    64                          0                     0                          0                             0
    65                          0                     0                          0                             0
    66                          0                     0                          0                             0
    67                          0                     0                          0                             0
    68                          0                     0                          0                             0
    69                          0                     0                          0                             0
    70                          0                     0                          0                             0
    71                          0                     0                          0                             0
    72                          0                     0                          0                             0
    73                          0                     0                          0                             0
    74                          0                     0                          0                             0
    75                          0                     0                          0                             0
    76                          0                     0                          0                             0
    77                          0                     0                          0                             0
    78                          0                     0                          0                             0
    79                          0                     0                          0                             0
    80                          0                     0                          0                             0
    81                          0                     0                          0                             0
    82                          0                     0                          0                             0
    83                          0                     0                          0                             0
    84                          0                     0                          0                             0
    85                          0                     0                          0                             0
    86                          0                     0                          0                             0
    87                          0                     0                          0                             0
    88                          0                     0                          0                             0
    89                          0                     0                          0                             0
    90                          0                     0                          0                             0
    91                          0                     0                          0                             0
    92                          0                     0                          0                             0
    93                          0                     0                          0                             0
    94                          0                     0                          0                             0
    95                          0                     0                          0                             0
    96                          0                     0                          0                             0
    97                          0                     0                          0                             0
    98                          0                     0                          0                             0
    99                          0                     0                          0                             0
   100                          0                     0                          0                             0
   101                          0                     0                          0                             0
   102                          0                     0                          0                             0
   103                          0                     0                          0                             0
   104                          0                     0                          0                             0
   105                          0                     0                          0                             0
   106                          0                     0                          0                             0
   107                          0                     0                          0                             0
   108                          0                     0                          0                             0
   109                          0                     0                          0                             0
   110                          0                     0                          0                             0
   111                          0                     0                          0                             0
   112                          0                     0                          0                             0
   113                          0                     0                          0                             0
   114                          0                     0                          0                             0
   115                          0                     0                          0                             0
   116                          0                     0                          0                             0
   117                          0                     0                          0                             0
   118                          0                     0                          0                             0
   119                          0                     0                          0                             0
   120                          0                     0                          0                             0
   121                          0                     0                          0                             0
   122                          0                     0                          0                             0
   123                          0                     0                          0                             0
   124                          0                     0                          0                             0
   125                          0                     0                          0                             0
   126                          0                     0                          0                             0
   127                          0                     0                          0                             0
   128                          0                     0                          0                             0
   129                          0                     0                          0                             0
   130                          0                     0                          0                             0
   131                          0                     0                          0                             0
   132                          0                     0                          0                             0
   133                          0                     0                          0                             0
   134                          0                     0                          0                             0
   135                          0                     0                          0                             0
   136                          0                     0                          0                             0
   137                          0                     0                          0                             0
   138                          0                     0                          0                             0
   139                          0                     0                          0                             0
   140                          0                     0                          0                             0
   141                          0                     0                          0                             0
   142                          0                     0                          0                             0
   143                          0                     0                          0                             0
   144                          0                     0                          0                             0
   145                          0                     0                          0                             0
   146                          0                     0                          0                             0
   147                          0                     0                          0                             0
   148                          0                     0                          0                             0
   149                          0                     0                          0                             0
   150                          0                     0                          0                             0
   151                          0                     0                          0                             0
   152                          0                     0                          0                             0
   153                          0                     0                          0                             0
   154                          0                     0                          0                             0
   155                          0                     0                          0                             0
   156                          0                     0                          0                             0
   157                          0                     0                          0                             0
   158                          0                     0                          0                             0
   159                          0                     0                          0                             0
   160                          0                     0                          0                             0
   161                          0                     0                          0                             0
   162                          0                     0                          0                             0
   163                          0                     0                          0                             0
   164                          0                     0                          0                             0
   165                          0                     0                          0                             0
   166                          0                     0                          0                             0
   167                          0                     0                          0                             0
   168                          0                     0                          0                             0
   169                          0                     0                          0                             0
   170                          0                     2                          0                             2
   171                          0                     0                          0                             0
   172                          0                   117                          0                           117
   173                          0                     0                          0                             0
   174                          0                   189                          0                           189
   175                          0                     0                          0                             0
   176                          0                   187                          0                           187
   177                          0                   157                          0                           157
   178                          0                     0                          0                             0
   179                          0                    91                          0                            91
   180                          0                     0                          0                             0
   181                          0                    60                          0                            60
   182                          0                    54                          0                            54
   183                          0                     0                          0                             0
   184                          0                    49                          0                            49
   185                          0                     0                          0                             0
   186                          0                    35                          0                            35
   187                          0                     0                          0                             0
   188                          0                    28                          0                            28
   189                          0                    22                          0                            22
   190                          0                     0                          0                             0
   191                          0                    20                          0                            20
   192                          0                     0                          0                             0
   193                          0                    13                          0                            13
   194                          0                     8                          0                             8
   195                          0                     0                          0                             0
   196                          0                     7                          0                             7
   197                          0                     0                          0                             0
   198                          0                     1                          0                             1
   199                          0                     0                          0                             0
   200                          0                     0                          0                             0
   201                          0                     0                          0                             0
   202                          0                     0                          0                             0
   203                          0                     0                          0                             0
   204                          0                     0                          0                             0
   205                          0                     0                          0                             0
   206                          0                     0                          0                             0
   207                          0                     0                          0                             0
   208                          0                     0                          0                             0
   209                          0                     0                          0                             0
   210                          0                     0                          0                             0
   211                          0                     0                          0                             0
   212                          0                     0                          0                             0
   213                          0                     0                          0                             0
   214                          0                     0                          0                             0
   215                          0                     0                          0                             0
   216                          0                     0                          0                             0


Period   Capped Optimal Interest   Coupon   Effective Coupon   AFC (act/360)
Total                 33,986,779

     0                         0        0                  0               0
     1                   655,291    2.808              2.808           6.844
     2                   700,953    2.753              2.753           6.844
     3                   654,506    2.895              2.895           7.577
     4                   751,764    3.064              3.064           6.844
     5                   741,323    3.195              3.195           7.073
     6                   764,278    3.272              3.272           6.845
     7                   737,749    3.361              3.361           7.073
     8                   756,040    3.444              3.444           6.844
     9                   742,220    3.506              3.506           6.844
    10                   702,811    3.569              3.569           7.072
    11                   709,504    3.630              3.630           6.747
    12                   669,008    3.683              3.683           6.971
    13                   682,941    3.790              3.790           6.746
    14                   654,683    3.785              3.785           6.746
    15                   574,748    3.835              3.835           7.468
    16                   618,758    3.888              3.888           6.745
    17                   580,890    3.934              3.934           6.970
    18                   580,438    3.969              3.969           6.744
    19                   542,198    3.999              3.999           6.969
    20                   540,936    4.032              4.032           6.743
    21                   522,875    4.072              4.072           6.828
    22                   488,696    4.110              4.110           8.185
    23                   487,020    4.145              4.145           7.942
    24                   453,778    4.175              4.175           8.199
    25                   450,561    4.199              4.199           7.926
    26                   432,923    4.226              4.226           7.918
    27                   375,437    4.253              4.253           8.766
    28                   398,990    4.281              4.281           8.006
    29                   370,423    4.311              4.311           8.266
    30                   367,134    4.343              4.343           7.990
    31                   340,313    4.374              4.374           7.997
    32                   336,628    4.406              4.406           7.730
    33                   322,089    4.441              4.441           7.730
    34                   297,822    4.474              4.474           8.138
    35                   293,801    4.509              4.509           7.909
    36                   271,345    4.548              4.548           8.161
    37                   267,189    4.588              4.588           7.887
    38                   269,484    4.627              4.627           7.876
    39                   254,011    4.662              4.662           8.417
    40                   273,395    4.694              4.694           7.967
    41                   266,332    4.725              4.725           8.226
    42                   276,979    4.756              4.756           7.949
    43                   269,623    4.784              4.784           8.201
    44                   280,286    4.812              4.812           7.925
    45                   281,639    4.836              4.836           7.919
    46                   266,958    4.858              4.858           8.246
    47                   269,357    4.880              4.880           7.971
    48                   254,685    4.904              4.904           8.224
    49                   257,326    4.933              4.933           7.946
    50                   251,619    4.961              4.961           7.933
    51                   222,123    4.986              4.986           8.775
    52                   240,436    5.013              5.013           7.988
    53                   227,574    5.042              5.042           8.244
    54                   229,837    5.066              5.066           7.965
    55                   217,423    5.092              5.092           8.217
    56                   219,690    5.118              5.118           7.938
    57                   214,764    5.143              5.143           7.930
    58                   203,159    5.167              5.167           8.257
    59                   205,242    5.192              5.192           7.980
    60                   194,433    5.224              5.224           8.231
    61                   196,834    5.259              5.259           7.951
    62                   192,640    5.289              5.289           7.937
    63                   170,171    5.315              5.315           8.778
    64                   184,265    5.340              5.340           7.978
    65                   174,336    5.364              5.364           8.232
    66                   176,021    5.383              5.383           7.952
    67                   166,373    5.400              5.400           8.201
    68                   167,861    5.416              5.416           7.922
    69                   163,825    5.428              5.428           7.910
    70                   154,676    5.438              5.438           8.190
    71                   155,829    5.444              5.444           7.913
    72                   147,226    5.457              5.457           8.161
    73                   148,654    5.474              5.474           7.882
    74                   145,218    5.490              5.490           7.867
    75                   128,110    5.504              5.504           8.696
    76                   138,637    5.522              5.522           7.874
    77                   131,021    5.535              5.535           8.122
    78                   132,299    5.550              5.550           7.845
    79                   125,115    5.566              5.566           8.091
    80                   126,297    5.579              5.579           7.815
    81                   123,417    5.594              5.594           7.802
    82                   116,709    5.608              5.608           8.076
    83                   117,837    5.621              5.621           7.801
    84                   111,488    5.637              5.637           8.046
    85                   119,440    5.995              5.995           7.771
    86                   116,775    6.011              6.011           7.756
    87                   106,772    6.026              6.026           8.277
    88                   111,576    6.041              6.041           7.755
    89                   105,531    6.054              6.054           7.999
    90                   106,605    6.068              6.068           7.726
    91                   100,786    6.078              6.078           7.968
    92                   101,782    6.090              6.090           7.696
    93                    99,463    6.101              6.101           7.682
    94                    94,023    6.109              6.109           7.945
    95                    94,927    6.118              6.118           7.674
    96                    89,786    6.128              6.128           7.915
    97                    90,698    6.140              6.140           7.645
    98                    88,695    6.153              6.153           7.630
    99                    78,298    6.163              6.163           8.433
   100                    84,751    6.174              6.174           7.622
   101                    80,192    6.185              6.185           7.862
   102                    81,036    6.196              6.196           7.593
   103                    76,665    6.206              6.206           7.831
   104                    77,471    6.217              6.217           7.564
   105                    75,756    6.227              6.227           7.551
   106                    71,684    6.237              6.237           7.805
   107                    72,455    6.248              6.248           7.540
   108                    68,561    6.257              6.257           7.776
   109                    69,316    6.270              6.270           7.511
   110                    67,819    6.282              6.282           7.497
   111                    59,906    6.290              6.290           8.286
   112                    64,887    6.301              6.301           7.486
   113                    61,428    6.311              6.311           7.722
   114                    62,101    6.322              6.322           7.459
   115                    58,789    6.331              6.331           7.693
   116                    59,444    6.342              6.342           7.431
   117                    58,138    6.349              6.349           7.419
   118                    55,041    6.358              6.358           7.663
   119                    55,648    6.367              6.367           7.403
   120                    52,633    6.369              6.369           7.636
   121                    53,173    6.373              6.373           7.376
   122                    52,000    6.379              6.379           7.363
   123                    45,940    6.385              6.385           8.139
   124                    49,789    6.396              6.396           7.352
   125                    47,190    6.409              6.409           7.584
   126                    47,750    6.422              6.422           7.327
   127                    45,284    6.439              6.439           7.558
   128                    45,883    6.460              6.460           7.302
   129                    44,996    6.481              6.481           7.292
   130                    42,721    6.505              6.505           7.553
   131                    43,335    6.533              6.533           7.298
   132                    41,240    6.572              6.572           7.529
   133                    41,927    6.614              6.614           7.274
   134                    41,179    6.644              6.644           7.262
   135                    37,797    6.668              6.668           7.751
   136                    39,621    6.688              6.688           7.257
   137                    37,535    6.696              6.696           7.487
   138                    37,952    6.701              6.701           7.234
   139                    35,894    6.698              6.698           7.463
   140                    36,201    6.685              6.685           7.211
   141                    35,310    6.668              6.668           7.198
   142                    33,286    6.643              6.643           7.407
   143                    33,469    6.609              6.609           7.156
   144                    31,516    6.576              6.576           7.383
   145                    31,719    6.549              6.549           7.134
   146                    30,920    6.528              6.528           7.124
   147                    27,249    6.512              6.512           7.875
   148                    29,478    6.506              6.506           7.096
   149                    27,887    6.503              6.503           7.322
   150                    28,209    6.508              6.508           7.076
   151                    26,747    6.519              6.519           7.302
   152                    27,105    6.536              6.536           7.057
   153                    26,619    6.562              6.562           7.048
   154                    25,306    6.590              6.590           7.291
   155                    25,725    6.628              6.628           7.047
   156                    24,440    6.651              6.651           7.272
   157                    24,752    6.664              6.664           7.029
   158                    24,273    6.680              6.680           7.019
   159                    21,493    6.694              6.694           7.763
   160                    23,340    6.712              6.712           7.016
   161                    22,151    6.728              6.728           7.241
   162                    22,459    6.748              6.748           6.998
   163                    21,313    6.764              6.764           7.223
   164                    21,609    6.783              6.783           6.981
   165                    21,205    6.804              6.804           6.974
   166                    20,130    6.822              6.822           7.213
   167                    20,415    6.843              6.843           6.973
   168                    19,428    6.878              6.878           7.197
   169                    19,748    6.915              6.915           6.956
   170                    19,387    6.949              6.949           6.948
   171                    16,974    6.970              6.970           7.685
   172                    18,078    6.987              6.987           6.943
   173                    17,026    6.999              6.999           7.166
   174                    16,801    7.005              7.005           6.927
   175                    15,849    7.002              7.002           7.150
   176                    15,582    6.995              6.995           6.912
   177                    15,002    6.979              6.979           6.907
   178                    14,078    6.957              6.957           7.122
   179                    13,851    6.930              6.930           6.885
   180                    12,936    6.910              6.910           7.107
   181                    12,770    6.903              6.903           6.871
   182                    12,248    6.894              6.894           6.864
   183                    11,023    6.883              6.883           7.331
   184                    11,234    6.876              6.876           6.846
   185                    10,444    6.868              6.868           7.068
   186                    10,273    6.856              6.856           6.833
   187                     9,523    6.849              6.849           7.054
   188                     9,355    6.841              6.841           6.821
   189                     8,912    6.831              6.831           6.814
   190                     8,223    6.823              6.823           7.031
   191                     8,051    6.815              6.815           6.798
   192                     7,406    6.806              6.806           7.019
   193                     7,234    6.799              6.799           6.787
   194                     6,839    6.789              6.789           6.781
   195                     5,833    6.781              6.781           7.501
   196                     6,072    6.774              6.774           6.767
   197                     5,524    6.766              6.766           6.987
   198                     5,343    6.758              6.758           6.756
   199                     4,830    6.750              6.750           6.976
   200                     4,645    6.743              6.743           6.746
   201                     4,306    6.735              6.735           6.741
   202                     3,848    6.728              6.728           6.957
   203                     3,652    6.719              6.719           6.728
   204                     3,229    6.712              6.712           6.947
   205                     3,029    6.706              6.706           6.719
   206                     2,727    6.697              6.697           6.714
   207                     2,196    6.689              6.689           7.428
   208                     2,145    6.685              6.685           6.703
   209                     1,802    6.675              6.675           6.922
   210                     1,588    6.670              6.670           6.694
   211                     1,277    6.663              6.663           6.913
   212                     1,056    6.655              6.655           6.686
   213                       800    6.650              6.650           6.682
   214                       531    6.643              6.643           6.898
   215                       303    6.636              6.636           6.672
   216                        62    6.629              6.629           6.890

GSAMP 04-OPT  A1

                                     Fwd Curve
                              =======================

               Month            1mL          6mL
               1                2.46839      2.67248
               2                2.41286      2.77076
               3                2.55523      2.88464
               4                2.72448      2.98393
               5                2.85535      3.07345
               6                2.93232      3.14328
               7                3.02111      3.21243
               8                3.10404      3.28725
               9                3.16571      3.34401
               10               3.22912      3.39782
               11               3.28989      3.45394
               12               3.34287      3.50395
               13               3.44967      3.55276
               14               3.44518      3.58892
               15               3.49456      3.63093
               16               3.54762      3.67144
               17               3.59355      3.70775
               18               3.62881      3.74395
               19               3.65885      3.78027
               20               3.69183      3.81164
               21               3.73168      3.84454
               22               3.77041      3.87475
               23               3.80486      3.90362
               24               3.83482      3.93215
               25               3.85905      3.96354
               26               3.88590      3.99081
               27               3.91252      4.02215
               28               3.94124      4.05431
               29               3.97089      4.08588
               30               4.00332      4.11960
               31               4.03380      4.15571
               32               4.06590      4.19072
               33               4.10056      4.23021
               34               4.13405      4.26699
               35               4.16907      4.30263
               36               4.20845      4.33935
               37               4.24751      4.37532
               38               4.28691      4.40817
               39               4.32202      4.44282
               40               4.35407      4.46995
               41               4.38522      4.49670
               42               4.41561      4.52308
               43               4.44361      4.54671
               44               4.47238      4.57140
               45               4.49561      4.59665
               46               4.51769      4.61962
               47               4.53965      4.64570
               48               4.56438      4.67462
               49               4.59252      4.69968
               50               4.62063      4.72636
               51               4.64615      4.75438
               52               4.67312      4.78037
               53               4.70164      4.80658
               54               4.72633      4.83364
               55               4.75155      4.86045
               56               4.77813      4.89130
               57               4.80307      4.91995
               58               4.82746      4.94796
               59               4.85247      4.97853
               60               4.88385      5.00879
               61               4.91920      5.03602
               62               4.94894      5.06077
               63               4.97473      5.08305
               64               5.00034      5.10264
               65               5.02352      5.11999
               66               5.04329      5.13283
               67               5.06049      5.14516
               68               5.07569      5.15854
               69               5.08805      5.17085
               70               5.09816      5.18255
               71               5.10408      5.19893
               72               5.11706      5.21271
               73               5.13433      5.22909
               74               5.14987      5.24539
               75               5.16409      5.25958
               76               5.18204      5.27482
               77               5.19463      5.28874
               78               5.21032      5.30265
               79               5.22585      5.31594
               80               5.23910      5.32991
               81               5.25375      5.34461
               82               5.26783      5.35789
               83               5.28112      5.37266
               84               5.29729      5.38711
               85               5.31485      5.40314
               86               5.33140      5.41535
               87               5.34575      5.42888
               88               5.36082      5.44284
               89               5.37406      5.45407
               90               5.38841      5.46617
               91               5.39824      5.47749
               92               5.41004      5.48946
               93               5.42085      5.50278
               94               5.42880      5.51296
               95               5.43781      5.52465
               96               5.44841      5.53677
               97               5.45989      5.54998
               98               5.47319      5.56116
               99               5.48257      5.57248
               100              5.49350      5.58457
               101              5.50460      5.59546
               102              5.51645      5.60752
               103              5.52581      5.61600
               104              5.53689      5.62720
               105              5.54725      5.63863
               106              5.55680      5.64774
               107              5.56822      5.65851
               108              5.57711      5.66868
               109              5.58953      5.68061
               110              5.60152      5.69083
               111              5.61047      5.70227
               112              5.62139      5.71206
               113              5.63148      5.72160
               114              5.64186      5.73198
               115              5.65105      5.73919
               116              5.66200      5.74672
               117              5.66935      5.75255
               118              5.67818      5.75783
               119              5.68738      5.76466
               120              5.68937      5.77274
               121              5.69315      5.78074
               122              5.69853      5.79168
               123              5.70457      5.80657
               124              5.71558      5.82314
               125              5.72949      5.84137
               126              5.74199      5.86269
               127              5.75921      5.88805
               128              5.77995      5.92000
               129              5.80127      5.94990
               130              5.82516      5.98044
               131              5.85266      6.01374
               132              5.89163      6.03978
               133              5.93374      6.06228
               134              5.96442      6.07733
               135              5.98812      6.08402
               136              6.00818      6.08467
               137              6.01636      6.07589
               138              6.02118      6.06238
               139              6.01782      6.04078
               140              6.00532      6.01414
               141              5.98838      5.98850
               142              5.96255      5.96127
               143              5.92948      5.93750
               144              5.89626      5.91920
               145              5.86927      5.90796
               146              5.84792      5.90270
               147              5.83233      5.90359
               148              5.82609      5.91461
               149              5.82269      5.92663
               150              5.82804      5.94946
               151              5.83912      5.97484
               152              5.85601      5.99736
               153              5.88222      6.02232
               154              5.91020      6.04333
               155              5.94777      6.06480
               156              5.97121      6.08163
               157              5.98390      6.09993
               158              6.00034      6.11576
               159              6.01430      6.13383
               160              6.03178      6.15400
               161              6.04833      6.17154
               162              6.06805      6.19158
               163              6.08365      6.21395
               164              6.10329      6.23963
               165              6.12370      6.27001
               166              6.14194      6.29599
               167              6.16321      6.32307
               168              6.19809      6.34958
               169              6.23526      6.37257
               170              6.26879      6.38665
               171              6.29035      6.39430
               172              6.30749      6.39690
               173              6.31913      6.39222
               174              6.32518      6.38117
               175              6.32178      6.36367
               176              6.31462      6.34791
               177              6.29937      6.33072
               178              6.27714      6.31319
               179              6.24996      6.29967
               180              6.23033      6.28801
               181              6.22303      6.27939
               182              6.21411      6.26955
               183              6.20306      6.25988
               184              6.19596      6.25229
               185              6.18767      6.24271
               186              6.17619      6.23225
               187              6.16893      6.22490
               188              6.16116      6.21743
               189              6.15137      6.20715
               190              6.14299      6.19792
               191              6.13507      6.18994
               192              6.12618      6.18139
               193              6.11918      6.17319
               194              6.10877      6.16311
               195              6.10066      6.15614
               196              6.09442      6.14990
               197              6.08631      6.14218
               198              6.07790      6.13338
               199              6.07020      6.12570
               200              6.06297      6.11889
               201              6.05518      6.11075
               202              6.04786      6.10192
               203              6.03883      6.09449
               204              6.03216      6.08710
               205              6.02570      6.08034
               206              6.01730      6.07280
               207              6.00946      6.06543
               208              6.00485      6.06017
               209              5.99531      6.05190
               210              5.99007      6.04641
               211              5.98346      6.03915
               212              5.97517      6.03178
               213              5.96954      6.02632
               214              5.96279      6.01855
               215              5.95572      6.01244
               216              5.94934      6.00584
               217              5.94342      6.00012
               218              5.93698      5.99389
               219              5.92946      5.98735
               220              5.92533      5.98387
               221              5.91777      5.97612
               222              5.91282      5.97182
               223              5.90677      5.96683
               224              5.90042      5.95954
               225              5.89589      5.95451
               226              5.88777      5.94784
               227              5.88415      5.94334
               228              5.87871      5.93703
               229              5.87046      5.93105
               230              5.86724      5.92737
               231              5.86184      5.92230
               232              5.85573      5.91732
               233              5.85121      5.91315
               234              5.84699      5.90969
               235              5.84056      5.90254
               236              5.83665      5.89730
               237              5.83172      5.89032
               238              5.82648      5.88112
               239              5.82289      5.87230
               240              5.81177      5.86072
               241              5.80283      5.85248
               242              5.79248      5.84220
               243              5.78052      5.83246
               244              5.77189      5.82415
               245              5.76220      5.81511
               246              5.75301      5.80690
               247              5.74313      5.79732
               248              5.73498      5.78920
               249              5.72401      5.77948
               250              5.71597      5.77138
               251              5.70816      5.76386
               252              5.69845      5.75570
               253              5.69134      5.74850
               254              5.68327      5.74067
               255              5.67446      5.73372
               256              5.66853      5.72801
               257              5.66143      5.72078
               258              5.65300      5.71355
               259              5.64679      5.70785
               260              5.64090      5.70284
               261              5.63346      5.69554
               262              5.62732      5.68917
               263              5.62173      5.68406
               264              5.61547      5.67862
               265              5.61100      5.67355
               266              5.60378      5.66711
               267              5.59851      5.66334
               268              5.59500      5.66027
               269              5.59016      5.65623
               270              5.58518      5.65127
               271              5.58092      5.64740
               272              5.57722      5.64448
               273              5.57324      5.64051
               274              5.56986      5.63635
               275              5.56509      5.63307
               276              5.56236      5.63029
               277              5.56011      5.62800
               278              5.55636      5.62496
               279              5.55339      5.62268
               280              5.55225      5.62228
               281              5.54876      5.61865
               282              5.54765      5.61784
               283              5.54583      5.61672
               284              5.54383      5.61456
               285              5.54372      5.61389
               286              5.54044      5.61080
               287              5.54082      5.61143
               288              5.54051      5.61049
               289              5.53873      5.61061
               290              5.53929      5.61009
               291              5.53794      5.61020
               292              5.53933      5.61224
               293              5.53924      5.61187
               294              5.54108      5.61300
               295              5.53971      5.61226
               296              5.54193      5.61218
               297              5.54358      5.61087
               298              5.54371      5.60618
               299              5.54608      5.60222
               300              5.54318      5.59656
               301              5.53721      5.59125
               302              5.53292      5.58559
               303              5.52556      5.57924
               304              5.52123      5.57563
               305              5.51686      5.57130
               306              5.51282      5.56767
               307              5.50691      5.56144
               308              5.50332      5.55793
               309              5.49890      5.55395
               310              5.49428      5.54869
               311              5.49136      5.54480
               312              5.48537      5.53961
               313              5.48300      5.53737
               314              5.47971      5.53348
               315              5.47465      5.53038
               316              5.47235      5.52786
               317              5.46924      5.52492
               318              5.46665      5.52289
               319              5.46338      5.51942
               320              5.46183      5.51733
               321              5.45759      5.51403
               322              5.45568      5.51195
               323              5.45421      5.51035
               324              5.45088      5.50800
               325              5.44978      5.50678
               326              5.44795      5.50482
               327              5.44550      5.50341
               328              5.44485      5.50305
               329              5.44347      5.50238
               330              5.44186      5.50066
               331              5.44082      5.49994
               332              5.44033      5.50019
               333              5.43957      5.49936
               334              5.43936      5.49786
               335              5.43768      5.49818
               336              5.43780      5.49783
               337              5.43847      5.49847
               338              5.43765      5.49888
               339              5.43697      5.49900
               340              5.43932      5.50094
               341              5.43772      5.50102
               342              5.43952      5.50284
               343              5.44070      5.50361
               344              5.44037      5.50458
               345              5.44222      5.50691
               346              5.44344      5.50727
               347              5.44437      5.50959
               348              5.44584      5.51109
               349              5.44790      5.51367
               350              5.44973      5.51602
               351              5.45037      5.51808
               352              5.45408      5.52282
               353              5.45508      5.52389
               354              5.45826      5.52763
               355              5.46084      5.53084
               356              5.46312      5.53226
               357              5.46730      5.53448
               358              5.46822      5.53376
               359              5.47245      5.53579
               360              5.47399      5.53566
               361              5.47284      5.53621


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be
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do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may,
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and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does
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disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-OPT  A1


Assummptions:

prepay: fixed: 75% deal pricing; arm: 125% deal pricing forward curve no losses. Deal run to maturity
For other assumptions please refer to termsheet


Period   Date          Principal        Interest        Cash Flow         Balance       Accrued Interest   Interest Shortfall
Total                300,000,000.00   33,987,818.36   333,987,818.36                       33,987,818.36                 0.00

     0   28-Dec-04                0               0                0   300,000,000.00                  0                    0
     1   25-Jan-05     4,303,764.17      655,291.00     4,959,055.17   295,696,235.83         655,291.00                 0.00
     2   25-Feb-05     5,043,144.22      700,953.35     5,744,097.57   290,653,091.61         700,953.35                 0.00
     3   25-Mar-05     5,770,764.01      654,505.87     6,425,269.89   284,882,327.60         654,505.87                 0.00
     4   25-Apr-05     6,481,798.65      751,763.95     7,233,562.59   278,400,528.95         751,763.95                 0.00
     5   25-May-05     7,171,342.57      741,322.61     7,912,665.18   271,229,186.38         741,322.61                 0.00
     6   25-Jun-05     7,834,567.35      764,278.04     8,598,845.39   263,394,619.03         764,278.04                 0.00
     7   25-Jul-05     8,466,595.04      737,748.57     9,204,343.61   254,928,023.99         737,748.57                 0.00
     8   25-Aug-05     9,062,702.48      756,040.32     9,818,742.80   245,865,321.51         756,040.32                 0.00
     9   25-Sep-05     9,568,197.27      742,219.67    10,310,416.93   236,297,124.25         742,219.67                 0.00
    10   25-Oct-05     9,309,411.26      702,810.66    10,012,221.92   226,987,712.98         702,810.66                 0.00
    11   25-Nov-05     9,003,002.70      709,504.26     9,712,506.96   217,984,710.28         709,504.26                 0.00
    12   25-Dec-05     8,707,105.02      669,007.79     9,376,112.81   209,277,605.26         669,007.79                 0.00
    13   25-Jan-06     8,421,325.67      682,941.25     9,104,266.92   200,856,279.59         682,941.25                 0.00
    14   25-Feb-06     8,145,311.56      654,683.12     8,799,994.68   192,710,968.03         654,683.12                 0.00
    15   25-Mar-06     7,878,722.04      574,748.04     8,453,470.09   184,832,245.98         574,748.04                 0.00
    16   25-Apr-06     7,621,225.40      618,757.88     8,239,983.28   177,211,020.58         618,757.88                 0.00
    17   25-May-06     7,372,497.06      580,890.34     7,953,387.40   169,838,523.53         580,890.34                 0.00
    18   25-Jun-06     7,132,256.41      580,437.83     7,712,694.24   162,706,267.12         580,437.83                 0.00
    19   25-Jul-06     6,900,193.50      542,198.30     7,442,391.79   155,806,073.62         542,198.30                 0.00
    20   25-Aug-06     6,676,023.56      540,935.88     7,216,959.44   149,130,050.06         540,935.88                 0.00
    21   25-Sep-06     6,459,333.24      522,875.14     6,982,208.38   142,670,716.83         522,875.14                 0.00
    22   25-Oct-06     6,219,412.74      488,695.95     6,708,108.69   136,451,304.08         488,695.95                 0.00
    23   25-Nov-06     6,018,607.26      487,019.95     6,505,627.21   130,432,696.83         487,019.95                 0.00
    24   25-Dec-06     5,825,403.87      453,777.53     6,279,181.40   124,607,292.95         453,777.53                 0.00
    25   25-Jan-07     5,638,708.54      450,561.11     6,089,269.65   118,968,584.41         450,561.11                 0.00
    26   25-Feb-07     5,458,296.28      432,923.04     5,891,219.33   113,510,288.13         432,923.04                 0.00
    27   25-Mar-07     5,283,942.04      375,437.04     5,659,379.08   108,226,346.09         375,437.04                 0.00
    28   25-Apr-07     5,113,518.71      398,989.77     5,512,508.48   103,112,827.38         398,989.77                 0.00
    29   25-May-07     4,950,766.86      370,423.38     5,321,190.24    98,162,060.53         370,423.38                 0.00
    30   25-Jun-07     4,793,517.28      367,134.07     5,160,651.35    93,368,543.25         367,134.07                 0.00
    31   25-Jul-07     4,641,532.20      340,312.78     4,981,844.98    88,727,011.05         340,312.78                 0.00
    32   25-Aug-07     4,494,630.21      336,627.57     4,831,257.78    84,232,380.84         336,627.57                 0.00
    33   25-Sep-07     4,352,628.76      322,089.09     4,674,717.85    79,879,752.08         322,089.09                 0.00
    34   25-Oct-07     4,212,614.92      297,821.67     4,510,436.59    75,667,137.16         297,821.67                 0.00
    35   25-Nov-07     4,079,252.48      293,801.14     4,373,053.62    71,587,884.68         293,801.14                 0.00
    36   25-Dec-07     3,951,229.10      271,344.93     4,222,574.03    67,636,655.58         271,344.93                 0.00
    37   25-Jan-08             0.00      267,188.86       267,188.86    67,636,655.58         267,188.86                 0.00
    38   25-Feb-08             0.00      269,483.62       269,483.62    67,636,655.58         269,483.62                 0.00
    39   25-Mar-08             0.00      254,010.55       254,010.55    67,636,655.58         254,010.55                 0.00
    40   25-Apr-08             0.00      273,395.20       273,395.20    67,636,655.58         273,395.20                 0.00
    41   25-May-08             0.00      266,331.73       266,331.73    67,636,655.58         266,331.73                 0.00
    42   25-Jun-08             0.00      276,979.45       276,979.45    67,636,655.58         276,979.45                 0.00
    43   25-Jul-08             0.00      269,622.82       269,622.82    67,636,655.58         269,622.82                 0.00
    44   25-Aug-08             0.00      280,285.89       280,285.89    67,636,655.58         280,285.89                 0.00
    45   25-Sep-08     1,689,826.75      281,638.86     1,971,465.62    65,946,828.83         281,638.86                 0.00
    46   25-Oct-08     1,843,616.28      266,957.71     2,110,573.99    64,103,212.55         266,957.71                 0.00
    47   25-Nov-08     1,787,052.83      269,356.62     2,056,409.45    62,316,159.72         269,356.62                 0.00
    48   25-Dec-08     1,732,373.18      254,685.11     1,987,058.29    60,583,786.54         254,685.11                 0.00
    49   25-Jan-09     1,679,482.69      257,326.47     1,936,809.16    58,904,303.84         257,326.47                 0.00
    50   25-Feb-09     1,628,320.48      251,618.78     1,879,939.26    57,275,983.36         251,618.78                 0.00
    51   25-Mar-09     1,578,825.86      222,122.95     1,800,948.80    55,697,157.50         222,122.95                 0.00
    52   25-Apr-09     1,530,465.34      240,436.46     1,770,901.80    54,166,692.16         240,436.46                 0.00
    53   25-May-09     1,484,149.93      227,574.13     1,711,724.06    52,682,542.23         227,574.13                 0.00
    54   25-Jun-09     1,439,365.49      229,836.71     1,669,202.20    51,243,176.74         229,836.71                 0.00
    55   25-Jul-09     1,396,033.54      217,422.66     1,613,456.20    49,847,143.20         217,422.66                 0.00
    56   25-Aug-09     1,354,104.88      219,690.25     1,573,795.13    48,493,038.32         219,690.25                 0.00
    57   25-Sep-09     1,314,863.20      214,763.77     1,529,626.97    47,178,175.13         214,763.77                 0.00
    58   25-Oct-09     1,275,949.50      203,159.44     1,479,108.95    45,902,225.62         203,159.44                 0.00
    59   25-Nov-09     1,237,917.21      205,242.33     1,443,159.54    44,664,308.42         205,242.33                 0.00
    60   25-Dec-09     1,201,055.78      194,433.04     1,395,488.82    43,463,252.64         194,433.04                 0.00
    61   25-Jan-10     1,165,379.84      196,834.45     1,362,214.29    42,297,872.80         196,834.45                 0.00
    62   25-Feb-10     1,130,849.42      192,639.95     1,323,489.37    41,167,023.38         192,639.95                 0.00
    63   25-Mar-10     1,097,394.95      170,171.26     1,267,566.21    40,069,628.43         170,171.26                 0.00
    64   25-Apr-10     1,064,732.57      184,265.24     1,248,997.81    39,004,895.85         184,265.24                 0.00
    65   25-May-10     1,033,419.93      174,336.28     1,207,756.21    37,971,475.92         174,336.28                 0.00
    66   25-Jun-10     1,003,121.45      176,020.99     1,179,142.43    36,968,354.47         176,020.99                 0.00
    67   25-Jul-10       973,787.28      166,372.69     1,140,159.97    35,994,567.19         166,372.69                 0.00
    68   25-Aug-10       945,385.11      167,861.05     1,113,246.16    35,049,182.09         167,861.05                 0.00
    69   25-Sep-10       917,870.21      163,825.28     1,081,695.49    34,131,311.88         163,825.28                 0.00
    70   25-Oct-10       891,109.63      154,676.28     1,045,785.91    33,240,202.25         154,676.28                 0.00
    71   25-Nov-10       865,323.11      155,828.66     1,021,151.77    32,374,879.14         155,828.66                 0.00
    72   25-Dec-10       840,356.99      147,226.38       987,583.38    31,534,522.15         147,226.38                 0.00
    73   25-Jan-11       816,176.74      148,653.94       964,830.67    30,718,345.41         148,653.94                 0.00
    74   25-Feb-11       792,756.16      145,217.54       937,973.70    29,925,589.25         145,217.54                 0.00
    75   25-Mar-11       770,058.87      128,110.22       898,169.09    29,155,530.38         128,110.22                 0.00
    76   25-Apr-11       747,959.84      138,637.17       886,597.01    28,407,570.54         138,637.17                 0.00
    77   25-May-11       726,672.62      131,021.16       857,693.78    27,680,897.92         131,021.16                 0.00
    78   25-Jun-11       706,055.52      132,299.25       838,354.78    26,974,842.39         132,299.25                 0.00
    79   25-Jul-11       686,079.67      125,114.94       811,194.61    26,288,762.72         125,114.94                 0.00
    80   25-Aug-11       666,723.85      126,297.13       793,020.98    25,622,038.87         126,297.13                 0.00
    81   25-Sep-11       647,958.90      123,417.27       771,376.17    24,974,079.97         123,417.27                 0.00
    82   25-Oct-11       629,691.88      116,708.66       746,400.54    24,344,388.09         116,708.66                 0.00
    83   25-Nov-11       612,077.76      117,836.79       729,914.55    23,732,310.33         117,836.79                 0.00
    84   25-Dec-11       595,010.80      111,488.26       706,499.06    23,137,299.54         111,488.26                 0.00
    85   25-Jan-12       578,467.89      119,440.11       697,908.00    22,558,831.64         119,440.11                 0.00
    86   25-Feb-12       562,431.85      116,775.42       679,207.26    21,996,399.80         116,775.42                 0.00
    87   25-Mar-12       546,879.03      106,772.20       653,651.23    21,449,520.77         106,772.20                 0.00
    88   25-Apr-12       531,731.57      111,576.49       643,308.06    20,917,789.20         111,576.49                 0.00
    89   25-May-12       517,120.30      105,531.29       622,651.59    20,400,668.90         105,531.29                 0.00
    90   25-Jun-12       502,956.67      106,605.23       609,561.90    19,897,712.23         106,605.23                 0.00
    91   25-Jul-12       489,222.02      100,785.89       590,007.91    19,408,490.21         100,785.89                 0.00
    92   25-Aug-12       475,902.39      101,782.03       577,684.42    18,932,587.82         101,782.03                 0.00
    93   25-Sep-12       462,979.28       99,462.53       562,441.81    18,469,608.54          99,462.53                 0.00
    94   25-Oct-12       450,398.36       94,022.62       544,420.98    18,019,210.19          94,022.62                 0.00
    95   25-Nov-12       438,245.68       94,927.26       533,172.93    17,580,964.51          94,927.26                 0.00
    96   25-Dec-12       426,459.54       89,786.13       516,245.67    17,154,504.97          89,786.13                 0.00
    97   25-Jan-13       415,025.22       90,698.05       505,723.28    16,739,479.75          90,698.05                 0.00
    98   25-Feb-13       403,931.37       88,695.48       492,626.84    16,335,548.38          88,695.48                 0.00
    99   25-Mar-13       393,163.16       78,298.08       471,461.24    15,942,385.23          78,298.08                 0.00
   100   25-Apr-13       382,674.68       84,750.83       467,425.51    15,559,710.55          84,750.83                 0.00
   101   25-May-13       372,538.79       80,192.15       452,730.94    15,187,171.76          80,192.15                 0.00
   102   25-Jun-13       362,703.99       81,036.20       443,740.18    14,824,467.77          81,036.20                 0.00
   103   25-Jul-13       353,158.26       76,664.86       429,823.11    14,471,309.52          76,664.86                 0.00
   104   25-Aug-13       343,892.37       77,471.19       421,363.56    14,127,417.15          77,471.19                 0.00
   105   25-Sep-13       334,894.42       75,756.21       410,650.63    13,792,522.73          75,756.21                 0.00
   106   25-Oct-13       326,130.60       71,684.34       397,814.94    13,466,392.13          71,684.34                 0.00
   107   25-Nov-13       317,652.55       72,454.73       390,107.29    13,148,739.58          72,454.73                 0.00
   108   25-Dec-13       309,422.11       68,560.92       377,983.03    12,839,317.47          68,560.92                 0.00
   109   25-Jan-14       301,429.69       69,316.42       370,746.10    12,537,887.78          69,316.42                 0.00
   110   25-Feb-14       293,667.78       67,818.52       361,486.30    12,244,220.01          67,818.52                 0.00
   111   25-Mar-14       286,126.75       59,905.92       346,032.67    11,958,093.26          59,905.92                 0.00
   112   25-Apr-14       278,778.23       64,886.97       343,665.20    11,679,315.03          64,886.97                 0.00
   113   25-May-14       271,665.75       61,428.14       333,093.89    11,407,649.28          61,428.14                 0.00
   114   25-Jun-14       264,757.51       62,101.23       326,858.75    11,142,891.77          62,101.23                 0.00
   115   25-Jul-14       258,045.70       58,788.50       316,834.20    10,884,846.07          58,788.50                 0.00
   116   25-Aug-14       251,524.17       59,443.96       310,968.13    10,633,321.90          59,443.96                 0.00
   117   25-Sep-14       245,185.49       58,137.64       303,323.13    10,388,136.41          58,137.64                 0.00
   118   25-Oct-14       239,011.72       55,041.37       294,053.09    10,149,124.69          55,041.37                 0.00
   119   25-Nov-14       233,026.65       55,647.87       288,674.52     9,916,098.05          55,647.87                 0.00
   120   25-Dec-14       227,210.07       52,632.75       279,842.82     9,688,887.97          52,632.75                 0.00
   121   25-Jan-15       221,555.99       53,172.52       274,728.51     9,467,331.98          53,172.52                 0.00
   122   25-Feb-15       216,059.39       52,000.49       268,059.88     9,251,272.59          52,000.49                 0.00
   123   25-Mar-15       210,714.10       45,939.75       256,653.85     9,040,558.49          45,939.75                 0.00
   124   25-Apr-15       205,500.20       49,789.11       255,289.31     8,835,058.29          49,789.11                 0.00
   125   25-May-15       200,447.80       47,190.18       247,637.98     8,634,610.49          47,190.18                 0.00
   126   25-Jun-15       195,535.58       47,749.80       243,285.39     8,439,074.91          47,749.80                 0.00
   127   25-Jul-15       190,758.11       45,284.15       236,042.26     8,248,316.80          45,284.15                 0.00
   128   25-Aug-15       186,111.28       45,883.20       231,994.47     8,062,205.52          45,883.20                 0.00
   129   25-Sep-15       181,588.23       44,995.92       226,584.15     7,880,617.29          44,995.92                 0.00
   130   25-Oct-15       177,155.71       42,720.56       219,876.28     7,703,461.58          42,720.56                 0.00
   131   25-Nov-15       172,878.05       43,334.64       216,212.69     7,530,583.53          43,334.64                 0.00
   132   25-Dec-15       168,718.02       41,240.17       209,958.19     7,361,865.51          41,240.17                 0.00
   133   25-Jan-16       164,669.93       41,927.04       206,596.97     7,197,195.58          41,927.04                 0.00
   134   25-Feb-16       160,730.42       41,179.36       201,909.78     7,036,465.15          41,179.36                 0.00
   135   25-Mar-16       156,894.07       37,796.66       194,690.73     6,879,571.08          37,796.66                 0.00
   136   25-Apr-16       153,143.14       39,621.28       192,764.42     6,726,427.94          39,621.28                 0.00
   137   25-May-16       149,511.18       37,535.49       187,046.66     6,576,916.77          37,535.49                 0.00
   138   25-Jun-16       145,976.01       37,951.84       183,927.85     6,430,940.76          37,951.84                 0.00
   139   25-Jul-16       142,534.15       35,894.40       178,428.55     6,288,406.61          35,894.40                 0.00
   140   25-Aug-16       139,182.84       36,201.12       175,383.96     6,149,223.77          36,201.12                 0.00
   141   25-Sep-16       135,920.70       35,310.17       171,230.87     6,013,303.07          35,310.17                 0.00
   142   25-Oct-16       132,761.22       33,286.39       166,047.61     5,880,541.85          33,286.39                 0.00
   143   25-Nov-16       129,665.68       33,469.08       163,134.76     5,750,876.17          33,469.08                 0.00
   144   25-Dec-16       126,649.40       31,516.05       158,165.45     5,624,226.77          31,516.05                 0.00
   145   25-Jan-17       123,711.25       31,718.67       155,429.92     5,500,515.52          31,718.67                 0.00
   146   25-Feb-17       120,848.95       30,919.85       151,768.80     5,379,666.57          30,919.85                 0.00
   147   25-Mar-17       118,061.25       27,248.79       145,310.05     5,261,605.32          27,248.79                 0.00
   148   25-Apr-17       115,349.97       29,477.97       144,827.93     5,146,255.35          29,477.97                 0.00
   149   25-May-17       112,701.93       27,887.09       140,589.02     5,033,553.42          27,887.09                 0.00
   150   25-Jun-17       110,121.32       28,208.77       138,330.09     4,923,432.10          28,208.77                 0.00
   151   25-Jul-17       107,606.27       26,747.04       134,353.31     4,815,825.83          26,747.04                 0.00
   152   25-Aug-17       105,154.91       27,104.58       132,259.49     4,710,670.91          27,104.58                 0.00
   153   25-Sep-17       102,764.35       26,619.06       129,383.42     4,607,906.56          26,619.06                 0.00
   154   25-Oct-17       100,421.73       25,305.85       125,727.58     4,507,484.83          25,305.85                 0.00
   155   25-Nov-17        98,151.01       25,725.33       123,876.34     4,409,333.82          25,725.33                 0.00
   156   25-Dec-17        95,937.83       24,439.50       120,377.33     4,313,396.00          24,439.50                 0.00
   157   25-Jan-18        93,779.76       24,751.81       118,531.57     4,219,616.24          24,751.81                 0.00
   158   25-Feb-18        91,675.27       24,273.41       115,948.68     4,127,940.97          24,273.41                 0.00
   159   25-Mar-18        89,622.03       21,492.86       111,114.89     4,038,318.94          21,492.86                 0.00
   160   25-Apr-18        87,610.95       23,339.82       110,950.77     3,950,707.99          23,339.82                 0.00
   161   25-May-18        85,658.59       22,151.39       107,809.98     3,865,049.40          22,151.39                 0.00
   162   25-Jun-18        83,754.57       22,459.11       106,213.67     3,781,294.83          22,459.11                 0.00
   163   25-Jul-18        81,897.03       21,312.80       103,209.83     3,699,397.80          21,312.80                 0.00
   164   25-Aug-18        80,084.72       21,608.80       101,693.51     3,619,313.08          21,608.80                 0.00
   165   25-Sep-18        78,315.56       21,204.62        99,520.18     3,540,997.52          21,204.62                 0.00
   166   25-Oct-18        76,580.28       20,130.39        96,710.67     3,464,417.25          20,130.39                 0.00
   167   25-Nov-18        74,896.49       20,414.99        95,311.48     3,389,520.76          20,414.99                 0.00
   168   25-Dec-18        73,253.72       19,427.86        92,681.58     3,316,267.04          19,427.86                 0.00
   169   25-Jan-19        75,821.93       19,747.73        95,569.66     3,240,445.11          19,747.73                 0.00
   170   25-Feb-19       109,508.05       19,389.79       128,897.84     3,130,937.06          19,389.79                 0.00
   171   25-Mar-19       107,119.77       16,974.01       124,093.78     3,023,817.29          16,974.01                 0.00
   172   25-Apr-19       104,780.29       18,194.32       122,974.62     2,919,037.00          18,194.32                 0.00
   173   25-May-19       102,505.07       17,025.60       119,530.67     2,816,531.93          17,025.60                 0.00
   174   25-Jun-19       100,283.81       16,989.99       117,273.80     2,716,248.12          16,989.99                 0.00
   175   25-Jul-19        98,114.74       15,848.81       113,963.55     2,618,133.37          15,848.81                 0.00
   176   25-Aug-19        95,996.49       15,769.40       111,765.89     2,522,136.88          15,769.40                 0.00
   177   25-Sep-19        93,924.72       15,158.08       109,082.80     2,428,212.16          15,158.08                 0.00
   178   25-Oct-19        91,892.11       14,077.84       105,969.96     2,336,320.04          14,077.84                 0.00
   179   25-Nov-19        89,918.89       13,941.91       103,860.80     2,246,401.15          13,941.91                 0.00
   180   25-Dec-19        87,990.99       12,936.14       100,927.14     2,158,410.15          12,936.14                 0.00
   181   25-Jan-20        86,107.61       12,830.19        98,937.79     2,072,302.55          12,830.19                 0.00
   182   25-Feb-20        84,267.57       12,302.42        96,569.99     1,988,034.98          12,302.42                 0.00
   183   25-Mar-20        82,469.23       11,023.03        93,492.26     1,905,565.75          11,023.03                 0.00
   184   25-Apr-20        80,716.19       11,282.79        91,998.98     1,824,849.56          11,282.79                 0.00
   185   25-May-20        78,999.54       10,443.72        89,443.26     1,745,850.01          10,443.72                 0.00
   186   25-Jun-20        77,321.78       10,307.40        87,629.17     1,668,528.24          10,307.40                 0.00
   187   25-Jul-20        75,682.08        9,523.03        85,205.11     1,592,846.15           9,523.03                 0.00
   188   25-Aug-20        74,079.50        9,383.45        83,462.95     1,518,766.65           9,383.45                 0.00
   189   25-Sep-20        72,513.31        8,934.25        81,447.56     1,446,253.34           8,934.25                 0.00
   190   25-Oct-20        70,984.78        8,223.14        79,207.93     1,375,268.56           8,223.14                 0.00
   191   25-Nov-20        69,487.91        8,070.81        77,558.72     1,305,780.65           8,070.81                 0.00
   192   25-Dec-20        68,024.40        7,406.15        75,430.55     1,237,756.26           7,406.15                 0.00
   193   25-Jan-21        66,593.56        7,246.88        73,840.43     1,171,162.70           7,246.88                 0.00
   194   25-Feb-21        65,194.57        6,846.48        72,041.06     1,105,968.13           6,846.48                 0.00
   195   25-Mar-21        63,826.86        5,832.71        69,659.57     1,042,141.26           5,832.71                 0.00
   196   25-Apr-21        62,491.16        6,079.36        68,570.52       979,650.11           6,079.36                 0.00
   197   25-May-21        61,183.03        5,523.85        66,706.87       918,467.08           5,523.85                 0.00
   198   25-Jun-21        59,903.62        5,344.84        65,248.45       858,563.46           5,344.84                 0.00
   199   25-Jul-21        58,652.33        4,829.56        63,481.89       799,911.14           4,829.56                 0.00
   200   25-Aug-21        57,428.47        4,644.64        62,073.11       742,482.67           4,644.64                 0.00
   201   25-Sep-21        56,231.52        4,306.21        60,537.73       686,251.15           4,306.21                 0.00
   202   25-Oct-21        55,062.11        3,847.50        58,909.61       631,189.04           3,847.50                 0.00
   203   25-Nov-21        53,916.57        3,651.84        57,568.41       577,272.47           3,651.84                 0.00
   204   25-Dec-21        52,795.81        3,228.95        56,024.76       524,476.67           3,228.95                 0.00
   205   25-Jan-22        51,699.32        3,028.51        54,727.83       472,777.35           3,028.51                 0.00
   206   25-Feb-22        50,626.52        2,726.56        53,353.08       422,150.83           2,726.56                 0.00
   207   25-Mar-22        49,576.98        2,196.41        51,773.39       372,573.85           2,196.41                 0.00
   208   25-Apr-22        48,551.00        2,144.68        50,695.68       324,022.85           2,144.68                 0.00
   209   25-May-22        47,545.91        1,802.46        49,348.37       276,476.93           1,802.46                 0.00
   210   25-Jun-22        46,562.28        1,587.99        48,150.27       229,914.65           1,587.99                 0.00
   211   25-Jul-22        45,599.66        1,276.69        46,876.35       184,314.99           1,276.69                 0.00
   212   25-Aug-22        44,657.56        1,056.28        45,713.84       139,657.42           1,056.28                 0.00
   213   25-Sep-22        43,735.60          799.68        44,535.28        95,921.83             799.68                 0.00
   214   25-Oct-22        42,834.02          530.99        43,365.01        53,087.81             530.99                 0.00
   215   25-Nov-22        41,950.61          303.35        42,253.96        11,137.19             303.35                 0.00
   216   25-Dec-22        11,137.19           61.53        11,198.72             0.00              61.53                 0.00


Period   Accum Interest Shortfall   Couponcap Shortfall   Couponcap Accum Shortfall   Couponcap Shortfall Payback
Total                                          1,039.73                                                  1,039.73

     0                          0                     0                           0                             0
     1                       0.00                  0.00                        0.00                          0.00
     2                       0.00                  0.00                        0.00                          0.00
     3                       0.00                  0.00                        0.00                          0.00
     4                       0.00                  0.00                        0.00                          0.00
     5                       0.00                  0.00                        0.00                          0.00
     6                       0.00                  0.00                        0.00                          0.00
     7                       0.00                  0.00                        0.00                          0.00
     8                       0.00                  0.00                        0.00                          0.00
     9                       0.00                  0.00                        0.00                          0.00
    10                       0.00                  0.00                        0.00                          0.00
    11                       0.00                  0.00                        0.00                          0.00
    12                       0.00                  0.00                        0.00                          0.00
    13                       0.00                  0.00                        0.00                          0.00
    14                       0.00                  0.00                        0.00                          0.00
    15                       0.00                  0.00                        0.00                          0.00
    16                       0.00                  0.00                        0.00                          0.00
    17                       0.00                  0.00                        0.00                          0.00
    18                       0.00                  0.00                        0.00                          0.00
    19                       0.00                  0.00                        0.00                          0.00
    20                       0.00                  0.00                        0.00                          0.00
    21                       0.00                  0.00                        0.00                          0.00
    22                       0.00                  0.00                        0.00                          0.00
    23                       0.00                  0.00                        0.00                          0.00
    24                       0.00                  0.00                        0.00                          0.00
    25                       0.00                  0.00                        0.00                          0.00
    26                       0.00                  0.00                        0.00                          0.00
    27                       0.00                  0.00                        0.00                          0.00
    28                       0.00                  0.00                        0.00                          0.00
    29                       0.00                  0.00                        0.00                          0.00
    30                       0.00                  0.00                        0.00                          0.00
    31                       0.00                  0.00                        0.00                          0.00
    32                       0.00                  0.00                        0.00                          0.00
    33                       0.00                  0.00                        0.00                          0.00
    34                       0.00                  0.00                        0.00                          0.00
    35                       0.00                  0.00                        0.00                          0.00
    36                       0.00                  0.00                        0.00                          0.00
    37                       0.00                  0.00                        0.00                          0.00
    38                       0.00                  0.00                        0.00                          0.00
    39                       0.00                  0.00                        0.00                          0.00
    40                       0.00                  0.00                        0.00                          0.00
    41                       0.00                  0.00                        0.00                          0.00
    42                       0.00                  0.00                        0.00                          0.00
    43                       0.00                  0.00                        0.00                          0.00
    44                       0.00                  0.00                        0.00                          0.00
    45                       0.00                  0.00                        0.00                          0.00
    46                       0.00                  0.00                        0.00                          0.00
    47                       0.00                  0.00                        0.00                          0.00
    48                       0.00                  0.00                        0.00                          0.00
    49                       0.00                  0.00                        0.00                          0.00
    50                       0.00                  0.00                        0.00                          0.00
    51                       0.00                  0.00                        0.00                          0.00
    52                       0.00                  0.00                        0.00                          0.00
    53                       0.00                  0.00                        0.00                          0.00
    54                       0.00                  0.00                        0.00                          0.00
    55                       0.00                  0.00                        0.00                          0.00
    56                       0.00                  0.00                        0.00                          0.00
    57                       0.00                  0.00                        0.00                          0.00
    58                       0.00                  0.00                        0.00                          0.00
    59                       0.00                  0.00                        0.00                          0.00
    60                       0.00                  0.00                        0.00                          0.00
    61                       0.00                  0.00                        0.00                          0.00
    62                       0.00                  0.00                        0.00                          0.00
    63                       0.00                  0.00                        0.00                          0.00
    64                       0.00                  0.00                        0.00                          0.00
    65                       0.00                  0.00                        0.00                          0.00
    66                       0.00                  0.00                        0.00                          0.00
    67                       0.00                  0.00                        0.00                          0.00
    68                       0.00                  0.00                        0.00                          0.00
    69                       0.00                  0.00                        0.00                          0.00
    70                       0.00                  0.00                        0.00                          0.00
    71                       0.00                  0.00                        0.00                          0.00
    72                       0.00                  0.00                        0.00                          0.00
    73                       0.00                  0.00                        0.00                          0.00
    74                       0.00                  0.00                        0.00                          0.00
    75                       0.00                  0.00                        0.00                          0.00
    76                       0.00                  0.00                        0.00                          0.00
    77                       0.00                  0.00                        0.00                          0.00
    78                       0.00                  0.00                        0.00                          0.00
    79                       0.00                  0.00                        0.00                          0.00
    80                       0.00                  0.00                        0.00                          0.00
    81                       0.00                  0.00                        0.00                          0.00
    82                       0.00                  0.00                        0.00                          0.00
    83                       0.00                  0.00                        0.00                          0.00
    84                       0.00                  0.00                        0.00                          0.00
    85                       0.00                  0.00                        0.00                          0.00
    86                       0.00                  0.00                        0.00                          0.00
    87                       0.00                  0.00                        0.00                          0.00
    88                       0.00                  0.00                        0.00                          0.00
    89                       0.00                  0.00                        0.00                          0.00
    90                       0.00                  0.00                        0.00                          0.00
    91                       0.00                  0.00                        0.00                          0.00
    92                       0.00                  0.00                        0.00                          0.00
    93                       0.00                  0.00                        0.00                          0.00
    94                       0.00                  0.00                        0.00                          0.00
    95                       0.00                  0.00                        0.00                          0.00
    96                       0.00                  0.00                        0.00                          0.00
    97                       0.00                  0.00                        0.00                          0.00
    98                       0.00                  0.00                        0.00                          0.00
    99                       0.00                  0.00                        0.00                          0.00
   100                       0.00                  0.00                        0.00                          0.00
   101                       0.00                  0.00                        0.00                          0.00
   102                       0.00                  0.00                        0.00                          0.00
   103                       0.00                  0.00                        0.00                          0.00
   104                       0.00                  0.00                        0.00                          0.00
   105                       0.00                  0.00                        0.00                          0.00
   106                       0.00                  0.00                        0.00                          0.00
   107                       0.00                  0.00                        0.00                          0.00
   108                       0.00                  0.00                        0.00                          0.00
   109                       0.00                  0.00                        0.00                          0.00
   110                       0.00                  0.00                        0.00                          0.00
   111                       0.00                  0.00                        0.00                          0.00
   112                       0.00                  0.00                        0.00                          0.00
   113                       0.00                  0.00                        0.00                          0.00
   114                       0.00                  0.00                        0.00                          0.00
   115                       0.00                  0.00                        0.00                          0.00
   116                       0.00                  0.00                        0.00                          0.00
   117                       0.00                  0.00                        0.00                          0.00
   118                       0.00                  0.00                        0.00                          0.00
   119                       0.00                  0.00                        0.00                          0.00
   120                       0.00                  0.00                        0.00                          0.00
   121                       0.00                  0.00                        0.00                          0.00
   122                       0.00                  0.00                        0.00                          0.00
   123                       0.00                  0.00                        0.00                          0.00
   124                       0.00                  0.00                        0.00                          0.00
   125                       0.00                  0.00                        0.00                          0.00
   126                       0.00                  0.00                        0.00                          0.00
   127                       0.00                  0.00                        0.00                          0.00
   128                       0.00                  0.00                        0.00                          0.00
   129                       0.00                  0.00                        0.00                          0.00
   130                       0.00                  0.00                        0.00                          0.00
   131                       0.00                  0.00                        0.00                          0.00
   132                       0.00                  0.00                        0.00                          0.00
   133                       0.00                  0.00                        0.00                          0.00
   134                       0.00                  0.00                        0.00                          0.00
   135                       0.00                  0.00                        0.00                          0.00
   136                       0.00                  0.00                        0.00                          0.00
   137                       0.00                  0.00                        0.00                          0.00
   138                       0.00                  0.00                        0.00                          0.00
   139                       0.00                  0.00                        0.00                          0.00
   140                       0.00                  0.00                        0.00                          0.00
   141                       0.00                  0.00                        0.00                          0.00
   142                       0.00                  0.00                        0.00                          0.00
   143                       0.00                  0.00                        0.00                          0.00
   144                       0.00                  0.00                        0.00                          0.00
   145                       0.00                  0.00                        0.00                          0.00
   146                       0.00                  0.00                        0.00                          0.00
   147                       0.00                  0.00                        0.00                          0.00
   148                       0.00                  0.00                        0.00                          0.00
   149                       0.00                  0.00                        0.00                          0.00
   150                       0.00                  0.00                        0.00                          0.00
   151                       0.00                  0.00                        0.00                          0.00
   152                       0.00                  0.00                        0.00                          0.00
   153                       0.00                  0.00                        0.00                          0.00
   154                       0.00                  0.00                        0.00                          0.00
   155                       0.00                  0.00                        0.00                          0.00
   156                       0.00                  0.00                        0.00                          0.00
   157                       0.00                  0.00                        0.00                          0.00
   158                       0.00                  0.00                        0.00                          0.00
   159                       0.00                  0.00                        0.00                          0.00
   160                       0.00                  0.00                        0.00                          0.00
   161                       0.00                  0.00                        0.00                          0.00
   162                       0.00                  0.00                        0.00                          0.00
   163                       0.00                  0.00                        0.00                          0.00
   164                       0.00                  0.00                        0.00                          0.00
   165                       0.00                  0.00                        0.00                          0.00
   166                       0.00                  0.00                        0.00                          0.00
   167                       0.00                  0.00                        0.00                          0.00
   168                       0.00                  0.00                        0.00                          0.00
   169                       0.00                  0.00                        0.00                          0.00
   170                       0.00                  2.41                        0.00                          2.41
   171                       0.00                  0.00                        0.00                          0.00
   172                       0.00                116.64                        0.00                        116.64
   173                       0.00                  0.00                        0.00                          0.00
   174                       0.00                189.25                        0.00                        189.25
   175                       0.00                  0.00                        0.00                          0.00
   176                       0.00                186.94                        0.00                        186.94
   177                       0.00                156.51                        0.00                        156.51
   178                       0.00                  0.00                        0.00                          0.00
   179                       0.00                 90.83                        0.00                         90.83
   180                       0.00                  0.00                        0.00                          0.00
   181                       0.00                 60.02                        0.00                         60.02
   182                       0.00                 53.99                        0.00                         53.99
   183                       0.00                  0.00                        0.00                          0.00
   184                       0.00                 48.70                        0.00                         48.70
   185                       0.00                  0.00                        0.00                          0.00
   186                       0.00                 34.63                        0.00                         34.63
   187                       0.00                  0.00                        0.00                          0.00
   188                       0.00                 28.12                        0.00                         28.12
   189                       0.00                 22.41                        0.00                         22.41
   190                       0.00                  0.00                        0.00                          0.00
   191                       0.00                 19.99                        0.00                         19.99
   192                       0.00                  0.00                        0.00                          0.00
   193                       0.00                 13.26                        0.00                         13.26
   194                       0.00                  7.68                        0.00                          7.68
   195                       0.00                  0.00                        0.00                          0.00
   196                       0.00                  6.90                        0.00                          6.90
   197                       0.00                  0.00                        0.00                          0.00
   198                       0.00                  1.44                        0.00                          1.44
   199                       0.00                  0.00                        0.00                          0.00
   200                       0.00                  0.00                        0.00                          0.00
   201                       0.00                  0.00                        0.00                          0.00
   202                       0.00                  0.00                        0.00                          0.00
   203                       0.00                  0.00                        0.00                          0.00
   204                       0.00                  0.00                        0.00                          0.00
   205                       0.00                  0.00                        0.00                          0.00
   206                       0.00                  0.00                        0.00                          0.00
   207                       0.00                  0.00                        0.00                          0.00
   208                       0.00                  0.00                        0.00                          0.00
   209                       0.00                  0.00                        0.00                          0.00
   210                       0.00                  0.00                        0.00                          0.00
   211                       0.00                  0.00                        0.00                          0.00
   212                       0.00                  0.00                        0.00                          0.00
   213                       0.00                  0.00                        0.00                          0.00
   214                       0.00                  0.00                        0.00                          0.00
   215                       0.00                  0.00                        0.00                          0.00
   216                       0.00                  0.00                        0.00                          0.00


Period   Capped Optimal Interest   Coupon   Effective Coupon
Total              33,986,778.63

     0                         0        0                  0
     1                655,291.00    2.808              2.808
     2                700,953.35    2.753              2.753
     3                654,505.87    2.895              2.895
     4                751,763.95    3.064              3.064
     5                741,322.61    3.195              3.195
     6                764,278.04    3.272              3.272
     7                737,748.57    3.361              3.361
     8                756,040.32    3.444              3.444
     9                742,219.67    3.506              3.506
    10                702,810.66    3.569              3.569
    11                709,504.26    3.630              3.630
    12                669,007.79    3.683              3.683
    13                682,941.25    3.790              3.790
    14                654,683.12    3.785              3.785
    15                574,748.04    3.835              3.835
    16                618,757.88    3.888              3.888
    17                580,890.34    3.934              3.934
    18                580,437.83    3.969              3.969
    19                542,198.30    3.999              3.999
    20                540,935.88    4.032              4.032
    21                522,875.14    4.072              4.072
    22                488,695.95    4.110              4.110
    23                487,019.95    4.145              4.145
    24                453,777.53    4.175              4.175
    25                450,561.11    4.199              4.199
    26                432,923.04    4.226              4.226
    27                375,437.04    4.253              4.253
    28                398,989.77    4.281              4.281
    29                370,423.38    4.311              4.311
    30                367,134.07    4.343              4.343
    31                340,312.78    4.374              4.374
    32                336,627.57    4.406              4.406
    33                322,089.09    4.441              4.441
    34                297,821.67    4.474              4.474
    35                293,801.14    4.509              4.509
    36                271,344.93    4.548              4.548
    37                267,188.86    4.588              4.588
    38                269,483.62    4.627              4.627
    39                254,010.55    4.662              4.662
    40                273,395.20    4.694              4.694
    41                266,331.73    4.725              4.725
    42                276,979.45    4.756              4.756
    43                269,622.82    4.784              4.784
    44                280,285.89    4.812              4.812
    45                281,638.86    4.836              4.836
    46                266,957.71    4.858              4.858
    47                269,356.62    4.880              4.880
    48                254,685.11    4.904              4.904
    49                257,326.47    4.933              4.933
    50                251,618.78    4.961              4.961
    51                222,122.95    4.986              4.986
    52                240,436.46    5.013              5.013
    53                227,574.13    5.042              5.042
    54                229,836.71    5.066              5.066
    55                217,422.66    5.092              5.092
    56                219,690.25    5.118              5.118
    57                214,763.77    5.143              5.143
    58                203,159.44    5.167              5.167
    59                205,242.33    5.192              5.192
    60                194,433.04    5.224              5.224
    61                196,834.45    5.259              5.259
    62                192,639.95    5.289              5.289
    63                170,171.26    5.315              5.315
    64                184,265.24    5.340              5.340
    65                174,336.28    5.364              5.364
    66                176,020.99    5.383              5.383
    67                166,372.69    5.400              5.400
    68                167,861.05    5.416              5.416
    69                163,825.28    5.428              5.428
    70                154,676.28    5.438              5.438
    71                155,828.66    5.444              5.444
    72                147,226.38    5.457              5.457
    73                148,653.94    5.474              5.474
    74                145,217.54    5.490              5.490
    75                128,110.22    5.504              5.504
    76                138,637.17    5.522              5.522
    77                131,021.16    5.535              5.535
    78                132,299.25    5.550              5.550
    79                125,114.94    5.566              5.566
    80                126,297.13    5.579              5.579
    81                123,417.27    5.594              5.594
    82                116,708.66    5.608              5.608
    83                117,836.79    5.621              5.621
    84                111,488.26    5.637              5.637
    85                119,440.11    5.995              5.995
    86                116,775.42    6.011              6.011
    87                106,772.20    6.026              6.026
    88                111,576.49    6.041              6.041
    89                105,531.29    6.054              6.054
    90                106,605.23    6.068              6.068
    91                100,785.89    6.078              6.078
    92                101,782.03    6.090              6.090
    93                 99,462.53    6.101              6.101
    94                 94,022.62    6.109              6.109
    95                 94,927.26    6.118              6.118
    96                 89,786.13    6.128              6.128
    97                 90,698.05    6.140              6.140
    98                 88,695.48    6.153              6.153
    99                 78,298.08    6.163              6.163
   100                 84,750.83    6.174              6.174
   101                 80,192.15    6.185              6.185
   102                 81,036.20    6.196              6.196
   103                 76,664.86    6.206              6.206
   104                 77,471.19    6.217              6.217
   105                 75,756.21    6.227              6.227
   106                 71,684.34    6.237              6.237
   107                 72,454.73    6.248              6.248
   108                 68,560.92    6.257              6.257
   109                 69,316.42    6.270              6.270
   110                 67,818.52    6.282              6.282
   111                 59,905.92    6.290              6.290
   112                 64,886.97    6.301              6.301
   113                 61,428.14    6.311              6.311
   114                 62,101.23    6.322              6.322
   115                 58,788.50    6.331              6.331
   116                 59,443.96    6.342              6.342
   117                 58,137.64    6.349              6.349
   118                 55,041.37    6.358              6.358
   119                 55,647.87    6.367              6.367
   120                 52,632.75    6.369              6.369
   121                 53,172.52    6.373              6.373
   122                 52,000.49    6.379              6.379
   123                 45,939.75    6.385              6.385
   124                 49,789.11    6.396              6.396
   125                 47,190.18    6.409              6.409
   126                 47,749.80    6.422              6.422
   127                 45,284.15    6.439              6.439
   128                 45,883.20    6.460              6.460
   129                 44,995.92    6.481              6.481
   130                 42,720.56    6.505              6.505
   131                 43,334.64    6.533              6.533
   132                 41,240.17    6.572              6.572
   133                 41,927.04    6.614              6.614
   134                 41,179.36    6.644              6.644
   135                 37,796.66    6.668              6.668
   136                 39,621.28    6.688              6.688
   137                 37,535.49    6.696              6.696
   138                 37,951.84    6.701              6.701
   139                 35,894.40    6.698              6.698
   140                 36,201.12    6.685              6.685
   141                 35,310.17    6.668              6.668
   142                 33,286.39    6.643              6.643
   143                 33,469.08    6.609              6.609
   144                 31,516.05    6.576              6.576
   145                 31,718.67    6.549              6.549
   146                 30,919.85    6.528              6.528
   147                 27,248.79    6.512              6.512
   148                 29,477.97    6.506              6.506
   149                 27,887.09    6.503              6.503
   150                 28,208.77    6.508              6.508
   151                 26,747.04    6.519              6.519
   152                 27,104.58    6.536              6.536
   153                 26,619.06    6.562              6.562
   154                 25,305.85    6.590              6.590
   155                 25,725.33    6.628              6.628
   156                 24,439.50    6.651              6.651
   157                 24,751.81    6.664              6.664
   158                 24,273.41    6.680              6.680
   159                 21,492.86    6.694              6.694
   160                 23,339.82    6.712              6.712
   161                 22,151.39    6.728              6.728
   162                 22,459.11    6.748              6.748
   163                 21,312.80    6.764              6.764
   164                 21,608.80    6.783              6.783
   165                 21,204.62    6.804              6.804
   166                 20,130.39    6.822              6.822
   167                 20,414.99    6.843              6.843
   168                 19,427.86    6.878              6.878
   169                 19,747.73    6.915              6.915
   170                 19,387.38    6.949              6.949
   171                 16,974.01    6.970              6.970
   172                 18,077.68    6.987              6.987
   173                 17,025.60    6.999              6.999
   174                 16,800.74    7.005              7.005
   175                 15,848.81    7.002              7.002
   176                 15,582.45    6.995              6.995
   177                 15,001.57    6.979              6.979
   178                 14,077.84    6.957              6.957
   179                 13,851.08    6.930              6.930
   180                 12,936.14    6.910              6.910
   181                 12,770.16    6.903              6.903
   182                 12,248.43    6.894              6.894
   183                 11,023.03    6.883              6.883
   184                 11,234.09    6.876              6.876
   185                 10,443.72    6.868              6.868
   186                 10,272.77    6.856              6.856
   187                  9,523.03    6.849              6.849
   188                  9,355.34    6.841              6.841
   189                  8,911.84    6.831              6.831
   190                  8,223.14    6.823              6.823
   191                  8,050.81    6.815              6.815
   192                  7,406.15    6.806              6.806
   193                  7,233.62    6.799              6.799
   194                  6,838.80    6.789              6.789
   195                  5,832.71    6.781              6.781
   196                  6,072.46    6.774              6.774
   197                  5,523.85    6.766              6.766
   198                  5,343.40    6.758              6.758
   199                  4,829.56    6.750              6.750
   200                  4,644.64    6.743              6.743
   201                  4,306.21    6.735              6.735
   202                  3,847.50    6.728              6.728
   203                  3,651.84    6.719              6.719
   204                  3,228.95    6.712              6.712
   205                  3,028.51    6.706              6.706
   206                  2,726.56    6.697              6.697
   207                  2,196.41    6.689              6.689
   208                  2,144.68    6.685              6.685
   209                  1,802.46    6.675              6.675
   210                  1,587.99    6.670              6.670
   211                  1,276.69    6.663              6.663
   212                  1,056.28    6.655              6.655
   213                    799.68    6.650              6.650
   214                    530.99    6.643              6.643
   215                    303.35    6.636              6.636
   216                     61.53    6.629              6.629

GSAMP 04-OPT  A1


                                  Fwd Curve
                          ===========================

               Month            1mL          6mL
               1                2.46839      2.67248
               2                2.41286      2.77076
               3                2.55523      2.88464
               4                2.72448      2.98393
               5                2.85535      3.07345
               6                2.93232      3.14328
               7                3.02111      3.21243
               8                3.10404      3.28725
               9                3.16571      3.34401
               10               3.22912      3.39782
               11               3.28989      3.45394
               12               3.34287      3.50395
               13               3.44967      3.55276
               14               3.44518      3.58892
               15               3.49456      3.63093
               16               3.54762      3.67144
               17               3.59355      3.70775
               18               3.62881      3.74395
               19               3.65885      3.78027
               20               3.69183      3.81164
               21               3.73168      3.84454
               22               3.77041      3.87475
               23               3.80486      3.90362
               24               3.83482      3.93215
               25               3.85905      3.96354
               26               3.88590      3.99081
               27               3.91252      4.02215
               28               3.94124      4.05431
               29               3.97089      4.08588
               30               4.00332      4.11960
               31               4.03380      4.15571
               32               4.06590      4.19072
               33               4.10056      4.23021
               34               4.13405      4.26699
               35               4.16907      4.30263
               36               4.20845      4.33935
               37               4.24751      4.37532
               38               4.28691      4.40817
               39               4.32202      4.44282
               40               4.35407      4.46995
               41               4.38522      4.49670
               42               4.41561      4.52308
               43               4.44361      4.54671
               44               4.47238      4.57140
               45               4.49561      4.59665
               46               4.51769      4.61962
               47               4.53965      4.64570
               48               4.56438      4.67462
               49               4.59252      4.69968
               50               4.62063      4.72636
               51               4.64615      4.75438
               52               4.67312      4.78037
               53               4.70164      4.80658
               54               4.72633      4.83364
               55               4.75155      4.86045
               56               4.77813      4.89130
               57               4.80307      4.91995
               58               4.82746      4.94796
               59               4.85247      4.97853
               60               4.88385      5.00879
               61               4.91920      5.03602
               62               4.94894      5.06077
               63               4.97473      5.08305
               64               5.00034      5.10264
               65               5.02352      5.11999
               66               5.04329      5.13283
               67               5.06049      5.14516
               68               5.07569      5.15854
               69               5.08805      5.17085
               70               5.09816      5.18255
               71               5.10408      5.19893
               72               5.11706      5.21271
               73               5.13433      5.22909
               74               5.14987      5.24539
               75               5.16409      5.25958
               76               5.18204      5.27482
               77               5.19463      5.28874
               78               5.21032      5.30265
               79               5.22585      5.31594
               80               5.23910      5.32991
               81               5.25375      5.34461
               82               5.26783      5.35789
               83               5.28112      5.37266
               84               5.29729      5.38711
               85               5.31485      5.40314
               86               5.33140      5.41535
               87               5.34575      5.42888
               88               5.36082      5.44284
               89               5.37406      5.45407
               90               5.38841      5.46617
               91               5.39824      5.47749
               92               5.41004      5.48946
               93               5.42085      5.50278
               94               5.42880      5.51296
               95               5.43781      5.52465
               96               5.44841      5.53677
               97               5.45989      5.54998
               98               5.47319      5.56116
               99               5.48257      5.57248
               100              5.49350      5.58457
               101              5.50460      5.59546
               102              5.51645      5.60752
               103              5.52581      5.61600
               104              5.53689      5.62720
               105              5.54725      5.63863
               106              5.55680      5.64774
               107              5.56822      5.65851
               108              5.57711      5.66868
               109              5.58953      5.68061
               110              5.60152      5.69083
               111              5.61047      5.70227
               112              5.62139      5.71206
               113              5.63148      5.72160
               114              5.64186      5.73198
               115              5.65105      5.73919
               116              5.66200      5.74672
               117              5.66935      5.75255
               118              5.67818      5.75783
               119              5.68738      5.76466
               120              5.68937      5.77274
               121              5.69315      5.78074
               122              5.69853      5.79168
               123              5.70457      5.80657
               124              5.71558      5.82314
               125              5.72949      5.84137
               126              5.74199      5.86269
               127              5.75921      5.88805
               128              5.77995      5.92000
               129              5.80127      5.94990
               130              5.82516      5.98044
               131              5.85266      6.01374
               132              5.89163      6.03978
               133              5.93374      6.06228
               134              5.96442      6.07733
               135              5.98812      6.08402
               136              6.00818      6.08467
               137              6.01636      6.07589
               138              6.02118      6.06238
               139              6.01782      6.04078
               140              6.00532      6.01414
               141              5.98838      5.98850
               142              5.96255      5.96127
               143              5.92948      5.93750
               144              5.89626      5.91920
               145              5.86927      5.90796
               146              5.84792      5.90270
               147              5.83233      5.90359
               148              5.82609      5.91461
               149              5.82269      5.92663
               150              5.82804      5.94946
               151              5.83912      5.97484
               152              5.85601      5.99736
               153              5.88222      6.02232
               154              5.91020      6.04333
               155              5.94777      6.06480
               156              5.97121      6.08163
               157              5.98390      6.09993
               158              6.00034      6.11576
               159              6.01430      6.13383
               160              6.03178      6.15400
               161              6.04833      6.17154
               162              6.06805      6.19158
               163              6.08365      6.21395
               164              6.10329      6.23963
               165              6.12370      6.27001
               166              6.14194      6.29599
               167              6.16321      6.32307
               168              6.19809      6.34958
               169              6.23526      6.37257
               170              6.26879      6.38665
               171              6.29035      6.39430
               172              6.30749      6.39690
               173              6.31913      6.39222
               174              6.32518      6.38117
               175              6.32178      6.36367
               176              6.31462      6.34791
               177              6.29937      6.33072
               178              6.27714      6.31319
               179              6.24996      6.29967
               180              6.23033      6.28801
               181              6.22303      6.27939
               182              6.21411      6.26955
               183              6.20306      6.25988
               184              6.19596      6.25229
               185              6.18767      6.24271
               186              6.17619      6.23225
               187              6.16893      6.22490
               188              6.16116      6.21743
               189              6.15137      6.20715
               190              6.14299      6.19792
               191              6.13507      6.18994
               192              6.12618      6.18139
               193              6.11918      6.17319
               194              6.10877      6.16311
               195              6.10066      6.15614
               196              6.09442      6.14990
               197              6.08631      6.14218
               198              6.07790      6.13338
               199              6.07020      6.12570
               200              6.06297      6.11889
               201              6.05518      6.11075
               202              6.04786      6.10192
               203              6.03883      6.09449
               204              6.03216      6.08710
               205              6.02570      6.08034
               206              6.01730      6.07280
               207              6.00946      6.06543
               208              6.00485      6.06017
               209              5.99531      6.05190
               210              5.99007      6.04641
               211              5.98346      6.03915
               212              5.97517      6.03178
               213              5.96954      6.02632
               214              5.96279      6.01855
               215              5.95572      6.01244
               216              5.94934      6.00584
               217              5.94342      6.00012
               218              5.93698      5.99389
               219              5.92946      5.98735
               220              5.92533      5.98387
               221              5.91777      5.97612
               222              5.91282      5.97182
               223              5.90677      5.96683
               224              5.90042      5.95954
               225              5.89589      5.95451
               226              5.88777      5.94784
               227              5.88415      5.94334
               228              5.87871      5.93703
               229              5.87046      5.93105
               230              5.86724      5.92737
               231              5.86184      5.92230
               232              5.85573      5.91732
               233              5.85121      5.91315
               234              5.84699      5.90969
               235              5.84056      5.90254
               236              5.83665      5.89730
               237              5.83172      5.89032
               238              5.82648      5.88112
               239              5.82289      5.87230
               240              5.81177      5.86072
               241              5.80283      5.85248
               242              5.79248      5.84220
               243              5.78052      5.83246
               244              5.77189      5.82415
               245              5.76220      5.81511
               246              5.75301      5.80690
               247              5.74313      5.79732
               248              5.73498      5.78920
               249              5.72401      5.77948
               250              5.71597      5.77138
               251              5.70816      5.76386
               252              5.69845      5.75570
               253              5.69134      5.74850
               254              5.68327      5.74067
               255              5.67446      5.73372
               256              5.66853      5.72801
               257              5.66143      5.72078
               258              5.65300      5.71355
               259              5.64679      5.70785
               260              5.64090      5.70284
               261              5.63346      5.69554
               262              5.62732      5.68917
               263              5.62173      5.68406
               264              5.61547      5.67862
               265              5.61100      5.67355
               266              5.60378      5.66711
               267              5.59851      5.66334
               268              5.59500      5.66027
               269              5.59016      5.65623
               270              5.58518      5.65127
               271              5.58092      5.64740
               272              5.57722      5.64448
               273              5.57324      5.64051
               274              5.56986      5.63635
               275              5.56509      5.63307
               276              5.56236      5.63029
               277              5.56011      5.62800
               278              5.55636      5.62496
               279              5.55339      5.62268
               280              5.55225      5.62228
               281              5.54876      5.61865
               282              5.54765      5.61784
               283              5.54583      5.61672
               284              5.54383      5.61456
               285              5.54372      5.61389
               286              5.54044      5.61080
               287              5.54082      5.61143
               288              5.54051      5.61049
               289              5.53873      5.61061
               290              5.53929      5.61009
               291              5.53794      5.61020
               292              5.53933      5.61224
               293              5.53924      5.61187
               294              5.54108      5.61300
               295              5.53971      5.61226
               296              5.54193      5.61218
               297              5.54358      5.61087
               298              5.54371      5.60618
               299              5.54608      5.60222
               300              5.54318      5.59656
               301              5.53721      5.59125
               302              5.53292      5.58559
               303              5.52556      5.57924
               304              5.52123      5.57563
               305              5.51686      5.57130
               306              5.51282      5.56767
               307              5.50691      5.56144
               308              5.50332      5.55793
               309              5.49890      5.55395
               310              5.49428      5.54869
               311              5.49136      5.54480
               312              5.48537      5.53961
               313              5.48300      5.53737
               314              5.47971      5.53348
               315              5.47465      5.53038
               316              5.47235      5.52786
               317              5.46924      5.52492
               318              5.46665      5.52289
               319              5.46338      5.51942
               320              5.46183      5.51733
               321              5.45759      5.51403
               322              5.45568      5.51195
               323              5.45421      5.51035
               324              5.45088      5.50800
               325              5.44978      5.50678
               326              5.44795      5.50482
               327              5.44550      5.50341
               328              5.44485      5.50305
               329              5.44347      5.50238
               330              5.44186      5.50066
               331              5.44082      5.49994
               332              5.44033      5.50019
               333              5.43957      5.49936
               334              5.43936      5.49786
               335              5.43768      5.49818
               336              5.43780      5.49783
               337              5.43847      5.49847
               338              5.43765      5.49888
               339              5.43697      5.49900
               340              5.43932      5.50094
               341              5.43772      5.50102
               342              5.43952      5.50284
               343              5.44070      5.50361
               344              5.44037      5.50458
               345              5.44222      5.50691
               346              5.44344      5.50727
               347              5.44437      5.50959
               348              5.44584      5.51109
               349              5.44790      5.51367
               350              5.44973      5.51602
               351              5.45037      5.51808
               352              5.45408      5.52282
               353              5.45508      5.52389
               354              5.45826      5.52763
               355              5.46084      5.53084
               356              5.46312      5.53226
               357              5.46730      5.53448
               358              5.46822      5.53376
               359              5.47245      5.53579
               360              5.47399      5.53566
               361              5.47284      5.53621


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-OPT - Price/Yield - B3   To Maturity

Balance                  $6,300,000.00   Delay           24
Coupon                   6               Dated           12/1/2004
Settle                   12/28/2004      First Payment   1/25/2005

Price                              5 CPR          10 CPR           15 CPR          20 CPR           25 CPR          30 CPR
                                   Yield           Yield            Yield           Yield            Yield           Yield
95.000                            6.5216          6.6576           6.8244          7.0093           7.1928          7.3520
95.125                            6.5091          6.6414           6.8036          6.9833           7.1617          7.3164
95.250                            6.4966          6.6252           6.7828          6.9574           7.1306          7.2810
95.375                            6.4841          6.6090           6.7620          6.9315           7.0996          7.2456
95.500                            6.4717          6.5929           6.7413          6.9056           7.0687          7.2102
95.625                            6.4593          6.5768           6.7206          6.8799           7.0378          7.1749
95.750                            6.4470          6.5607           6.7000          6.8541           7.0070          7.1397
95.875                            6.4346          6.5447           6.6793          6.8284           6.9762          7.1045
96.000                            6.4223          6.5287           6.6588          6.8028           6.9455          7.0694
96.125                            6.4100          6.5127           6.6382          6.7772           6.9148          7.0344
96.250                            6.3977          6.4967           6.6177          6.7516           6.8842          6.9994
96.375                            6.3854          6.4808           6.5973          6.7261           6.8537          6.9644
96.500                            6.3732          6.4649           6.5768          6.7006           6.8231          6.9296
96.625                            6.3610          6.4490           6.5565          6.6752           6.7927          6.8948
96.750                            6.3488          6.4332           6.5361          6.6498           6.7623          6.8600
96.875                            6.3366          6.4174           6.5158          6.6245           6.7320          6.8253
97.000                            6.3245          6.4016           6.4955          6.5992           6.7017          6.7907

WAL                                18.67           12.36             8.68            6.53             5.22            4.43
Mod Durn                           10.52            8.10             6.30            5.06             4.22            3.69
Principal Window           Jul15 - Dec30   Dec10 - Dec24    Jan09 - Aug19   Jan08 - Feb16    Jan08 - Oct13   Jan08 - Feb12

LIBOR_1MO                           2.14            2.14             2.14            2.14             2.14            2.14
LIBOR_6MO                           2.54            2.54             2.54            2.54             2.54            2.54
Optional Redemption              Call (N)        Call (N)         Call (N)        Call (N)         Call (N)        Call (N)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-OPT - Price/Yield - B3   To Call

Balance                     $6,300,000.00      Delay             24
Coupon                      6                  Dated             12/1/2004
Settle                      12/28/2004         First Payment     1/25/2005

Price                            5 CPR            10 CPR             15 CPR             20 CPR             25 CPR          30 CPR
                                 Yield             Yield              Yield              Yield              Yield           Yield
95.000                          6.5214            6.6582             6.8272             7.0154             7.2018          7.3635
95.125                          6.5088            6.6418             6.8061             6.9891             7.1703          7.3274
95.250                          6.4963            6.6255             6.7851             6.9628             7.1388          7.2914
95.375                          6.4839            6.6092             6.7641             6.9365             7.1073          7.2555
95.500                          6.4714            6.5929             6.7431             6.9103             7.0759          7.2196
95.625                          6.4590            6.5767             6.7222             6.8842             7.0446          7.1838
95.750                          6.4466            6.5605             6.7013             6.8580             7.0133          7.1480
95.875                          6.4342            6.5443             6.6804             6.8320             6.9820          7.1123
96.000                          6.4218            6.5282             6.6596             6.8059             6.9509          7.0767
96.125                          6.4095            6.5121             6.6388             6.7800             6.9197          7.0411
96.250                          6.3972            6.4960             6.6181             6.7540             6.8887          7.0056
96.375                          6.3849            6.4799             6.5974             6.7281             6.8577          6.9701
96.500                          6.3726            6.4639             6.5767             6.7023             6.8267          6.9347
96.625                          6.3604            6.4479             6.5561             6.6765             6.7958          6.8994
96.750                          6.3481            6.4319             6.5355             6.6507             6.7649          6.8641
96.875                          6.3359            6.4160             6.5149             6.6250             6.7341          6.8289
97.000                          6.3237            6.4001             6.4944             6.5994             6.7034          6.7938

WAL                              18.53             12.15               8.50               6.38               5.11            4.34
Mod Durn                         10.49              8.03               6.23               4.98               4.16            3.64
Principal Window         Jul15 - Aug29     Dec10 - Dec22      Jan09 - Nov17      Jan08 - Sep14      Jan08 - Sep12   Jan08 - Apr11

LIBOR_1MO                         2.14              2.14               2.14               2.14               2.14            2.14
LIBOR_6MO                         2.54              2.54               2.54               2.54               2.54            2.54
Optional Redemption            Call (Y)          Call (Y)           Call (Y)           Call (Y)           Call (Y)        Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-OPT


    Assumptions:

    100% of Prepayment curves shown (Prepayments in addition to Defaults) Forward Libor no losses

                             Loan aged!

      Fwd Libor              Prepay (CPR)               Pool WAC Cap      Pool WAC Cap
      1 mth     6 mth        ARM        Fix           30360 daycount   act360 daycount
  1   2.46839    2.67248       4.0000    2.0000               7.0722            6.8440
  2   2.41286    2.77076       5.9091    2.7647               7.0721            6.8440
  3   2.55523    2.88464       7.8182    3.5294               7.0720            7.5772
  4   2.72448    2.98393       9.7273    4.2941               7.0725            6.8443
  5   2.85535    3.07345      11.6364    5.0588               7.0730            7.0730
  6   2.93232    3.14328      13.5455    5.8235               7.0728            6.8447
  7   3.02111    3.21243      15.4545    6.5882               7.0726            7.0726
  8   3.10404    3.28725      17.3636    7.3529               7.0724            6.8443
  9   3.16571    3.34401      19.2727    8.1176               7.0722            6.8441
 10   3.22912    3.39782      21.1818    8.8824               7.0724            7.0724
 11   3.28989    3.45394      23.0909    9.6471               6.9727            6.7478
 12   3.34287    3.50395      25.0000   10.4118               6.9724            6.9724
 13   3.44967    3.55276      25.0000   11.1765               6.9721            6.7472
 14   3.44518    3.58892      25.4545   11.9412               6.9718            6.7469
 15   3.49456    3.63093      25.9091   12.7059               6.9714            7.4694
 16   3.54762    3.67144      26.3636   13.4706               6.9717            6.7468
 17   3.59355    3.70775      26.8182   14.2353               6.9720            6.9720
 18   3.62881    3.74395      27.2727   15.0000               6.9717            6.7468
 19   3.65885    3.78027      27.7273   15.0000               6.9713            6.9713
 20   3.69183    3.81164      28.1818   15.0000               6.9710            6.7461
 21   3.73168    3.84454      28.6364   15.0000               7.1114            6.8820
 22   3.77041    3.87475      29.0909   15.0000               8.8804            8.8804
 23   3.80486    3.90362      29.5455   15.0000               8.8813            8.5948
 24   3.83482    3.93215      30.0000   15.0000               8.8413            8.8413
 25   3.85905    3.96354      60.0000   15.0000               8.8005            8.5166
 26   3.88590    3.99081      60.0000   15.0000               8.7589            8.4764
 27   3.91252    4.02215      60.0000   15.0000               8.7570            9.3825
 28   3.94124    4.05431      60.0000   15.0000               9.2331            8.9352
 29   3.97089    4.08588      60.0000   15.0000               9.2063            9.2063
 30   4.00332    4.11960      60.0000   15.0000               9.1658            8.8701
 31   4.03380    4.15571      50.0000   15.0000               8.8749            8.8749
 32   4.06590    4.19072      50.0000   15.0000               8.8338            8.5488
 33   4.10056    4.23021      50.0000   15.0000               8.8294            8.5446
 34   4.13405    4.26699      50.0000   15.0000               9.3078            9.3078
 35   4.16907    4.30263      50.0000   15.0000               9.3295            9.0285
 36   4.20845    4.33935      50.0000   15.0000               9.2944            9.2944
 37   4.24751    4.37532      40.0000   15.0000               9.2592            8.9605
 38   4.28691    4.40817      40.0000   15.0000               9.2240            8.9264
 39   4.32202    4.44282      40.0000   15.0000               9.2220            9.5400
 40   4.35407    4.46995      40.0000   15.0000               9.6250            9.3145
 41   4.38522    4.49670      40.0000   15.0000               9.6162            9.6162
 42   4.41561    4.52308      40.0000   15.0000               9.5841            9.2749
 43   4.44361    4.54671      35.0000   15.0000               9.5519            9.5519
 44   4.47238    4.57140      35.0000   15.0000               9.5198            9.2128
 45   4.49561    4.59665      35.0000   15.0000               9.4878            9.1818
 46   4.51769    4.61962      35.0000   15.0000               9.4726            9.4726
 47   4.53965    4.64570      35.0000   15.0000               9.4621            9.1568
 48   4.56438    4.67462      35.0000   15.0000               9.4390            9.4390
 49   4.59252    4.69968      30.0000   15.0000               9.4161            9.1123
 50   4.62063    4.72636      30.0000   15.0000               9.3931            9.0901
 51   4.64615    4.75438      30.0000   15.0000               9.3703           10.0396
 52   4.67312    4.78037      30.0000   15.0000               9.3614            9.0594
 53   4.70164    4.80658      30.0000   15.0000               9.3503            9.3503
 54   4.72633    4.83364      30.0000   15.0000               9.3273            9.0264
 55   4.75155    4.86045      30.0000   15.0000               9.3044            9.3044
 56   4.77813    4.89130      30.0000   15.0000               9.2815            8.9821
 57   4.80307    4.91995      30.0000   15.0000               9.2586            8.9600
 58   4.82746    4.94796      30.0000   15.0000               9.2358            9.2358
 59   4.85247    4.97853      30.0000   15.0000               9.2131            8.9159
 60   4.88385    5.00879      30.0000   15.0000               9.1904            9.1904
 61   4.91920    5.03602      30.0000   15.0000               9.1678            8.8721
 62   4.94894    5.06077      30.0000   15.0000               9.1453            8.8503
 63   4.97473    5.08305      30.0000   15.0000               9.1228            9.7745
 64   5.00034    5.10264      30.0000   15.0000               9.1004            8.8069
 65   5.02352    5.11999      30.0000   15.0000               9.0781            9.0781
 66   5.04329    5.13283      30.0000   15.0000               9.0559            8.7638
 67   5.06049    5.14516      30.0000   15.0000               9.0337            9.0337
 68   5.07569    5.15854      30.0000   15.0000               9.0116            8.7209
 69   5.08805    5.17085      30.0000   15.0000               8.9896            8.6996
 70   5.09816    5.18255      30.0000   15.0000               8.9677            8.9677
 71   5.10408    5.19893      30.0000   15.0000               8.9459            8.6573
 72   5.11706    5.21271      30.0000   15.0000               8.9241            8.9241
 73   5.13433    5.22909      30.0000   15.0000               8.9025            8.6153
 74   5.14987    5.24539      30.0000   15.0000               8.8809            8.5944
 75   5.16409    5.25958      30.0000   15.0000               8.8595            9.4923
 76   5.18204    5.27482      30.0000   15.0000               8.8381            8.5530
 77   5.19463    5.28874      30.0000   15.0000               8.8168            8.8168
 78   5.21032    5.30265      30.0000   15.0000               8.7956            8.5119
 79   5.22585    5.31594      30.0000   15.0000               8.7746            8.7746
 80   5.23910    5.32991      30.0000   15.0000               8.7536            8.4712
 81   5.25375    5.34461      30.0000   15.0000               8.7328            8.4511
 82   5.26783    5.35789      30.0000   15.0000               8.7120            8.7120
 83   5.28112    5.37266      30.0000   15.0000               8.6914            8.4110
 84   5.29729    5.38711      30.0000   15.0000               8.6708            8.6708
 85   5.31485    5.40314      30.0000   15.0000               8.6504            8.3714
 86   5.33140    5.41535      30.0000   15.0000               8.6301            8.3517
 87   5.34575    5.42888      30.0000   15.0000               8.6099            8.9068
 88   5.36082    5.44284      30.0000   15.0000               8.5898            8.3127
 89   5.37406    5.45407      30.0000   15.0000               8.5699            8.5699
 90   5.38841    5.46617      30.0000   15.0000               8.5500            8.2742
 91   5.39824    5.47749      30.0000   15.0000               8.5303            8.5303
 92   5.41004    5.48946      30.0000   15.0000               8.5107            8.2362
 93   5.42085    5.50278      30.0000   15.0000               8.4912            8.2173
 94   5.42880    5.51296      30.0000   15.0000               8.4719            8.4719
 95   5.43781    5.52465      30.0000   15.0000               8.4527            8.1800
 96   5.44841    5.53677      30.0000   15.0000               8.4336            8.4336
 97   5.45989    5.54998      30.0000   15.0000               8.4146            8.1431
 98   5.47319    5.56116      30.0000   15.0000               8.3957            8.1249
 99   5.48257    5.57248      30.0000   15.0000               8.3770            8.9754
100   5.49350    5.58457      30.0000   15.0000               8.3584            8.0888
101   5.50460    5.59546      30.0000   15.0000               8.3400            8.3400
102   5.51645    5.60752      30.0000   15.0000               8.3216            8.0532
103   5.52581    5.61600      30.0000   15.0000               8.3034            8.3034
104   5.53689    5.62720      30.0000   15.0000               8.2854            8.0181
105   5.54725    5.63863      30.0000   15.0000               8.2674            8.0007
106   5.55680    5.64774      30.0000   15.0000               8.2496            8.2496
107   5.56822    5.65851      30.0000   15.0000               8.2320            7.9664
108   5.57711    5.66868      30.0000   15.0000               8.2144            8.2144
109   5.58953    5.68061      30.0000   15.0000               8.1970            7.9326
110   5.60152    5.69083      30.0000   15.0000               8.1798            7.9159
111   5.61047    5.70227      30.0000   15.0000               8.1626            8.7457
112   5.62139    5.71206      30.0000   15.0000               8.1456            7.8829
113   5.63148    5.72160      30.0000   15.0000               8.1288            8.1288
114   5.64186    5.73198      30.0000   15.0000               8.1121            7.8504
115   5.65105    5.73919      30.0000   15.0000               8.0955            8.0955
116   5.66200    5.74672      30.0000   15.0000               8.0791            7.8184
117   5.66935    5.75255      30.0000   15.0000               8.0628            7.8027
118   5.67818    5.75783      30.0000   15.0000               8.0466            8.0466
119   5.68738    5.76466      30.0000   15.0000               8.0306            7.7715
120   5.68937    5.77274      30.0000   15.0000               8.0147            8.0147
121   5.69315    5.78074      30.0000   15.0000               7.9989            7.7409
122   5.69853    5.79168      30.0000   15.0000               7.9833            7.7258
123   5.70457    5.80657      30.0000   15.0000               7.9678            8.5369
124   5.71558    5.82314      30.0000   15.0000               7.9525            7.6959
125   5.72949    5.84137      30.0000   15.0000               7.9373            7.9373
126   5.74199    5.86269      30.0000   15.0000               7.9222            7.6667
127   5.75921    5.88805      30.0000   15.0000               7.9073            7.9073
128   5.77995    5.92000      30.0000   15.0000               7.8925            7.6379
129   5.80127    5.94990      30.0000   15.0000               7.8778            7.6237
130   5.82516    5.98044      30.0000   15.0000               7.8633            7.8633
131   5.85266    6.01374      30.0000   15.0000               7.8489            7.5957
132   5.89163    6.03978      30.0000   15.0000               7.8347            7.8347
133   5.93374    6.06228      30.0000   15.0000               7.8206            7.5683
134   5.96442    6.07733      30.0000   15.0000               7.8066            7.5548
135   5.98812    6.08402      30.0000   15.0000               7.7928            8.0615
136   6.00818    6.08467      30.0000   15.0000               7.7791            7.5281
137   6.01636    6.07589      30.0000   15.0000               7.7655            7.7655
138   6.02118    6.06238      30.0000   15.0000               7.7521            7.5020
139   6.01782    6.04078      30.0000   15.0000               7.7388            7.7388
140   6.00532    6.01414      30.0000   15.0000               7.7256            7.4764
141   5.98838    5.98850      30.0000   15.0000               7.7126            7.4638
142   5.96255    5.96127      30.0000   15.0000               7.6997            7.6997
143   5.92948    5.93750      30.0000   15.0000               7.6869            7.4389
144   5.89626    5.91920      30.0000   15.0000               7.6742            7.6742
145   5.86927    5.90796      30.0000   15.0000               7.6617            7.4146
146   5.84792    5.90270      30.0000   15.0000               7.6494            7.4026
147   5.83233    5.90359      30.0000   15.0000               7.6371            8.1826
148   5.82609    5.91461      30.0000   15.0000               7.6250            7.3790
149   5.82269    5.92663      30.0000   15.0000               7.6130            7.6130
150   5.82804    5.94946      30.0000   15.0000               7.6011            7.3559
151   5.83912    5.97484      30.0000   15.0000               7.5894            7.5894
152   5.85601    5.99736      30.0000   15.0000               7.5777            7.3333
153   5.88222    6.02232      30.0000   15.0000               7.5662            7.3222
154   5.91020    6.04333      30.0000   15.0000               7.5549            7.5549
155   5.94777    6.06480      30.0000   15.0000               7.5436            7.3003
156   5.97121    6.08163      30.0000   15.0000               7.5325            7.5325
157   5.98390    6.09993      30.0000   15.0000               7.5215            7.2789
158   6.00034    6.11576      30.0000   15.0000               7.5106            7.2683
159   6.01430    6.13383      30.0000   15.0000               7.4999            8.0356
160   6.03178    6.15400      30.0000   15.0000               7.4892            7.2476
161   6.04833    6.17154      30.0000   15.0000               7.4787            7.4787
162   6.06805    6.19158      30.0000   15.0000               7.4683            7.2274
163   6.08365    6.21395      30.0000   15.0000               7.4580            7.4580
164   6.10329    6.23963      30.0000   15.0000               7.4478            7.2076
165   6.12370    6.27001      30.0000   15.0000               7.4378            7.1978
166   6.14194    6.29599      30.0000   15.0000               7.4278            7.4278
167   6.16321    6.32307      30.0000   15.0000               7.4180            7.1787
168   6.19809    6.34958      30.0000   15.0000               7.4083            7.4083
169   6.23526    6.37257      30.0000   15.0000               7.3987            7.1600
170   6.26879    6.38665      30.0000   15.0000               7.3892            7.1508
171   6.29035    6.39430      30.0000   15.0000               7.3798            7.9069
172   6.30749    6.39690      30.0000   15.0000               7.3705            7.1328
173   6.31913    6.39222      30.0000   15.0000               7.3614            7.3614
174   6.32518    6.38117      30.0000   15.0000               7.3523            7.1151
175   6.32178    6.36367      30.0000   15.0000               7.3433            7.3433
176   6.31462    6.34791      30.0000   15.0000               7.3345            7.0979
177   6.29937    6.33072      30.0000   15.0000               7.3295            7.0930
178   6.27714    6.31319      30.0000   15.0000               7.3208            7.3208
179   6.24996    6.29967      30.0000   15.0000               7.3123            7.0764
180   6.23033    6.28801      30.0000   15.0000               7.3039            7.3039
181   6.22303    6.27939      30.0000   15.0000               7.2956            7.0602
182   6.21411    6.26955      30.0000   15.0000               7.2874            7.0523
183   6.20306    6.25988      30.0000   15.0000               7.2805            7.5316
184   6.19596    6.25229      30.0000   15.0000               7.2725            7.0379
185   6.18767    6.24271      30.0000   15.0000               7.2646            7.2646
186   6.17619    6.23225      30.0000   15.0000               7.2568            7.0227
187   6.16893    6.22490      30.0000   15.0000               7.2490            7.2490
188   6.16116    6.21743      30.0000   15.0000               7.2414            7.0078
189   6.15137    6.20715      30.0000   15.0000               7.2351            7.0018
190   6.14299    6.19792      30.0000   15.0000               7.2277            7.2277
191   6.13507    6.18994      30.0000   15.0000               7.2204            6.9874
192   6.12618    6.18139      30.0000   15.0000               7.2131            7.2131
193   6.11918    6.17319      30.0000   15.0000               7.2059            6.9735
194   6.10877    6.16311      30.0000   15.0000               7.1989            6.9666
195   6.10066    6.15614      30.0000   15.0000               7.1929            7.7067
196   6.09442    6.14990      30.0000   15.0000               7.1860            6.9542
197   6.08631    6.14218      30.0000   15.0000               7.1792            7.1792
198   6.07790    6.13338      30.0000   15.0000               7.1725            6.9411
199   6.07020    6.12570      30.0000   15.0000               7.1658            7.1658
200   6.06297    6.11889      30.0000   15.0000               7.1593            6.9283
201   6.05518    6.11075      30.0000   15.0000               7.1528            6.9221
202   6.04786    6.10192      30.0000   15.0000               7.1464            7.1464
203   6.03883    6.09449      30.0000   15.0000               7.1401            6.9098
204   6.03216    6.08710      30.0000   15.0000               7.1339            7.1339
205   6.02570    6.08034      30.0000   15.0000               7.1277            6.8978
206   6.01730    6.07280      30.0000   15.0000               7.1216            6.8919
207   6.00946    6.06543      30.0000   15.0000               7.1156            7.6239
208   6.00485    6.06017      30.0000   15.0000               7.1097            6.8804
209   5.99531    6.05190      30.0000   15.0000               7.1039            7.1039
210   5.99007    6.04641      30.0000   15.0000               7.0981            6.8691
211   5.98346    6.03915      30.0000   15.0000               7.0924            7.0924
212   5.97517    6.03178      30.0000   15.0000               7.0868            6.8582
213   5.96954    6.02632      30.0000   15.0000               7.0813            6.8528
214   5.96279    6.01855      30.0000   15.0000               7.0758            7.0758
215   5.95572    6.01244      30.0000   15.0000               7.0704            6.8423
216   5.94934    6.00584      30.0000   15.0000               7.0650            7.0650
217   5.94342    6.00012      30.0000   15.0000               7.0598            6.8320
218   5.93698    5.99389      30.0000   15.0000               7.0546            6.8270
219   5.92946    5.98735      30.0000   15.0000               7.0494            7.5530
220   5.92533    5.98387      30.0000   15.0000               7.0444            6.8171
221   5.91777    5.97612      30.0000   15.0000               7.0394            7.0394
222   5.91282    5.97182      30.0000   15.0000               7.0344            6.8075
223   5.90677    5.96683      30.0000   15.0000               7.0295            7.0295
224   5.90042    5.95954      30.0000   15.0000               7.0247            6.7981
225   5.89589    5.95451      30.0000   15.0000               7.0200            6.7935
226   5.88777    5.94784      30.0000   15.0000               7.0153            7.0153
227   5.88415    5.94334      30.0000   15.0000               7.0107            6.7845
228   5.87871    5.93703      30.0000   15.0000               7.0061            7.0061
229   5.87046    5.93105      30.0000   15.0000               7.0016            6.7757
230   5.86724    5.92737      30.0000   15.0000               6.9972            6.7714
231   5.86184    5.92230      30.0000   15.0000               6.9928            7.2339
232   5.85573    5.91732      30.0000   15.0000               6.9884            6.7630
233   5.85121    5.91315      30.0000   15.0000               6.9841            6.9841
234   5.84699    5.90969      30.0000   15.0000               6.9799            6.7548
235   5.84056    5.90254      30.0000   15.0000               6.9758            6.9758
236   5.83665    5.89730      30.0000   15.0000               6.9716            6.7467
237   5.83172    5.89032      30.0000   15.0000               6.9676            6.7428
238   5.82648    5.88112      30.0000   15.0000               6.9636            6.9636
239   5.82289    5.87230      30.0000   15.0000               6.9596            6.7351
240   5.81177    5.86072      30.0000   15.0000               6.9557            6.9557
241   5.80283    5.85248      30.0000   15.0000               6.9518            6.7276
242   5.79248    5.84220      30.0000   15.0000               6.9480            6.7239
243   5.78052    5.83246      30.0000   15.0000               6.9443            7.4403
244   5.77189    5.82415      30.0000   15.0000               6.9406            6.7167
245   5.76220    5.81511      30.0000   15.0000               6.9369            6.9369
246   5.75301    5.80690      30.0000   15.0000               6.9333            6.7096
247   5.74313    5.79732      30.0000   15.0000               6.9297            6.9297
248   5.73498    5.78920      30.0000   15.0000               6.9262            6.7027
249   5.72401    5.77948      30.0000   15.0000               6.9227            6.6994
250   5.71597    5.77138      30.0000   15.0000               6.9192            6.9192
251   5.70816    5.76386      30.0000   15.0000               6.9158            6.6927
252   5.69845    5.75570      30.0000   15.0000               6.9125            6.9125
253   5.69134    5.74850      30.0000   15.0000               6.9092            6.6863
254   5.68327    5.74067      30.0000   15.0000               6.9059            6.6831
255   5.67446    5.73372      30.0000   15.0000               6.9027            7.3957
256   5.66853    5.72801      30.0000   15.0000               6.8995            6.6769
257   5.66143    5.72078      30.0000   15.0000               6.8963            6.8963
258   5.65300    5.71355      30.0000   15.0000               6.8932            6.6708
259   5.64679    5.70785      30.0000   15.0000               6.8901            6.8901
260   5.64090    5.70284      30.0000   15.0000               6.8870            6.6649
261   5.63346    5.69554      30.0000   15.0000               6.8840            6.6620
262   5.62732    5.68917      30.0000   15.0000               6.8811            6.8811
263   5.62173    5.68406      30.0000   15.0000               6.8781            6.6562
264   5.61547    5.67862      30.0000   15.0000               6.8752            6.8752
265   5.61100    5.67355      30.0000   15.0000               6.8723            6.6506
266   5.60378    5.66711      30.0000   15.0000               6.8695            6.6479
267   5.59851    5.66334      30.0000   15.0000               6.8667            7.3571
268   5.59500    5.66027      30.0000   15.0000               6.8639            6.6425
269   5.59016    5.65623      30.0000   15.0000               6.8611            6.8611
270   5.58518    5.65127      30.0000   15.0000               6.8584            6.6372
271   5.58092    5.64740      30.0000   15.0000               6.8557            6.8557
272   5.57722    5.64448      30.0000   15.0000               6.8530            6.6320
273   5.57324    5.64051      30.0000   15.0000               6.8504            6.6294
274   5.56986    5.63635      30.0000   15.0000               6.8478            6.8478
275   5.56509    5.63307      30.0000   15.0000               6.8452            6.6244
276   5.56236    5.63029      30.0000   15.0000               6.8426            6.8426
277   5.56011    5.62800      30.0000   15.0000               6.8400            6.6194
278   5.55636    5.62496      30.0000   15.0000               6.8375            6.6170
279   5.55339    5.62268      30.0000   15.0000               6.8350            7.0707
280   5.55225    5.62228      30.0000   15.0000               6.8325            6.6121
281   5.54876    5.61865      30.0000   15.0000               6.8301            6.8301
282   5.54765    5.61784      30.0000   15.0000               6.8276            6.6074
283   5.54583    5.61672      30.0000   15.0000               6.8252            6.8252
284   5.54383    5.61456      30.0000   15.0000               6.8228            6.6027
285   5.54372    5.61389      30.0000   15.0000               6.8204            6.6004
286   5.54044    5.61080      30.0000   15.0000               6.8180            6.8180
287   5.54082    5.61143      30.0000   15.0000               6.8156            6.5957
288   5.54051    5.61049      30.0000   15.0000               6.8132            6.8132
289   5.53873    5.61061      30.0000   15.0000               6.8109            6.5912
290   5.53929    5.61009      30.0000   15.0000               6.8085            6.5889
291   5.53794    5.61020      30.0000   15.0000               6.8062            7.2924
292   5.53933    5.61224      30.0000   15.0000               6.8039            6.5844
293   5.53924    5.61187      30.0000   15.0000               6.8016            6.8016
294   5.54108    5.61300      30.0000   15.0000               6.7992            6.5799
295   5.53971    5.61226      30.0000   15.0000               6.7969            6.7969
296   5.54193    5.61218      30.0000   15.0000               6.7946            6.5754
297   5.54358    5.61087      30.0000   15.0000               6.7922            6.5731
298   5.54371    5.60618      30.0000   15.0000               6.7899            6.7899
299   5.54608    5.60222      30.0000   15.0000               6.7876            6.5686
300   5.54318    5.59656      30.0000   15.0000               6.7853            6.7853
301   5.53721    5.59125      30.0000   15.0000               6.7829            6.5641
302   5.53292    5.58559      30.0000   15.0000               6.7806            6.5618
303   5.52556    5.57924      30.0000   15.0000               6.7782            7.2623
304   5.52123    5.57563      30.0000   15.0000               6.7758            6.5572
305   5.51686    5.57130      30.0000   15.0000               6.7734            6.7734
306   5.51282    5.56767      30.0000   15.0000               6.7709            6.5525
307   5.50691    5.56144      30.0000   15.0000               6.7684            6.7684
308   5.50332    5.55793      30.0000   15.0000               6.7659            6.5477
309   5.49890    5.55395      30.0000   15.0000               6.7634            6.5452
310   5.49428    5.54869      30.0000   15.0000               6.7607            6.7607
311   5.49136    5.54480      30.0000   15.0000               6.7581            6.5401
312   5.48537    5.53961      30.0000   15.0000               6.7559            6.7559
313   5.48300    5.53737      30.0000   15.0000               6.7536            6.5357
314   5.47971    5.53348      30.0000   15.0000               6.7512            6.5334
315   5.47465    5.53038      30.0000   15.0000               6.7488            7.2309
316   5.47235    5.52786      30.0000   15.0000               6.7464            6.5288
317   5.46924    5.52492      30.0000   15.0000               6.7440            6.7440
318   5.46665    5.52289      30.0000   15.0000               6.7415            6.5241
319   5.46338    5.51942      30.0000   15.0000               6.7390            6.7390
320   5.46183    5.51733      30.0000   15.0000               6.7363            6.5190
321   5.45759    5.51403      30.0000   15.0000               6.7335            6.5163
322   5.45568    5.51195      30.0000   15.0000               6.7307            6.7307
323   5.45421    5.51035      30.0000   15.0000               6.7282            6.5111
324   5.45088    5.50800      30.0000   15.0000               6.7256            6.7256
325   5.44978    5.50678      30.0000   15.0000               6.7229            6.5060
326   5.44795    5.50482      30.0000   15.0000               6.7200            6.5033
327   5.44550    5.50341      30.0000   15.0000               6.7170            6.9487
328   5.44485    5.50305      30.0000   15.0000               6.7138            6.4972
329   5.44347    5.50238      30.0000   15.0000               6.7104            6.7104
330   5.44186    5.50066      30.0000   15.0000               6.7067            6.4903
331   5.44082    5.49994      30.0000   15.0000               6.7032            6.7032
332   5.44033    5.50019      30.0000   15.0000               6.6993            6.4832
333   5.43957    5.49936      30.0000   15.0000               6.6951            6.4791
334   5.43936    5.49786      30.0000   15.0000               6.6949            6.6949
335   5.43768    5.49818      30.0000   15.0000               6.6964            6.4804
336   5.43780    5.49783      30.0000   15.0000               6.6982            6.6982
337   5.43847    5.49847      30.0000   15.0000               6.7007            6.4845
338   5.43765    5.49888      30.0000   15.0000               6.7039            6.4876
339   5.43697    5.49900      30.0000   15.0000               6.7080            7.1872
340   5.43932    5.50094      30.0000   15.0000               6.7136            6.4971
341   5.43772    5.50102      30.0000   15.0000               6.7213            6.7213
342   5.43952    5.50284      30.0000   15.0000               6.7321            6.5150
343   5.44070    5.50361      30.0000   15.0000               6.7515            6.7515
344   5.44037    5.50458      30.0000   15.0000               6.7997            6.5804
345   5.44222    5.50691      30.0000   15.0000               6.8761            6.6543
346   5.44344    5.50727      30.0000   15.0000               7.0119            7.0119
347   5.44437    5.50959      30.0000   15.0000               7.3262            7.0899
348   5.44584    5.51109      30.0000   15.0000               7.7750            7.7750
349   5.44790    5.51367      30.0000   15.0000               7.7627            7.5123
350   5.44973    5.51602      30.0000   15.0000               7.7497            7.4997
351   5.45037    5.51808      30.0000   15.0000               7.7357            8.2882
352   5.45408    5.52282      30.0000   15.0000               7.7200            7.4710
353   5.45508    5.52389      30.0000   15.0000               7.7017            7.7017
354   5.45826    5.52763      30.0000   15.0000               7.6787            7.4310
355   5.46084    5.53084      30.0000   15.0000               7.6464            7.6464
356   5.46312    5.53226      30.0000   15.0000               7.5906            7.3458
357   5.46730    5.53448      30.0000   15.0000               7.4566            7.2160
358   5.46822    5.53376      30.0000   15.0000               7.4358            7.4358
359   5.47245    5.53579      30.0000   15.0000
360   5.47399    5.53566      30.0000   15.0000
361   5.47284    5.53621


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-OPT  - Price/Yield - A1  To Call

Balance             $354,000,000.00         Delay                  0
Coupon              2.49                    Dated                  12/28/2004
Settle              12/28/2004              First Payment          1/25/2005

Price                    50 PricingSpeed       100 PricingSpeed       150 PricingSpeed       200 PricingSpeed
                                   Yield                  Yield                  Yield                  Yield
99.000                            2.7219                 2.9099                 3.1743                 3.4567
99.125                            2.6943                 2.8586                 3.0897                 3.3365
99.250                            2.6668                 2.8074                 3.0052                 3.2166
99.375                            2.6393                 2.7564                 2.9210                 3.0970
99.500                            2.6119                 2.7055                 2.8370                 2.9776
99.625                            2.5846                 2.6546                 2.7532                 2.8585
99.750                            2.5573                 2.6039                 2.6696                 2.7397
99.875                            2.5301                 2.5534                 2.5862                 2.6212
100.000                           2.5029                 2.5029                 2.5029                 2.5029
100.125                           2.4758                 2.4526                 2.4199                 2.3849
100.250                           2.4488                 2.4024                 2.3371                 2.2672
100.375                           2.4219                 2.3523                 2.2544                 2.1497
100.500                           2.3950                 2.3023                 2.1719                 2.0325
100.625                           2.3681                 2.2524                 2.0897                 1.9156
100.750                           2.3413                 2.2027                 2.0076                 1.7989
100.875                           2.3146                 2.1531                 1.9257                 1.6825
101.000                           2.2880                 2.1036                 1.8440                 1.5663

WAL                                 5.11                   2.61                   1.55                   1.08
Mod Durn                            4.61                   2.48                   1.50                   1.06
Principal Window           Jan05 - May19          Jan05 - Apr12          Jan05 - Aug09          Jan05 - Jun07

LIBOR_1MO                           2.15                   2.15                   2.15                   2.15
LIBOR_6MO                           2.55                   2.55                   2.55                   2.55
Optional Redemption              Call (Y)               Call (Y)               Call (Y)               Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-OPT  - Price/Yield - A1  To Maturity

Balance               $354,000,000.00         Delay                  0
Coupon                2.49                    Dated                  12/28/2004
Settle                12/28/2004              First Payment          1/25/2005

Price                    50 PricingSpeed       100 PricingSpeed       150 PricingSpeed       200 PricingSpeed
                                   Yield                  Yield                  Yield                  Yield
99.000                            2.7276                 2.9059                 3.1511                 3.4567
99.125                            2.7012                 2.8579                 3.0724                 3.3365
99.250                            2.6750                 2.8100                 2.9940                 3.2166
99.375                            2.6488                 2.7622                 2.9157                 3.0970
99.500                            2.6227                 2.7145                 2.8377                 2.9776
99.625                            2.5966                 2.6670                 2.7599                 2.8585
99.750                            2.5706                 2.6196                 2.6823                 2.7397
99.875                            2.5447                 2.5724                 2.6049                 2.6212
100.000                           2.5188                 2.5252                 2.5277                 2.5029
100.125                           2.4930                 2.4782                 2.4507                 2.3849
100.250                           2.4673                 2.4313                 2.3740                 2.2672
100.375                           2.4416                 2.3846                 2.2974                 2.1497
100.500                           2.4161                 2.3379                 2.2211                 2.0325
100.625                           2.3905                 2.2914                 2.1449                 1.9156
100.750                           2.3651                 2.2450                 2.0690                 1.7989
100.875                           2.3396                 2.1988                 1.9933                 1.6825
101.000                           2.3143                 2.1526                 1.9178                 1.5663

WAL                                 5.46                   2.83                   1.68                   1.08
Mod Durn                            4.84                   2.66                   1.62                   1.06
Principal Window           Jan05 - Jul31          Jan05 - Mar21          Jan05 - May15          Jan05 - Jun07

LIBOR_1MO                           2.15                   2.15                   2.15                   2.15
LIBOR_6MO                           2.55                   2.55                   2.55                   2.55
Optional Redemption              Call (N)               Call (N)               Call (N)               Call (N)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-OPT - Price/Yield - A1

Balance                   $354,000,000.00       Delay                0
Coupon                    2.49                  Dated                12/28/2004
Settle                    12/28/2004            First Payment        1/25/2005

                                 TO CALL            TO MATURITY
Price                          100 PricingSpeed     100 PricingSpeed
                                          Yield                Yield
99.000                                   2.9099               2.9059
99.125                                   2.8586               2.8579
99.250                                   2.8074               2.8100
99.375                                   2.7564               2.7622
99.500                                   2.7055               2.7145
99.625                                   2.6546               2.6670
99.750                                   2.6039               2.6196
99.875                                   2.5534               2.5724
100.000                                  2.5029               2.5252
100.125                                  2.4526               2.4782
100.250                                  2.4024               2.4313
100.375                                  2.3523               2.3846
100.500                                  2.3023               2.3379
100.625                                  2.2524               2.2914
100.750                                  2.2027               2.2450
100.875                                  2.1531               2.1988
101.000                                  2.1036               2.1526

WAL                                        2.61                 2.83
Mod Durn                                   2.48                 2.66
Principal Window                  Jan05 - Apr12        Jan05 - Mar21

LIBOR_1MO                                  2.15                 2.15
LIBOR_6MO                                  2.55                 2.55
Optional Redemption                     Call (Y)             Call (N)




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

                                  $688,812,000
                                  (Approximate)
                                 GSAMP 2004-OPT
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Estimated      Principal          Expected
                 Approximate Principal      Expected      Initial Pass-Through     Avg. Life    Payment Window        Ratings
Certificates         Balance(1) (4)       Credit Support         Rate (5)          (yrs) (2)        (2)(3)       (S&P/Moody's/Fitch)
------------------------------------------------------------------------------------------------------------------------------------
A-1                     $300,000,000           18.00%           LIBOR + [ ]%          2.61       01/05 - 04/12      AAA/Aaa/AAA
A-2                     $138,023,000           18.00%           LIBOR + [ ]%          1.00       01/05 - 11/06      AAA/Aaa/AAA
A-3                      $88,835,000           18.00%           LIBOR + [ ]%          3.00       11/06 - 11/09      AAA/Aaa/AAA
A-4                      $47,152,000           18.00%           LIBOR + [ ]%          6.60       11/09 - 04/12      AAA/Aaa/AAA
M-1                      $43,400,000           11.80%           LIBOR + [ ]%          5.00       03/08 - 04/12      AA+/Aa2/AA
M-2                      $34,301,000            6.90%           LIBOR + [ ]%          4.96       02/08 - 04/12       AA/A2/AA-
M-3                       $9,800,000            5.50%           LIBOR + [ ]%          4.95       02/08 - 04/12       AA-/A3/A+
B-1                       $7,000,000            4.50%           LIBOR + [ ]%          4.94       01/08 - 04/12       A+/Baa1/A
B-2                       $7,000,000            3.50%           LIBOR + [ ]%          4.93       01/08 - 04/12      A/Baa2/BBB+
B-3                       $6,300,000            2.60%               6.00%             4.93       01/08 - 04/12     BBB+/Baa3/BBB
B-4                       $7,001,000            1.60%               6.00%             4.81       01/08 - 04/12     BBB/Ba1/BBB-
Total                   $688,812,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 8% CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The Last Scheduled Distribution Date for the Offered Certificates is the Distribution Date in November 2034.
(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

Selected Mortgage Pool Data (6)
-------------------------------

                                                                   -----------------------------------------------------------------
                                                                      Adjustable Rate             Fixed Rate              Aggregate
------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                                             $526,048,867           $179,358,079           $705,406,946
Number of Mortgage Loans:                                                       3,020                  1,118                  4,138
Average Scheduled Principal Balance:                                         $174,188               $160,428               $170,471
Weighted Average Gross Coupon:                                                 7.403%                 7.295%                 7.375%
Weighted Average Net Coupon: (7)                                               7.100%                 6.992%                 7.072%
Weighted Average Current FICO Score: (8)                                          605                    628                    611
Weighted Average Original LTV Ratio:                                           78.49%                 71.09%                 76.61%
Weighted Average Combined Original LTV Ratio:                                  78.49%                 72.61%                 77.00%
Weighted Average Stated Remaining Term (mths):                                    358                    347                    355
Weighted Average Seasoning (mths):                                                  2                      2                      2
Weighted Average Months to Roll: (9)                                               23                    N/A                     23
Weighted Average Gross Margin: (9)                                              5.50%                    N/A                  5.50%
Weighted Average Initial Rate Cap: (9)                                          3.00%                    N/A                  3.00%
Weighted Average Periodic Rate Cap: (9)                                         1.00%                    N/A                  1.00%
Weighted Average Gross Max. Lifetime Rate: (9)                                 13.40%                    N/A                 13.40%
------------------------------------------------------------------------------------------------------------------------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fee.
(8)   Represents the weighted average of the loans with available FICO Scores.
(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of sub-prime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated and serviced by Option One Mortgage Corporation ("Option One").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.60% and excess spread.

o This transaction will contain a Swap Agreement with an initial notional amount of approximately $[178,196,030] in the aggregate. For the purposes of calculating the WAC Cap, the swap will amortize in accordance with the Swap Schedule (see page 16). Under the Swap Agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [3.595]% (on a 30/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive a per annum rate equal to one-month LIBOR (on a actual/360 basis), on the swap notional amount from the Swap Provider, on each Distribution Date, accrued during the swap accrual period, until the swap is retired.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA04OPT" and on Bloomberg as "GSAMP 04-OPT".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------
Expected Closing Date:            December 28, 2004

Cut-off Date:                     December 1, 2004

Statistical Calculation Date:     November 1, 2004

Expected Pricing Date:            On or before November 24, 2004

First Distribution Date:          January 25, 2005

Key Terms
---------

Offered Certificates:             Class A, Class M and Class B Certificates

Class A Certificates              Class A-1, Class A-2, Class A-3 and Class A-4
                                  Certificates

Class M Certificates:             Class M-1, Class M-2 and Class M-3
                                  Certificates

Class B Certificates:             Class B-1, Class B-2, Class B-3 and Class B-4
                                  Certificates

Fixed Rate Certificates:          Class B-3 and Class B-4 Certificates

LIBOR Certificates:               Class A, Class M, Class B-1 and Class B-2
                                  Certificates

Depositor:                        GS Mortgage Securities Corp.

Lead Manager:                     Goldman, Sachs & Co.

Servicer:                         Option One Mortgage Corporation

Trustee:                          Deutsche Bank National Trust Company

Swap Provider:                    TBD

Servicing Fee:                    30 bps per annum for Distribution Dates 1
                                  through 10
                                  40 bps per annum for Distribution Dates 11
                                  through 30
                                  65 bps per annum for Distribution Date 31 and thereafter

Trustee Fee:                      0.30 bps


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date:                25th day of the month or the following
                                  Business Day

Record Date:                      For any Distribution Date, the last Business
                                  Day of the Interest Accrual Period

Delay Days:                       0 day delay on the LIBOR Certificates, 24 day
                                  delay on the Fixed Rate Certificates

Prepayment Period:                The 16th day of the month preceding the month
                                  in which that Distribution Date occurs through the 15th day of the month in which that Distribution Date occurs

Due Period:                       The period commencing on the second day of the
                                  calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                        Actual/360 basis on the LIBOR Certificates,
                                  30/360 on the Fixed Rate Certificates

Interest Accrual Period:          For the LIBOR Certificates, from the prior
                                  Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed
                                  Rate Certificates, from and including the first day of the month prior to the month in which the current Distribution Date occurs to and including the last day of such month.

Pricing Prepayment Assumption:    Adjustable rate mortgage loans: CPR starting
                                  at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 28% CPR in month 12 (an approximate 2.091% increase per month), and remaining at 28% CPR thereafter. Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:                   The Trust will consist of sub-prime, fixed and
                                  adjustable rate, first and second lien
                                  residential mortgage loans.

Excess Spread:                    The initial weighted average net coupon of the
                                  mortgage pool will be greater than the
                                  interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 8% CPR:

                                  Initial Gross WAC (1):                7.37517%
                                     Less Fees & Expenses (2):          0.30300%
                                     Less Initial Swap Outflow (3) :    0.37802%
                                                                     -----------
                                  Net WAC (1):                          6.69415%
                                     Less Initial Offered
                                     Certificate Coupon (Approx.)(4):   2.52927%
                                                                     -----------
                                  Initial Excess Spread (1):            4.16488%

                                     (1)     This amount will vary on each
                                             Distribution Date based on changes
                                             to the weighted average coupon on
                                             the Mortgage Loans as well as any
                                             changes in day count.

                                     (2)     Includes the initial Servicing Fee
                                             and the Trustee Fee.

                                     (3)     Assumes a 30-day month, based on
                                             the aggregate collateral balance.

                                     (4)     Assumes 1-month LIBOR equal to
                                             2.1100%, initial marketing spreads
                                             and a 30-day month. This amount
                                             will vary on each Distribution Date
                                             based on changes to the weighted
                                             average Pass-Through Rates on the
                                             Offered Certificates as well as any
                                             changes in day count.

Servicer Advancing:               Yes as to principal and interest, subject to
                                  recoverability

Compensating Interest:            The Servicer shall provide Compensating
                                  Interest equal to the lesser of (A) the
                                  aggregate of the prepayment interest
                                  shortfalls on the Mortgage Loans for the related Distribution Date resulting from
                                  Principal Prepayments on the Mortgage Loans during the related Prepayment Period and (B) its aggregate Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:           The transaction has a 10% optional clean-up
                                  call.

Rating Agencies:                  Standard & Poor's Ratings Group, Fitch, Inc.
                                  and Moody's Investors Service, Inc. will rate all of the Offered Certificates.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Minimum Denomination:             $25,000 with regard to Class A Certificates,
                                  and $250,000 with regard to the Class M and B
                                  Certificates.

Legal Investment:                 It is anticipated that the Offered
                                  Certificates will not be SMMEA eligible.

ERISA Eligible:                   Underwriter's exemption is expected to apply
                                  to all Offered Certificates. However,
                                  prospective purchasers should consult their own counsel.

Tax Treatment:                    The Offered Certificates represent REMIC
                                  regular interests and, to a limited extent, interests in certain notional principal contract payments including basis risk carryover amounts, pursuant to the payment priorities in the transaction; which interest in certain notional principal contract payments will be treated for tax purposes as a swap contract with respect to each class.

Prospectus:                       The Offered Certificates will be offered
                                  pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                  "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                  Certificates may not be consummated unless the purchaser has received the Prospectus. PLEASE
                                  SEE "RISK FACTORS" IN THE PROSPECTUS FOR A
                                  DESCRIPTION OF INFORMATION THAT SHOULD BE
                                  CONSIDERED IN CONNECTION WITH AN INVESTMENT IN
                                  THE OFFERED CERTIFICATES.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-Up Call date, subject to the WAC Cap. Interest will be paid monthly, on the Fixed Rate Certificates, at a specified rate that will step up after the optional clean-up call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass Through-Rate (without regard to the WAC Cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.60% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Class Certificate Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Class Certificate Balances of the Class A Certificates have been reduced to zero and
(B) the later to occur of:

(x) the Distribution Date occurring in January 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 36.00%.

--------------- ----------------------------------- ----------------------------
     Class       Initial Subordination Percentage    Step-Down Date Percentage

--------------- ----------------------------------- ----------------------------
       A                      18.00%                           36.00%
--------------- ----------------------------------- ----------------------------
      M-1                     11.80%                           23.60%
--------------- ----------------------------------- ----------------------------
      M-2                     6.90%                            13.80%
--------------- ----------------------------------- ----------------------------
      M-3                     5.50%                            11.00%
--------------- ----------------------------------- ----------------------------
      B-1                     4.50%                            9.00%
--------------- ----------------------------------- ----------------------------
      B-2                     3.50%                            7.00%
--------------- ----------------------------------- ----------------------------
      B-3                     2.60%                            5.20%
--------------- ----------------------------------- ----------------------------
      B-4                     1.60%                            3.20%
--------------- ----------------------------------- ----------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60+ day rolling average equals or exceeds 42.50% of the prior period's Senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 day+ rolling average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-------------------------------------------- ---------------------------------------------------------------------------------------
            Distribution Dates                                        Cumulative Realized Loss Percentage

-------------------------------------------- ---------------------------------------------------------------------------------------
       January 2008 - December 2008              2.500% for the first month, plus an additional 1/12th of 1.500% for each month thereafter (e.g., approximately 2.625% in February 2008)
-------------------------------------------- ---------------------------------------------------------------------------------------
       January 2009 - December 2009              4.000% for the first month, plus an additional 1/12th of 0.500% for each month thereafter (e.g., approximately 4.0417% in February 2009)
-------------------------------------------- ---------------------------------------------------------------------------------------
       January 2010 - December 2010              4.500% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 4.5208% in February 2010)
-------------------------------------------- ---------------------------------------------------------------------------------------
        January 2011 and thereafter                                                 4.7500%
-------------------------------------------- ---------------------------------------------------------------------------------------

Step-Up Coupons. For all Offered Certificates the coupon will increase after the Optional Clean-Up Call date is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M, Class B-1 and Class B-2 Certificates will increase to 1.5 times the margin at issuance. For the Fixed Rate Certificates, the coupon will increase by 0.50%.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-4 Pass-Through Rate. The Class A-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) 6.00% (6.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class B-4 Pass Through Rate. The Class B-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) 6.00% (6.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the servicing fee rate and the trustee fee rate plus swap receipts, if any, less swap payments, if any (calculated on an actual/360 day basis, or 30/360 basis in the case of the Fixed Rate Certificates).

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of Offered Certificates, the Basis Risk Carry Forward Amount for each class will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to their capped Pass-Through Rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap). Basis Risk Carry Forward Amounts will only be payable on Offered Certificates with a Class Certificate Balance greater than zero.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable Servicing Fee and Trustee Fee in respect of such Mortgage Loan.

Interest Distributions on the Offered Certificates. On each Distribution Date, Available Funds will be allocated as follows:

     (i) to the Supplemental Interest Trust, net swap payments owed to the Swap Provider, if any

     (ii) from any remaining Available Funds to the Class A Certificates, their Accrued Certificate Interest, and unpaid Accrued Certificate Interest from prior Distribution Dates allocated based on their respective entitlement to those amounts; and

     (iii) from any remaining Available Funds to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

     (iv) from any remaining Available Funds to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions will be allocated from the remaining Available Funds up to the Principal Distribution Amount as follows:

     (i)    Concurrently, pro rata by Class Certificate Balance,

            (a) to the Class A-1 Certificates until the Class Certificate Balance thereof has been reduced to zero

            (b) sequentially, to the Class A-2 Certificates until the Class Certificate Balance thereof has been reduced to zero, to the Class A-3 Certificates until the Class Certificate Balance thereof has been reduced to zero, and to the Class A-4 Certificates until the Class Certificate Balance thereof has been reduced to zero, and

     (ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero, and

     (iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, principal distributions will be allocated from the remaining Available Funds up to the Principal Distribution Amount as follows:

     (i) Concurrently, to the Class A-1 Certificates, on the one hand, and the Class A-2, Class A-3 and Class A-4 Certificates, on the other hand, and, pro rata based upon Class Certificate Balance, the lesser of the Principal Distribution Amount and the portion of the Class A Principal Distribution Amount, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated

            (a) to the Class A-1 until the Certificate Principal Balance thereof has been reduced to zero,

            (b) sequentially to the Class A-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero, to the Class A-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero, and then to the Class A-4 Certificates until the Certificate Principal Balance thereof has been reduced to zero, and

     (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

     (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

     (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

     (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

     (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

     (vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero, and

     (viii) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

     (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

     (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

     (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

     (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

     (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

     (vi) to the Class B-3 Certificates, their unpaid interest shortfall amount,

     (vii) to the Class B-4 Certificates, their unpaid interest shortfall amount,

     (viii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates, any Class A-4 Basis Risk Carry Forward Amount to the Class A-4 Certificates, pro rata by their respective Basis Risk Carry Forward Amounts,

     (ix) sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates any Basis Risk Carry Forward Amount for such classes;


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed in the following order of priority:

     (i) To the swap provider, any net swap payments owed for such Distribution Date,

     (ii)   To the Certificateholders, to pay interest according to sections
            (ii), (iii) and (iv) of the "Interest Distributions on the Offered Certificates" section, to the extent unpaid,

     (iii) To the Certificateholders, to pay principal according to the section "Principal Distributions on the Offered Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due),

     (iv) To the Certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid,

     (v)    To the holders of the Class X Certificates, any remaining amounts.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-4 Certificates, fourth to the Class B-3 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-1 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates, and ninth to the Class M-1 Certificates. In the event that the Class M Certificates and overcollateralization have been reduced to zero, the Class Certificate Balance of the Class A-3 and Class A-4 Certificates will be reduced, pro rata by the losses attributable to the Class A-2, Class A-3 and Class A-4 Certificates. An allocation of any Realized Losses to a class of Certificates on any Distribution Date will be made by reducing its Class Certificate Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A-1 and Class A-2 Certificates until the Last Scheduled Distribution Date.

Available Funds. For any Distribution Date, the sum of the following amounts:
(i) the aggregate amount of monthly payments on the Mortgage Loans due on the due date in the related Due Period and received by the Servicer on or prior to the related Determination Date, after deduction of the related Servicing Fee and Trustee Fee, together with any related P&I Advance on that Distribution Date
(ii) certain unscheduled payments in respect of the Mortgage Loans received by the Servicer during the related Prepayment Period, including prepayments, Insurance Proceeds, Condemnation Proceeds and net Liquidation Proceeds, excluding Prepayment Premiums, (iii) compensating Interest payments in respect of prepayment interest shortfalls for that Distribution Date, (iv) the proceeds from repurchases of Mortgage Loans, and (v) all proceeds received with respect to any optional clean-up call.

Accrued Certificate Interest. For any Distribution Date and each class of Offered Certificates, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Remittance Amount. On any Distribution Date, the sum of

     (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date,

     (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

     (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

     (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the Servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

     (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

     (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less Servicing Fee, Trustee Fee and swap payments out of the trust, if any, plus the swap receivable into the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 64.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 76.40% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Class Certificate Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Class Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the Class Certificate Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (G) the Class Certificate Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distribution Amount on such Distribution Date), (F) the
Class Certificate Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (H) the Class Certificate Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)

                                                   0-12         13-24          25-36         37-48          49-60
Product                         No Penalty        Months        Months         Months        Months         Months          Total
------------------------------------------------------------------------------------------------------------------------------------
15 Yr Fixed/Adj/30 Yr         $    231,651   $          0   $          0   $          0   $          0   $          0   $    231,651
2 Year ARM                     126,210,161     11,136,782    311,999,985        643,391              0              0    449,990,319
2 Year ARM IO                    5,185,974        407,600     37,481,370              0              0              0     43,074,944
3 Year ARM                      12,231,505        652,981              0     16,780,146              0              0     29,664,632
3 Year ARM IO                      260,000              0              0      1,976,645              0              0      2,236,645
6 Mo Fixed/Adj/30 Yr               183,789        167,857        284,234        214,794              0              0        850,674
Fixed                           32,715,599     39,352,058      1,684,230    102,817,900              0              0    176,569,787
Fixed IO                                 0              0              0      2,788,293              0              0      2,788,293
------------------------------------------------------------------------------------------------------------------------------------
Total:                        $177,018,680   $ 51,717,278   $351,449,819   $125,221,169   $          0   $          0   $705,406,946


                                            0-12   13-24   25-36   37-48   49-60
Product                       No Penalty  Months  Months  Months  Months  Months
--------------------------------------------------------------------------------
15 Yr Fixed/Adj/30 Yr            0.03%     0.00%   0.00%   0.00%   0.00%   0.00%
2 Year ARM                      17.89      1.58   44.23    0.09    0.00    0.00
2 Year ARM IO                    0.74      0.06    5.31    0.00    0.00    0.00
3 Year ARM                       1.73      0.09    0.00    2.38    0.00    0.00
3 Year ARM IO                    0.04      0.00    0.00    0.28    0.00    0.00
6 Mo Fixed/Adj/30 Yr             0.03      0.02    0.04    0.03    0.00    0.00
Fixed                            4.64      5.58    0.24   14.58    0.00    0.00
Fixed IO                         0.00      0.00    0.00    0.40    0.00    0.00
-------------------------------------------------------------------------------
Total:                          25.09%     7.33%  49.82%  17.75%   0.00%   0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates

     The assumptions for the breakeven CDR table below are as follows:
o    The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of close on November 15, 2004) are used
o    40% loss severity
o    100% Advancing, assumes there is a 6 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o Certificates are priced at par, except the Class B-3 Certificate which is priced at 94.25% and the Class B-4 Certificate which is priced at 84.00%
o    Assumes bonds pay on 25th of month

------------------------------------------------------------------------------------------------------------------------------------
                                                First Dollar of Loss               LIBOR Flat                    0% Return
------------------------------------------------------------------------------------------------------------------------------------
   Class M-1            CDR (%)                                     22.40                        22.66                         24.39
                        Yield (%)                                  4.3940                       3.8219                        0.0034
                        WAL                                          4.33                         4.32                          4.08
                        Modified Duration                            3.94                         3.95                          3.87
                        Principal Window                    Apr09 - Apr09                Apr09 - Apr09                 Feb09 - Feb09
                        Principal Writedown ($)         32,426.21 (0.07%)         1,199,375.33 (2.76%)         7,814,818.31 (18.01%)
                        Total Collat Loss ($)     117,653,172.68 (16.81%)      118,693,040.40 (16.96%)       123,996,395.11 (17.71%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-2            CDR (%)                                     14.87                        15.21                         16.46
                        Yield (%)                                  4.9446                       3.9728                        0.0003
                        WAL                                          5.08                         5.06                          4.71
                        Modified Duration                            4.49                         4.50                          4.43
                        Principal Window                    Jan10 - Jan10                Jan10 - Jan10                 Nov09 - Nov09
                        Principal Writedown ($)         53,444.21 (0.16%)         1,906,470.68 (5.56%)         8,036,581.90 (23.43%)
                        Total Collat Loss ($)      89,374,926.36 (12.77%)       91,031,558.28 (13.00%)        96,054,449.15 (13.72%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-3            CDR (%)                                     13.00                        13.12                         13.49
                        Yield (%)                                  5.2157                       4.0253                        0.1036
                        WAL                                          5.33                         5.32                          5.13
                        Modified Duration                            4.65                         4.66                          4.64
                        Principal Window                    Apr10 - Apr10                Apr10 - Apr10                 Mar10 - Mar10
                        Principal Writedown ($)         31,236.16 (0.32%)           721,184.57 (7.36%)         2,617,849.80 (26.71%)
                        Total Collat Loss ($)      81,179,583.37 (11.60%)       81,800,207.01 (11.69%)        83,313,658.64 (11.90%)
------------------------------------------------------------------------------------------------------------------------------------
   Class B-1            CDR (%)                                     11.74                        11.88                         12.12
                        Yield (%)                                  5.6345                       4.0709                        0.0653
                        WAL                                          5.49                         5.40                          5.29
                        Modified Duration                            4.72                         4.67                          4.71
                        Principal Window                    Jun10 - Jun10                May10 - May10                 May10 - May10
                        Principal Writedown ($)          7,092.75 (0.10%)           659,922.71 (9.43%)         2,084,717.23 (29.78%)
                        Total Collat Loss ($)      75,230,936.71 (10.75%)       75,641,183.16 (10.81%)        76,922,697.17 (10.99%)
------------------------------------------------------------------------------------------------------------------------------------
   Class B-2            CDR (%)                                     10.58                        10.69                         10.92
                        Yield (%)                                  5.7241                       4.1282                        0.1645
                        WAL                                          5.58                         5.56                          5.42
                        Modified Duration                            4.76                         4.77                          4.80
                        Principal Window                    Jul10 - Jul10                Jul10 - Jul10                 Jul10 - Jul10
                        Principal Writedown ($)         42,115.42 (0.60%)          735,021.18 (10.50%)         2,170,579.05 (31.01%)
                        Total Collat Loss ($)       69,187,204.75 (9.88%)        69,800,782.88 (9.97%)        71,077,379.98 (10.15%)
------------------------------------------------------------------------------------------------------------------------------------
   Class B-3            CDR (%)                                      9.56                           NA                          9.92
                        Yield (%)                                  7.2128                                                     0.0616
                        WAL                                          5.74                                                       5.49
                        Modified Duration                            4.67                                                       4.72
                        Principal Window                    Sep10 - Sep10                                              Sep10 - Sep10
                        Principal Writedown ($)         13,685.92 (0.22%)                                      2,394,936.97 (38.01%)
                        Total Collat Loss ($)       63,972,131.55 (9.14%)                                      66,043,484.07 (9.43%)
------------------------------------------------------------------------------------------------------------------------------------
   Class B-4            CDR (%)                                      8.57                           NA                          9.00
                        Yield (%)                                  9.5901                                                     0.2876
                        WAL                                          5.91                                                       5.30
                        Modified Duration                            4.66                                                       4.66
                        Principal Window                    Nov10 - Nov10                                              Oct10 - Oct10
                        Principal Writedown ($)         26,159.62 (0.37%)                                      3,239,125.13 (46.27%)
                        Total Collat Loss ($)       58,661,467.69 (8.38%)                                      60,967,268.15 (8.71%)
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR, six-month LIBOR and remain constant at 20.00%, and (ii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.


                                                   Class M,                                                              Class M,
                                                 Class B-1,                                                            Class B-1,
                                      AAA         Class B-2                                                 AAA         Class B-2
            Distribution            Avail.            Avail.                      Distribution            Avail.            Avail.
Period              Date      Funds Cap(%)      Funds Cap(%)              Period          Date      Funds Cap(%)      Funds Cap(%)
----------------------------------------------------------------------------------------------------------------------------------
 1                Jan-05             12.14             11.79              51            Mar-09             16.97             14.12
 2                Feb-05             11.37             11.03              52            Apr-09             15.64             13.03
 3                Mar-05             12.01             11.65              53            May-09             16.03             13.35
 4                Apr-05             11.34             10.99              54            Jun-09             15.58             12.98
 5                May-05             11.53             11.17              55            Jul-09             15.96             13.29
 6                Jun-05             11.31             10.94              56            Aug-09             15.51             12.92
 7                Jul-05             11.49             11.11              57            Sep-09             15.48             12.89
 8                Aug-05             11.26             10.88              58            Oct-09             15.86             13.19
 9                Sep-05             11.23             10.84              59            Nov-09             15.41             12.82
10                Oct-05             11.41             11.00              60            Dec-09             15.79             13.13
11                Nov-05             11.07             10.66              61            Jan-10             12.91             10.56
12                Dec-05             11.24             10.81              62            Feb-10             12.90             10.56
13                Jan-06             11.00             10.57              63            Mar-10             14.28             11.69
14                Feb-06             10.98             10.53              64            Apr-10             12.89             10.55
15                Mar-06             11.60             11.13              65            May-10             13.32             10.90
16                Apr-06             10.92             10.45              66            Jun-10             12.88             10.54
17                May-06             11.10             10.61              67            Jul-10             13.31             10.89
18                Jun-06             10.87             10.37              68            Aug-10             12.87             10.53
19                Jul-06             11.05             10.53              69            Sep-10             12.87             10.53
20                Aug-06             10.82             10.29              70            Oct-10             13.29             10.87
21                Sep-06             10.95             10.39              71            Nov-10             12.86             10.52
22                Oct-06             13.16             12.42              72            Dec-10             13.28             10.87
23                Nov-06             12.91             12.16              73            Jan-11             11.59             10.51
24                Dec-06             13.18             12.38              74            Feb-11             11.32             10.51
25                Jan-07             12.88             12.07              75            Mar-11             12.53             11.63
26                Feb-07             12.87             12.03              76            Apr-11             11.32             10.50
27                Mar-07             13.83             12.91              77            May-11             11.70             10.84
28                Apr-07             13.57             12.60              78            Jun-11             11.33             10.49
29                May-07             13.89             12.87              79            Jul-11             11.71             10.83
30                Jun-07             13.58             12.54              80            Aug-11             11.34             10.48
31                Jul-07             13.61             12.54              81            Sep-11             11.34             10.47
32                Aug-07             13.31             12.22              82            Oct-11             11.73             10.82
33                Sep-07             13.37             12.23              83            Nov-11             11.35             10.47
34                Oct-07             14.47             13.16              84            Dec-11             11.74             10.81
35                Nov-07             14.23             12.89              85            Jan-12             11.36             10.46
36                Dec-07             14.59             13.16              86            Feb-12             11.37             10.45
37                Jan-08             30.48             12.81              87            Mar-12             12.16             11.17
38                Feb-08             15.64             12.77              88            Apr-12             11.38             10.44
39                Mar-08             16.38             13.43              89            May-12             11.77             10.79
40                Apr-08             16.13             13.35              90            Jun-12             11.38             10.43
41                May-08             16.47             13.68              91            Jul-12             11.77             10.78
42                Jun-08             15.95             13.31              92            Aug-12             11.40             10.43
43                Jul-08             16.32             13.61              93            Sep-12             11.41             10.42
44                Aug-08             15.87             13.24              94            Oct-12             11.80             10.76
45                Sep-08             15.83             13.20              95            Nov-12             11.43             10.41
46                Oct-08             16.23             13.53              96            Dec-12             11.82             10.76
47                Nov-08             15.80             13.18              97            Jan-13             11.45             10.40
48                Dec-08             16.17             13.48              98            Feb-13             11.46             10.40
49                Jan-09             15.72             13.11              99            Mar-13             12.70             11.51
50                Feb-09             15.69             13.07             100            Apr-13             11.48             10.39


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Class M,
                                             Class B-1,
                                   AAA        Class B-2
         Distribution     Avail. Funds           Avail.
Period           Date          Cap (%)     Funds Cap(%)
-------------------------------------------------------
101            May-13            11.88            10.73
102            Jun-13            11.51            10.38
103            Jul-13            11.92            10.72
104            Aug-13            11.56            10.37
105            Sep-13            11.59            10.37
106            Oct-13            12.00            10.71
107            Nov-13            11.64            10.36
108            Dec-13            12.06            10.70
109            Jan-14            11.71            10.35
110            Feb-14            11.74            10.35
111            Mar-14            13.03            11.45
112            Apr-14            11.81            10.34
113            May-14            12.23            10.68
114            Jun-14            11.88            10.33
115            Jul-14            12.31            10.67
116            Aug-14            11.95            10.32
117            Sep-14            11.99            10.32
118            Oct-14            12.43            10.66
119            Nov-14            12.08            10.31
120            Dec-14            12.52            10.65


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Indenture Trustee will enter into a Swap Agreement with an initial notional amount of $[178,196,030]. Under the Swap Agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [3.595]% (on a 30/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive a per annum rate equal to One-Month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider, on each Distribution Date, accrued during the swap accrual period, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party.

Swap Schedule


         Distribution   Aggregate Notional            Distribution   Aggregate Notional
Period           Date          Balance ($)    Period          Date          Balance ($)
---------------------------------------------------------------------------------------
 1             Jan-05       178,196,029.66    51            Mar-09        29,602,863.65
 2             Feb-05       175,697,312.04    52            Apr-09        28,487,726.58
 3             Mar-05       172,787,938.67    53            May-09        27,414,355.55
 4             Apr-05       169,475,688.34    54            Jun-09        26,381,193.44
 5             May-05       165,771,243.72    55            Jul-09        25,386,740.95
 6             Jun-05       161,688,208.41    56            Aug-09        24,429,554.46
 7             Jul-05       157,243,093.31    57            Sep-09        23,508,244.02
 8             Aug-05       152,455,270.77    58            Oct-09        22,621,471.30
 9             Sep-05       147,346,894.92    59            Nov-09        21,767,514.59
10             Oct-05       141,944,844.42    60            Dec-09        20,945,548.09
11             Nov-05       136,639,385.00    61            Jan-10                 0.00
12             Dec-05       131,531,400.08
13             Jan-06       126,613,564.19
14             Feb-06       121,878,822.91
15             Mar-06       117,320,382.78
16             Apr-06       112,931,701.71
17             May-06       108,706,479.70
18             Jun-06       104,638,649.88
19             Jul-06       100,722,369.94
20             Aug-06        96,952,013.77
21             Sep-06        93,322,163.56
22             Oct-06        89,827,602.05
23             Nov-06        86,463,305.17
24             Dec-06        83,224,434.82
25             Jan-07        80,106,332.12
26             Feb-07        77,104,510.67
27             Mar-07        74,214,650.28
28             Apr-07        71,432,590.73
29             May-07        68,754,325.98
30             Jun-07        66,175,998.35
31             Jul-07        63,693,893.11
32             Aug-07        61,304,433.20
33             Sep-07        59,004,174.08
34             Oct-07        56,789,798.89
35             Nov-07        54,658,113.73
36             Dec-07        52,606,043.07
37             Jan-08        50,630,625.43
38             Feb-08        48,729,009.10
39             Mar-08        46,898,448.13
40             Apr-08        45,136,298.41
41             May-08        43,440,013.88
42             Jun-08        41,807,142.92
43             Jul-08        40,235,324.87
44             Aug-08        38,722,286.65
45             Sep-08        37,265,839.50
46             Oct-08        35,863,875.90
47             Nov-08        34,514,366.55
48             Dec-08        33,215,357.43
49             Jan-09        31,964,967.11
50             Feb-09        30,761,383.96


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral (1)

--------------------------------------------------------------------------------

Scheduled Principal Balance:                                        $705,406,946
Number of Mortgage Loans:                                                  4,138
Average Scheduled Principal Balance:                                    $170,471
Weighted Average Gross Coupon:                                            7.375%
Weighted Average Net Coupon: (2)                                          7.072%
Weighted Average Current FICO Score: (3)                                     611
Weighted Average Original LTV Ratio:                                      76.61%
Weighted Average Combined Original LTV Ratio:                             77.00%
Weighted Average Stated Remaining Term (months):                             355
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (4)                                          23
Weighted Average Gross Margin: (4)                                         5.50%
Weighted Average Initial Rate Cap: (4)                                     3.00%
Weighted Average Periodic Rate Cap: (4)                                    1.00%
Weighted Average Gross Maximum Lifetime Rate: (4)                         13.40%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3)  Represents the weighted average of the loans with available FICO Scores.
(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of   Weighted    Weighted                      Avg.
                                                    Pool By       Avg.        Avg.          Avg.    Combined                   Pct.
Current Principal        Number        Principal  Principal      Gross     Current     Principal    Original        Pct.      Owner
Balance                of Loans          Balance    Balance     Coupon        FICO       Balance         LTV    Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              79     $  3,943,988       0.56%     8.901%        583  $     49,924       54.47%      69.62%     91.14%
$50,001 - $75,000           586       36,755,886       5.21      8.583         594        62,723       75.80       76.62      90.59
$75,001 - $100,000          514       45,325,456       6.43      8.151         600        88,182       75.90       77.81      93.43
$100,001 - $125,000         539       60,611,096       8.59      7.891         601       112,451       77.30       74.52      93.39
$125,001 - $150,000         482       66,217,580       9.39      7.545         606       137,381       76.81       73.90      93.38
$150,001 - $200,000         761      132,028,046      18.72      7.336         607       173,493       75.23       67.25      94.86
$200,001 - $250,000         449      100,473,228      14.24      7.141         612       223,771       76.50       58.91      93.93
$250,001 - $300,000         279       76,409,870      10.83      7.107         613       273,871       76.42       60.83      95.70
$300,001 - $350,000         171       55,585,195       7.88      6.985         620       325,060       80.22       55.04      92.94
$350,001 - $400,000         105       39,258,719       5.57      6.903         631       373,893       80.96       47.55      90.45
$400,001 & Above            173       88,797,881      12.59      6.939         627       513,283       78.92       43.67      90.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                    4,138     $705,406,946     100.00%     7.375%        611  $    170,471       77.00%      62.77%     93.31%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Current Rate                   of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                         6  $   1,263,996      0.18%    4.990%           657  $  210,666     67.65%    65.86%   100.00%
5.00 - 5.49%                         43      9,836,154      1.39     5.290            655     228,748     76.73     68.96    100.00
5.50 - 5.99%                        241     61,278,815      8.69     5.843            651     254,269     75.35     64.13     96.54
6.00 - 6.49%                        427     89,810,909     12.73     6.265            639     210,330     75.35     68.50     95.83
6.50 - 6.99%                        777    161,712,504     22.92     6.757            628     208,124     75.87     57.26     93.53
7.00 - 7.49%                        545     96,787,925     13.72     7.265            617     177,593     78.13     60.23     93.68
7.50 - 7.99%                        698    109,749,512     15.56     7.747            597     157,234     78.79     65.38     90.88
8.00 - 8.49%                        365     50,508,745      7.16     8.254            587     138,380     80.31     64.30     90.07
8.50 - 8.99%                        432     58,012,609      8.22     8.742            573     134,288     78.40     58.51     91.47
9.00% & Above                       604     66,445,778      9.42     9.831            555     110,010     75.37     68.15     92.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================


                          Distribution by Credit Score

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Credit Score                   of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                          87  $  15,989,355      2.27%    6.884%           764  $  183,786     79.66%    42.60%    79.57%
720 - 739                            61     11,770,764      1.67     6.982            729     192,963     83.31     39.27     68.82
700 - 719                           105     25,252,905      3.58     6.644            708     240,504     81.55     45.48     73.37
680 - 699                           158     31,665,144      4.49     6.685            688     200,412     81.13     49.95     88.55
660 - 679                           278     54,512,173      7.73     6.736            668     196,087     80.91     52.76     89.47
640 - 659                           421     74,918,807     10.62     6.819            649     177,954     78.50     53.85     93.43
620 - 639                           551     96,786,452     13.72     6.922            629     175,656     78.80     63.45     94.20
600 - 619                           545     93,317,602     13.23     7.137            610     171,225     77.68     68.94     96.58
580 - 599                           506     86,617,681     12.28     7.503            589     171,181     76.53     65.13     95.20
560 - 579                           398     62,775,782      8.90     7.725            570     157,728     75.46     74.12     97.83
540 - 559                           404     62,617,186      8.88     8.255            549     154,993     73.24     66.13     94.99
520 - 539                           327     47,464,502      6.73     8.474            530     145,151     70.03     74.40     98.04
500 - 519                           268     39,442,658      5.59     8.693            510     147,174     72.07     71.07     98.35
Unavailable                          29      2,275,934      0.32     8.768             NA      78,480     64.36     65.89     91.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================



                              Distribution by Lien

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Lien                           of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                             4,075  $ 700,657,797     99.33%    7.357%           611  $  171,941     77.00%    62.83%    93.28%
Second                               63      4,749,149      0.67    10.002            620      75,383     77.51     54.35     97.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================



                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
Combined                         Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Original LTV                   of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                      509  $  73,180,006     10.37%    7.274%           597  $  143,772     49.58%    55.71%    93.25%
60.01 - 70.00%                      588    103,032,645     14.61     7.403            587     175,226     66.51     62.67     94.38
70.01 - 80.00%                    1,839    311,001,317     44.09     7.317            609     169,114     78.33     61.34     94.95
80.01 - 85.00%                      374     66,779,825      9.47     7.473            619     178,556     84.42     63.14     93.18
85.01 - 90.00%                      544    102,392,643     14.52     7.466            634     188,222     89.62     60.31     86.25
90.01 - 95.00%                      260     46,245,580      6.56     7.497            635     177,868     94.77     86.57     95.38
95.01 - 100.00%                      24      2,774,931      0.39     7.789            699     115,622     99.96     98.11    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Original LTV                   of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                      558  $  77,017,829     10.92%    7.411%           598  $  138,025     51.28%    55.91%    93.45%
60.01 - 70.00%                      583    102,780,362     14.57     7.399            587     176,296     66.53     62.70     94.37
70.01 - 80.00%                    1,824    309,674,425     43.90     7.304            609     169,778     78.33     61.45     94.97
80.01 - 85.00%                      359     65,453,199      9.28     7.422            619     182,321     84.43     63.18     93.05
85.01 - 90.00%                      543    102,310,687     14.50     7.463            635     188,417     89.62     60.28     86.24
90.01 - 95.00%                      259     46,178,137      6.55     7.493            635     178,294     94.77     86.55     95.37
95.01 - 100.00%                      12      1,992,308      0.28     7.007            711     166,026     99.95    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================




                          Distribution by Documentation

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Documentation                  of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                          2,832  $ 442,777,649     62.77%    7.387%           604  $  156,348     77.78%   100.00%    95.44%
Stated Income                     1,258    253,728,954     35.97     7.349            623     201,692     75.71      0.00     89.69
Limited Income                       20      4,530,062      0.64     7.854            605     226,503     71.30      0.00     92.42
No Doc                               28      4,370,281      0.62     7.200            720     156,081     78.65      0.00     88.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================



                             Distribution by Purpose

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Purpose                        of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refi                     2,511  $ 443,868,179     62.92%    7.353%           602  $  176,769     74.54%    62.50%    94.17%
Purchase                          1,247    199,639,366     28.30     7.378            634     160,096     82.38     60.01     90.84
Rate/term
Refi                                380     61,899,401      8.77     7.524            601     162,893     77.32     73.64     95.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================



                            Distribution by Occupancy

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Occupancy                      of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                    3,855  $ 658,218,869     93.31%    7.355%           608  $  170,744     76.88%    64.20%   100.00%
Non-owner Occupied                  237     36,796,399      5.22     7.762            660     155,259     79.45     44.90      0.00
Second Home                          46     10,391,678      1.47     7.264            627     225,906     76.02     35.38      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Property Type                  of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family                     3,320  $ 550,970,237     78.11%    7.390%           606  $  165,955     76.60%    64.09%    95.63%
2-4 Family                          285     64,954,465      9.21     7.306            637     227,910     77.67     48.31     73.37
Pud                                 247     47,500,095      6.73     7.202            618     192,308     79.28     67.44     94.91
Condo                               232     35,851,937      5.08     7.522            623     154,534     78.54     56.15     90.54
Manufactured Home                    54      6,130,211      0.87     7.246            643     113,522     79.23    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================




                              Distribution by State

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
State                          of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                                  666  $ 166,411,278     23.59%    6.896%           614  $  249,867     76.25%    61.45%    92.04%
NY                                  397     90,217,675     12.79     7.194            625     227,249     74.57     50.93     92.58
MA                                  297     65,057,511      9.22     7.014            612     219,049     73.72     55.29     93.43
FL                                  279     36,168,940      5.13     7.715            596     129,638     75.75     61.02     91.55
NJ                                  149     29,866,111      4.23     7.562            610     200,444     76.39     57.93     95.70
TX                                  264     26,316,360      3.73     8.261            598      99,683     78.12     66.08     94.21
VA                                  143     22,152,889      3.14     7.855            592     154,915     78.29     74.08     99.68
NV                                   95     18,132,508      2.57     7.067            621     190,869     77.11     61.90     95.20
IL                                  121     16,701,207      2.37     8.074            615     138,027     80.37     72.27     87.94
CT                                  107     16,360,159      2.32     7.552            603     152,899     75.27     61.96     94.81
Other                             1,620    218,022,307     30.91     7.645            609     134,582     79.44     69.72     93.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================



                               Distribution by Zip

                                                                                                       Weighted
                                                                   Pct. Of       Weighted    Weighted      Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Zip                            of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
94565                                 9  $   2,608,808      0.37%    6.761%           651  $  289,868     80.37%    75.47%   100.00%
89506                                12      1,973,109      0.28     6.679            637     164,426     78.66     72.06    100.00
02155                                 5      1,764,554      0.25     6.904            662     352,911     79.72     22.91     76.80
95823                                 9      1,760,323      0.25     6.777            600     195,591     74.41     81.96    100.00
10562                                 4      1,669,540      0.24     7.391            571     417,385     74.32     19.58    100.00
93905                                 5      1,655,921      0.23     7.478            687     331,184     84.55     69.89     30.11
11020                                 2      1,651,478      0.23     6.431            628     825,739     80.47    100.00    100.00
96003                                 8      1,622,461      0.23     6.864            617     202,808     78.51     85.09    100.00
11706                                 7      1,599,956      0.23     7.559            589     228,565     72.77     56.86     87.01
95949                                 7      1,542,481      0.22     6.990            647     220,354     69.54     49.62    100.00
Other                             4,070    687,558,316     97.47     7.386            611     168,933     76.98     62.74     93.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================



                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
Remaining                                                Pool By      Avg.           Avg.        Avg.  Combined                Pct.
Months To                        Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Maturity                       of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                              78  $   7,867,002      1.12%    7.648%           609  $  100,859     65.59%    62.21%    95.81%
181 - 240                            57      6,235,495      0.88     7.606            638     109,395     70.71     54.69     98.27
241 - 360                         4,003    691,304,449     98.00     7.370            611     172,697     77.18     62.85     93.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Amortization Type              of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year ARM                        2,693  $ 449,990,319     63.79%    7.522%           600  $  167,096     78.21%    60.46%    92.97%
Fixed                             1,108    176,569,787     25.03     7.308            628     159,359     72.62     64.23     94.14
2 Year ARM IO                       156     43,074,944      6.11     6.443            641     276,121     81.85     82.80     97.91
3 Year ARM                          154     29,664,632      4.21     7.072            621     192,627     77.73     54.34     85.55
Fixed IO                             10      2,788,293      0.40     6.446            651     278,829     71.93    100.00    100.00
3 Year ARM IO                        10      2,236,645      0.32     5.983            677     223,665     81.24    100.00    100.00
6 Mo Fixed/Adj/30 Yr                  5        850,674      0.12     7.454            600     170,135     76.79     53.15    100.00
15 Yr Fixed/Adj/30 Yr                 2        231,651      0.03     9.064            654     115,826     75.17     22.47    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================



                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
Initial                          Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Periodic Cap                   of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                                 5  $     850,674      0.12%    7.454%           600  $  170,135     76.79%    53.15%   100.00%
3.00%                             3,015    525,198,192     74.45     7.402            605     174,195     78.50     62.10     92.98
Fixed Rate                        1,118    179,358,079     25.43     7.295            628     160,428     72.61     64.79     94.23

------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================



                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Periodic Cap                   of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                             3,013  $ 524,269,983     74.32%    7.401%           606  $  174,003     78.49%    62.10%    92.97%
1.50%                                 7      1,778,884      0.25     7.876            551     254,126     79.33     56.60    100.00
Fixed Rate                        1,118    179,358,079     25.43     7.295            628     160,428     72.61     64.79     94.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================



                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
Months To                        Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Rate Reset                     of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1-12                                  5  $     850,674      0.12%    7.454%           600  $  170,135     76.79%    53.15%   100.00%
13 - 24                           2,849    493,065,264     69.90     7.428            604     173,066     78.53     62.41     93.40
25 - 36                             164     31,901,277      4.52     6.995            625     194,520     77.98     57.54     86.56
37 & Above                            2        231,651      0.03     9.064            654     115,826     75.17     22.47    100.00
Fixed Rate                        1,118    179,358,079     25.43     7.295            628     160,428     72.61     64.79     94.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
Life Maximum                     Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Rate                           of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below                      254  $  63,311,535      8.98%    5.751%           645  $  249,258     76.15%    61.16%    96.91%
12.00 - 12.49%                      281     59,756,860      8.47     6.271            631     212,658     77.29     67.68     94.95
12.50 - 12.99%                      517    107,010,521     15.17     6.767            622     206,984     79.18     57.86     93.35
13.00 - 13.49%                      392     72,778,535     10.32     7.280            612     185,660     79.55     59.88     94.02
13.50 - 13.99%                      524     84,213,614     11.94     7.756            594     160,713     79.96     64.65     90.63
14.00 - 14.49%                      285     39,822,251      5.65     8.252            586     139,727     81.01     62.58     89.74
14.50 - 14.99%                      335     47,631,622      6.75     8.725            571     142,184     78.48     58.98     90.47
15.00 - 15.49%                      155     19,759,668      2.80     9.224            556     127,482     78.38     68.39     90.94
15.50 - 15.99%                      139     17,734,734      2.51     9.651            545     127,588     75.78     58.76     92.97
16.00% & Above                      138     14,029,526      1.99    10.731            536     101,663     71.19     75.07     93.95
Fixed Rate                        1,118    179,358,079     25.43     7.295            628     160,428     72.61     64.79     94.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================



                             Distribution by Margin

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Margin                         of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                       916  $ 196,521,977     27.86%    6.397%           640  $  214,544     77.11%    60.58%    92.82%
5.00 - 5.49%                        517     95,869,845     13.59     7.225            616     185,435     80.47     61.08     90.01
5.50 - 5.99%                        462     76,810,837     10.89     7.591            593     166,257     79.46     54.82     92.87
6.00 - 6.49%                        360     53,919,735      7.64     8.067            580     149,777     80.60     62.22     93.28
6.50 - 6.99%                        279     39,531,810      5.60     8.479            561     141,691     79.26     67.35     96.80
7.00% & Above                       486     63,394,663      8.99     9.323            547     130,442     76.36     73.64     95.59
Fixed Rate                        1,118    179,358,079     25.43     7.295            628     160,428     72.61     64.79     94.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,138  $ 705,406,946    100.00%    7.375%           611  $  170,471     77.00%    62.77%    93.31%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                        $526,048,867
Number of Mortgage Loans:                                                  3,020
Average Scheduled Principal Balance:                                    $174,188
Weighted Average Gross Coupon:                                            7.403%
Weighted Average Net Coupon: (1)                                          7.100%
Weighted Average Current FICO Score: (2)                                     605
Weighted Average Original LTV Ratio:                                      78.49%
Weighted Average Combined Original LTV Ratio:                             78.49%
Weighted Average Stated Remaining Term (months):                             358
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll:                                              23
Weighted Average Gross Margin:                                             5.50%
Weighted Average Initial Rate Cap:                                         3.00%
Weighted Average Periodic Rate Cap:                                        1.00%
Weighted Average Gross Maximum Lifetime Rate:                             13.40%

(1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(2)  Represents the weighted average of the loans with available FICO Scores.


                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
Current Principal                Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Balance                        of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                      30  $   1,498,407      0.28%    8.748%           574  $   49,947     50.32%    80.00%    90.00%
$50,001 - $75,000                   412     25,923,564      4.93     8.522            589      62,921     76.26     74.66     88.96
$75,001 - $100,000                  357     31,496,264      5.99     8.108            597      88,225     77.43     77.39     92.27
$100,001 - $125,000                 412     46,356,157      8.81     7.992            596     112,515     78.75     72.05     92.79
$125,001 - $150,000                 354     48,539,893      9.23     7.598            600     137,118     77.91     71.98     92.96
$150,001 - $200,000                 561     97,500,410     18.53     7.389            601     173,798     76.94     65.98     94.69
$200,001 - $250,000                 340     76,228,943     14.49     7.184            605     224,203     77.26     58.81     92.85
$250,001 - $300,000                 199     54,101,393     10.28     7.198            604     271,866     78.42     63.24     95.41
$300,001 - $350,000                 137     44,557,085      8.47     7.014            613     325,234     81.34     56.26     93.45
$350,001 - $400,000                  78     29,094,682      5.53     6.880            623     373,009     81.78     44.66     90.95
$400,001 & Above                    140     70,752,069     13.45     6.999            621     505,372     81.00     45.05     91.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================



                          Distribution by Current Rate

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Current Rate                   of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                         6  $   1,263,996      0.24%    4.990%           657  $  210,666     67.65%    65.86%   100.00%
5.00 - 5.49%                         43      9,836,154      1.87     5.290            655     228,748     76.73     68.96    100.00
5.50 - 5.99%                        198     50,592,547      9.62     5.823            646     255,518     76.76     60.36     96.62
6.00 - 6.49%                        279     59,337,825     11.28     6.263            632     212,680     77.38     67.45     94.92
6.50 - 6.99%                        522    108,363,702     20.60     6.759            622     207,593     78.97     57.81     93.21
7.00 - 7.49%                        391     72,244,424     13.73     7.268            613     184,768     79.51     60.08     93.98
7.50 - 7.99%                        525     84,050,091     15.98     7.749            593     160,095     79.95     64.62     90.61
8.00 - 8.49%                        289     40,880,268      7.77     8.251            585     141,454     80.81     62.41     90.00
8.50 - 8.99%                        338     48,745,977      9.27     8.742            570     144,219     78.37     57.54     90.69
9.00% & Above                       429     50,733,883      9.64     9.800            547     118,261     75.50     67.95     92.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Credit Score                   of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                          55  $   9,467,300      1.80%    6.881%           762  $  172,133     80.25%    43.21%    74.39%
720 - 739                            39      7,638,587      1.45     6.917            729     195,861     86.09     28.25     67.84
700 - 719                            63     15,906,189      3.02     6.690            708     252,479     84.27     40.55     69.05
680 - 699                           100     19,672,186      3.74     6.652            688     196,722     84.75     46.41     82.35
660 - 679                           179     37,237,668      7.08     6.732            668     208,032     83.93     48.63     88.31
640 - 659                           274     49,245,334      9.36     6.763            649     179,727     81.12     51.23     93.17
620 - 639                           404     72,284,387     13.74     6.903            629     178,922     81.09     64.21     93.61
600 - 619                           403     71,046,207     13.51     7.020            610     176,293     79.82     70.35     96.96
580 - 599                           357     63,938,009     12.15     7.505            589     179,098     78.06     62.54     94.08
560 - 579                           285     47,717,906      9.07     7.620            570     167,431     76.47     73.54     97.25
540 - 559                           326     53,033,080     10.08     8.233            549     162,678     74.25     63.76     95.67
520 - 539                           279     41,377,488      7.87     8.504            530     148,306     70.99     72.67     97.87
500 - 519                           232     35,690,140      6.78     8.677            510     153,837     72.29     69.22     98.33
Unavailable                          24      1,794,385      0.34     8.792             NA      74,766     66.45     75.11     89.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================



                              Distribution by Lien

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Lien                           of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                             3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================



                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
Combined                         Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Original LTV                   of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                      284  $  39,229,906      7.46%    7.403%           580  $  138,133     49.95%    54.22%    93.17%
60.01 - 70.00%                      377     66,292,613     12.60     7.619            572     175,842     66.63     61.49     94.07
70.01 - 80.00%                    1,429    244,800,774     46.54     7.314            603     171,309     78.45     60.94     95.01
80.01 - 85.00%                      274     50,926,767      9.68     7.434            612     185,864     84.43     60.65     92.51
85.01 - 90.00%                      432     82,887,985     15.76     7.440            632     191,870     89.66     57.64     85.44
90.01 - 95.00%                      216     40,467,628      7.69     7.482            634     187,350     94.77     87.13     94.72
95.01 - 100.00%                       8      1,443,193      0.27     6.958            709     180,399     99.93    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================



                          Distribution by Original LTV

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Original LTV                   of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                      284  $  39,229,906      7.46%    7.403%           580  $  138,133     49.95%    54.22%    93.17%
60.01 - 70.00%                      377     66,292,613     12.60     7.619            572     175,842     66.63     61.49     94.07
70.01 - 80.00%                    1,429    244,800,774     46.54     7.314            603     171,309     78.45     60.94     95.01
80.01 - 85.00%                      274     50,926,767      9.68     7.434            612     185,864     84.43     60.65     92.51
85.01 - 90.00%                      432     82,887,985     15.76     7.440            632     191,870     89.66     57.64     85.44
90.01 - 95.00%                      216     40,467,628      7.69     7.482            634     187,350     94.77     87.13     94.72
95.01 -100.00%                        8      1,443,193      0.27     6.958            709     180,399     99.93    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Documentation                  of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                          2,034  $ 326,576,852     62.08%    7.417%           598  $  160,559     79.24%   100.00%    95.52%
Stated Income                       948    192,736,940     36.64     7.370            616     203,309     77.28      0.00     88.91
No Doc                               22      3,781,026      0.72     7.068            719     171,865     78.97      0.00     86.90
Limited Income                       16      2,954,048      0.56     8.369            589     184,628     74.33      0.00     88.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================



                             Distribution by Purpose

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Purpose                        of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refi                     1,690  $ 310,371,133     59.00%    7.392%           593  $  183,652     75.98%    61.28%    93.71%
Purchase                          1,072    172,325,717     32.76     7.359            632     160,752     82.87     59.85     91.04
Rate/term Refi                      258     43,352,017      8.24     7.655            589     168,031     79.11     76.64     95.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================



                            Distribution by Occupancy

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Occupancy                      of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                    2,796  $ 489,205,723     93.00%    7.380%           602  $  174,966     78.34%    63.77%   100.00%
Non-owner Occupied                  188     28,799,745      5.47     7.804            659     153,190     80.99     40.57      0.00
Second Home                          36      8,043,399      1.53     7.319            622     223,428     78.68     36.51      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================



                          Distribution by Property Type

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Property Type                  of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family                     2,410  $ 409,447,989     77.83%    7.420%           600  $  169,895     78.01%    63.34%    95.64%
2-4 Family                          205     46,149,906      8.77     7.382            633     225,121     80.30     48.57     70.39
Pud                                 185     37,416,533      7.11     7.148            615     202,252     80.66     65.76     93.54
Condo                               187     29,410,665      5.59     7.527            617     157,276     79.33     56.35     90.15
Manufactured Home                    33      3,623,774      0.69     7.260            627     109,811     80.73    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
State                          of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                                  479  $ 129,730,739     24.66%    6.877%           607  $  270,837     77.16%    57.41%    91.69%
NY                                  221     53,265,114     10.13     7.312            615     241,019     77.19     54.29     90.94
MA                                  208     47,022,418      8.94     7.032            607     226,069     76.04     53.48     93.64
FL                                  209     27,482,003      5.22     7.750            593     131,493     77.08     57.21     90.00
NJ                                  118     23,522,207      4.47     7.512            608     199,341     78.27     57.98     94.54
VA                                  121     19,251,041      3.66     7.856            590     159,100     78.52     71.77     99.64
TX                                  169     17,737,194      3.37     8.160            593     104,954     79.16     64.56     92.96
IL                                  104     14,590,111      2.77     8.083            615     140,290     81.42     71.16     86.20
NV                                   75     14,563,217      2.77     7.052            621     194,176     79.67     59.65     94.50
CT                                   80     12,362,250      2.35     7.662            599     154,528     77.35     57.96     95.14
Other                             1,236    166,522,572     31.66     7.691            604     134,727     80.56     70.36     94.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================




                               Distribution by Zip

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Zip                            of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
11020                                 2  $   1,651,478      0.31%    6.431%           628  $  825,739     80.47%   100.00%   100.00%
89506                                10      1,627,661      0.31     6.682            629     162,766     78.38     66.13    100.00
11706                                 7      1,599,956      0.30     7.559            589     228,565     72.77     56.86     87.01
02155                                 4      1,464,760      0.28     6.700            673     366,190     84.38     27.59     72.05
93905                                 4      1,444,868      0.27     7.642            702     361,217     87.41     80.10     19.90
02151                                 4      1,428,974      0.27     6.250            673     357,244     85.20     50.29    100.00
95828                                 6      1,374,610      0.26     7.101            614     229,102     78.14     83.74     77.91
11746                                 4      1,309,800      0.25     6.815            644     327,450     78.07     15.67    100.00
95240                                 5      1,299,265      0.25     6.747            636     259,853     82.49     35.63     81.71
11772                                 4      1,277,839      0.24     7.254            604     319,460     81.59     57.00    100.00
Other                             2,970    511,569,656     97.25     7.416            604     172,246     78.43     62.18     93.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================



                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
Remaining                                                Pool By      Avg.           Avg.        Avg.  Combined                Pct.
Months To                        Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Maturity                       of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                               7  $     643,749      0.12%    7.404%           599  $   91,964     74.48%    41.00%   100.00%
241 - 360                         3,013    525,405,118     99.88     7.403            605     174,379     78.50     62.11     92.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================



                        Distribution by Amortization Type

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Amortization Type              of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year ARM                        2,693  $ 449,990,319     85.54%    7.522%           600  $  167,096     78.21%    60.46%    92.97%
2 Year ARM IO                       156     43,074,944      8.19     6.443            641     276,121     81.85     82.80     97.91
3 Year ARM                          154     29,664,632      5.64     7.072            621     192,627     77.73     54.34     85.55
3 Year ARM IO                        10      2,236,645      0.43     5.983            677     223,665     81.24    100.00    100.00
6 Mo Fixed/Adj/30 Yr                  5        850,674      0.16     7.454            600     170,135     76.79     53.15    100.00
15 Yr Fixed/Adj/30 Yr                 2        231,651      0.04     9.064            654     115,826     75.17     22.47    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
Initial                          Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Periodic Cap                   of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                                 5  $     850,674      0.16%    7.454%           600  $  170,135     76.79%    53.15%   100.00%
3.00%                             3,015    525,198,192     99.84     7.402            605     174,195     78.50     62.10     92.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================



                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Periodic Cap                   of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                             3,013  $ 524,269,983     99.66%    7.401%           606  $  174,003     78.49%    62.10%    92.97%
1.50%                                 7      1,778,884      0.34     7.876            551     254,126     79.33     56.60    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================



                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
Months To                        Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Rate Reset                     of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1-12                                  5  $     850,674      0.16%    7.454%           600  $  170,135     76.79%    53.15%   100.00%
13 - 24                           2,849    493,065,264     93.73     7.428            604     173,066     78.53     62.41     93.40
25 - 36                             164     31,901,277      6.06     6.995            625     194,520     77.98     57.54     86.56
37 & Above                            2        231,651      0.04     9.064            654     115,826     75.17     22.47    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================



                        Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
Life Maximum                     Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Rate                           of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below                      254  $  63,311,535     12.04%    5.751%           645  $  249,258     76.15%    61.16%    96.91%
12.00 - 12.49%                      281     59,756,860     11.36     6.271            631     212,658     77.29     67.68     94.95
12.50 - 12.99%                      517    107,010,521     20.34     6.767            622     206,984     79.18     57.86     93.35
13.00 - 13.49%                      392     72,778,535     13.83     7.280            612     185,660     79.55     59.88     94.02
13.50 - 13.99%                      524     84,213,614     16.01     7.756            594     160,713     79.96     64.65     90.63
14.00 - 14.49%                      285     39,822,251      7.57     8.252            586     139,727     81.01     62.58     89.74
14.50 - 14.99%                      335     47,631,622      9.05     8.725            571     142,184     78.48     58.98     90.47
15.00 - 15.49%                      155     19,759,668      3.76     9.224            556     127,482     78.38     68.39     90.94
15.50 - 15.99%                      139     17,734,734      3.37     9.651            545     127,588     75.78     58.76     92.97
16.00% & Above                      138     14,029,526      2.67    10.731            536     101,663     71.19     75.07     93.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Margin                         of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                       916  $ 196,521,977     37.36%    6.397%           640  $  214,544     77.11%    60.58%    92.82%
5.00 - 5.49%                        517     95,869,845     18.22     7.225            616     185,435     80.47     61.08     90.01
5.50 - 5.99%                        462     76,810,837     14.60     7.591            593     166,257     79.46     54.82     92.87
6.00 - 6.49%                        360     53,919,735     10.25     8.067            580     149,777     80.60     62.22     93.28
6.50 - 6.99%                        279     39,531,810      7.51     8.479            561     141,691     79.26     67.35     96.80
7.00% & Above                       486     63,394,663     12.05     9.323            547     130,442     76.36     73.64     95.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,020  $ 526,048,867    100.00%    7.403%           605  $  174,188     78.49%    62.08%    93.00%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                        $179,358,079
Number of Mortgage Loans:                                                  1,118
Average Scheduled Principal Balance:                                    $160,428
Weighted Average Gross Coupon:                                            7.295%
Weighted Average Net Coupon: (1)                                          6.992%
Weighted Average Current FICO Score: (2)                                     628
Weighted Average Original LTV Ratio:                                      71.09%
Weighted Average Combined Original LTV Ratio:                             72.61%
Weighted Average Stated Remaining Term (months):                             347
Weighted Average Seasoning (months):                                           2

(1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(2)  Represents the weighted average of the loans with available FICO Scores.


                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
Current Principal                Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Balance                        of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                      49  $   2,445,581      1.36%    8.995%           588  $   49,910     57.01%    63.26%    91.84%
$50,001 - $75,000                   174     10,832,323      6.04     8.731            607      62,255     74.71     81.33     94.48
$75,001 - $100,000                  157     13,829,192      7.71     8.251            605      88,084     72.40     78.77     96.07
$100,001 - $125,000                 127     14,254,939      7.95     7.562            615     112,244     72.57     82.53     95.31
$125,001 - $150,000                 128     17,677,687      9.86     7.399            621     138,107     73.80     79.18     94.53
$150,001 - $200,000                 200     34,527,636     19.25     7.186            622     172,638     70.38     70.84     95.37
$200,001 - $250,000                 109     24,244,285     13.52     7.006            634     222,425     74.10     59.23     97.30
$250,001 - $300,000                  80     22,308,477     12.44     6.887            635     278,856     71.58     54.98     96.41
$300,001 - $350,000                  34     11,028,111      6.15     6.869            651     324,356     75.71     50.10     90.87
$350,001 - $400,000                  27     10,164,037      5.67     6.967            655     376,446     78.63     55.84     89.01
$400,001 & Above                     33     18,045,812     10.06     6.703            650     546,843     70.77     38.25     87.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,118  $ 179,358,079    100.00%    7.295%           628  $  160,428     72.61%    64.79%    94.23%
====================================================================================================================================



                          Distribution by Current Rate

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Current Rate                   of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%                         43  $  10,686,268      5.96%    5.938%           675  $  248,518     68.68%    81.97%    96.14%
6.00 - 6.49%                        148     30,473,084     16.99     6.270            653     205,899     71.38     70.55     97.60
6.50 - 6.99%                        255     53,348,802     29.74     6.754            640     209,211     69.56     56.12     94.18
7.00 - 7.49%                        154     24,543,501     13.68     7.256            631     159,373     74.07     60.67     92.82
7.50 - 7.99%                        173     25,699,421     14.33     7.741            610     148,552     74.97     67.87     91.77
8.00 - 8.49%                         76      9,628,477      5.37     8.266            594     126,690     78.18     72.33     90.35
8.50 - 8.99%                         94      9,266,631      5.17     8.741            590      98,581     78.59     63.65     95.57
9.00% & Above                       175     15,711,894      8.76     9.930            579      89,782     74.98     68.79     94.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,118  $ 179,358,079    100.00%    7.295%           628  $  160,428     72.61%    64.79%    94.23%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Credit Score                   of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                          32  $   6,522,055      3.64%    6.889%           766  $  203,814     78.81%    41.71%    87.08%
720 - 739                            22      4,132,177      2.30     7.102            728     187,826     78.18     59.64     70.63
700 - 719                            42      9,346,717      5.21     6.567            708     222,541     76.93     53.88     80.73
680 - 699                            58     11,992,958      6.69     6.740            688     206,775     75.18     55.74     98.71
660 - 679                            99     17,274,505      9.63     6.746            668     174,490     74.41     61.65     91.97
640 - 659                           147     25,673,473     14.31     6.925            650     174,649     73.47     58.87     93.94
620 - 639                           147     24,502,065     13.66     6.978            629     166,681     72.05     61.21     95.95
600 - 619                           142     22,271,395     12.42     7.510            610     156,841     70.85     64.44     95.37
580 - 599                           149     22,679,671     12.64     7.497            589     152,213     72.22     72.41     98.37
560 - 579                           113     15,057,876      8.40     8.058            569     133,256     72.28     75.96     99.67
540 - 559                            78      9,584,106      5.34     8.378            548     122,873     67.66     79.27     91.23
520 - 539                            48      6,087,014      3.39     8.271            530     126,813     63.54     86.15     99.18
500 - 519                            36      3,752,518      2.09     8.846            509     104,237     69.96     88.63     98.57
Unavailable                           5        481,549      0.27     8.677             NA      96,310     56.57     31.52    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,118  $ 179,358,079    100.00%    7.295%           628  $  160,428     72.61%    64.79%    94.23%
====================================================================================================================================



                              Distribution by Lien

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Lien                           of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                             1,055  $ 174,608,930     97.35%    7.221%           629  $  165,506     72.48%    65.07%    94.14%
Second                               63      4,749,149      2.65    10.002            620      75,383     77.51     54.35     97.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,118  $ 179,358,079    100.00%    7.295%           628  $  160,428     72.61%    64.79%    94.23%
====================================================================================================================================



                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
 Combined                        Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
 Original LTV                  of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                      225  $  33,950,100     18.93%    7.124%           616  $  150,889     49.15%    57.42%    93.35%
60.01 - 70.00%                      211     36,740,031     20.48     7.013            616     174,123     66.30     64.78     94.94
70.01 - 80.00%                      410     66,200,542     36.91     7.328            631     161,465     77.89     62.83     94.75
80.01 - 85.00%                      100     15,853,058      8.84     7.598            643     158,531     84.38     71.15     95.34
85.01 - 90.00%                      112     19,504,657     10.87     7.579            644     174,149     89.45     71.65     89.69
90.01 - 95.00%                       44      5,777,952      3.22     7.602            645     131,317     94.75     82.65    100.00
95.01 - 100.00%                      16      1,331,738      0.74     8.689            688      83,234    100.00     96.05    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,118  $ 179,358,079    100.00%    7.295%           628  $  160,428     72.61%    64.79%    94.23%
====================================================================================================================================



                          Distribution by Original LTV


                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Original LTV                   of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                      274  $  37,787,923     21.07%    7.419%           617  $  137,912     52.66%    57.65%    93.74%
60.01 - 70.00%                      206     36,487,748     20.34     6.999            616     177,125     66.36     64.90     94.90
70.01 - 80.00%                      395     64,873,650     36.17     7.267            631     164,237     77.89     63.38     94.81
80.01 - 85.00%                       85     14,526,433      8.10     7.379            645     170,899     84.40     72.07     94.91
85.01 - 90.00%                      111     19,422,701     10.83     7.562            644     174,979     89.47     71.53     89.65
90.01 - 95.00%                       43      5,710,508      3.18     7.571            645     132,803     94.74     82.45    100.00
95.01 - 100.00%                       4        549,115      0.31     7.135            719     137,279    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,118  $ 179,358,079    100.00%    7.295%           628  $  160,428     72.61%    64.79%    94.23%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Documentation

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Documentation                  of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                            798  $ 116,200,797     64.79%    7.304%           620  $  145,615     73.68%   100.00%    95.20%
Stated Income                       310     60,992,014     34.01     7.282            643     196,748     70.72      0.00     92.19
Limited Income                        4      1,576,014      0.88     6.888            635     394,003     65.61      0.00    100.00
No Doc                                6        589,255      0.33     8.046            726      98,209     76.56      0.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,118  $ 179,358,079    100.00%    7.295%           628  $  160,428     72.61%    64.79%    94.23%
====================================================================================================================================



                             Distribution by Purpose

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Purpose                        of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refi                       821  $ 133,497,046     74.43%    7.264%           624  $  162,603     71.18%    65.31%    95.26%
Purchase                            175     27,313,649     15.23     7.502            650     156,078     79.25     61.00     89.57
Rate/term Refi                      122     18,547,385     10.34     7.217            629     152,028     73.13     66.60     93.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,118  $ 179,358,079    100.00%    7.295%           628  $  160,428     72.61%    64.79%    94.23%
====================================================================================================================================


                            Distribution by Occupancy

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Occupancy                      of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                    1,059  $ 169,013,146     94.23%    7.283%           626  $  159,597     72.63%    65.45%   100.00%
Non-owner Occupied                   49      7,996,654      4.46     7.610            665     163,197     73.87     60.51      0.00
Second Home                          10      2,348,279      1.31     7.076            646     234,828     66.88     31.52      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,118  $ 179,358,079    100.00%    7.295%           628  $  160,428     72.61%    64.79%    94.23%
====================================================================================================================================



                          Distribution by Property Type

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Property Type                  of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family                       910  $ 141,522,248     78.90%    7.303%           624  $  155,519     72.50%    66.24%    95.60%
2-4 Family                           80     18,804,559     10.48     7.121            645     235,057     71.23     47.66     80.69
Pud                                  62     10,083,562      5.62     7.402            632     162,638     74.14     73.68    100.00
Condo                                45      6,441,272      3.59     7.497            652     143,139     74.94     55.23     92.33
Manufactured Home                    21      2,506,438      1.40     7.226            666     119,354     77.08    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,118  $ 179,358,079    100.00%    7.295%           628  $  160,428     72.61%    64.79%    94.23%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
State                          of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
NY                                  176  $  36,952,561     20.60%    7.024%           641  $  209,958     70.79%    46.08%    94.94%
CA                                  187     36,680,539     20.45     6.960            638     196,153     73.01     75.73     93.29
MA                                   89     18,035,093     10.06     6.968            625     202,641     67.69     60.01     92.87
HI                                   36      9,642,495      5.38     6.713            642     267,847     72.78     42.17     89.31
FL                                   70      8,686,938      4.84     7.604            605     124,099     71.53     73.08     96.47
TX                                   95      8,579,166      4.78     8.468            609      90,307     75.95     69.22     96.79
NJ                                   31      6,343,904      3.54     7.745            615     204,642     69.45     57.72    100.00
PA                                   42      4,601,303      2.57     7.754            603     109,555     72.65     59.36     97.95
RI                                   27      4,294,594      2.39     7.102            634     159,059     67.09     58.59     88.41
CT                                   27      3,997,909      2.23     7.209            617     148,071     68.84     74.31     93.81
Other                               338     41,543,579     23.16     7.711            622     122,910     76.93     77.84     94.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,118  $ 179,358,079    100.00%    7.295%           628  $  160,428     72.61%    64.79%    94.23%
====================================================================================================================================



                               Distribution by Zip

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
                                 Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Zip                            of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
94565                                 5  $   1,452,421      0.81%    7.166%           657  $  290,484     79.51%    84.36%   100.00%
07039                                 1      1,099,430      0.61     9.250            600   1,099,430     52.38      0.00    100.00
96816                                 1      1,049,069      0.58     6.600            651   1,049,069     66.88      0.00    100.00
01702                                 3      1,009,381      0.56     7.133            696     336,460     80.84      0.00     64.39
96825                                 2        997,575      0.56     6.964            717     498,787     85.33      0.00    100.00
95949                                 4        915,780      0.51     7.535            678     228,945     64.99     32.48    100.00
96822                                 1        897,707      0.50     6.850            658     897,707     75.00      0.00    100.00
96782                                 3        895,977      0.50     6.303            614     298,659     73.71     34.25    100.00
10562                                 2        826,418      0.46     7.422            580     413,209     68.53     39.55    100.00
91901                                 1        798,605      0.45     6.700            690     798,605     80.00    100.00    100.00
Other                             1,095    169,415,717     94.46     7.299            627     154,718     72.61     66.84     94.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,118  $ 179,358,079    100.00%    7.295%           628  $  160,428     72.61%    64.79%    94.23%
====================================================================================================================================




                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
Remaining                                                Pool By      Avg.           Avg.        Avg.  Combined                Pct.
Months To                        Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Maturity                       of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                              71  $   7,223,253      4.03%    7.670%           610  $  101,736     64.80%    64.10%    95.44%
181 - 240                            57      6,235,495      3.48     7.606            638     109,395     70.71     54.69     98.27
241 - 360                           990    165,899,331     92.50     7.267            629     167,575     73.03     65.20     94.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,118  $ 179,358,079    100.00%    7.295%           628  $  160,428     72.61%    64.79%    94.23%
====================================================================================================================================



                        Distribution by Amortization Type

                                                                                                       Weighted
                                                         Pct. Of  Weighted       Weighted                  Avg.
                                                         Pool By      Avg.           Avg.        Avg.  Combined                Pct.
Amortization                     Number      Principal  Principal    Gross        Current   Principal  Original      Pct.     Owner
Type                           of Loans        Balance   Balance    Coupon           FICO     Balance       LTV  Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed                             1,108  $ 176,569,787     98.45%    7.308%           628  $  159,359     72.62%    64.23%    94.14%
Fixed IO                             10      2,788,293      1.55     6.446            651     278,829     71.93    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,118  $ 179,358,079    100.00%    7.295%           628  $  160,428     72.61%    64.79%    94.23%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.